UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED
MANAGEMENT INVESTMENT COMPANIES

Investment Company Act File Number 811-01597

Steward Funds, Inc.

(Exact name of registrant as specified in charter)

15375 Memorial Drive

Suite 200

Houston, Texas 77079

(Address of principal executive offices) (Zip code)

John Marten

Vedder Price P.C.

222 North LaSalle Street

Chicago, Illinois 60601

(Name and address of agent for service)

Registrant's telephone number, including area code: (800) 262-6631

Date of fiscal year end: April 30

Date of reporting period: October 31, 2019

Item 1. Reports to Stockholders.

The following is a copy of the report transmitted to shareholders pursuant to Rule 30e-1 under the Investment Company Act of 1940 (the “Act”) (17 CFR 270.30e-1):

CROSSMARKGLOBAL.COM	October 31, 2019

CROSSMARK STEWARD FUNDS

SEMI-ANNUAL REPORT

Beginning on January 1, 2021, as permitted by regulations adopted by the Securities and Exchange Commission, paper copies of the Funds’ annual and semi-annual shareholder reports will no longer be sent by mail, unless you specifically request paper copies of the reports. Instead, the reports will be made available on the Funds’ website at www.crossmarkglobal.com, and you will be notified by mail each time a report is posted and provided with a website link to access the report.

If you already elected to receive shareholder reports electronically, you will not be affected by this change and you need not take any action. You may elect to receive shareholder reports and other communications from the Funds electronically anytime by contacting your financial intermediary (such as a broker-dealer or bank), or you are a direct investor, by calling 1-713-243-6764 or sending an email request to Patricia Mims, pmims@crossmarkglobal.com.

You may elect to receive all future reports in paper free of charge. If you invest through a financial intermediary, you can contact your financial intermediary to request that you continue to receive paper copies of your shareholder reports. If you invest directly with the Funds, you can call 1-713-243-6764 or send an email request to pmims@crossmarkglobal.com to continue receiving paper copies of your shareholder reports. Your election to receive reports in paper will apply to all Funds held in your account if you invest through your financial intermediary or all Funds held with the Transfer Agent if you invest directly with the Funds.

Dear Shareholder:

It is our pleasure to present you with the 2019 Steward Funds, Inc. Semi-Annual Report. Within the pages of this report you will see detailed information regarding the funds, including performance, specific holdings within each fund, and a summary of the key factors that have affected the funds’ performance for the six months ended October 31, 2019.

The last six months have been very exciting for the Steward Funds and for Crossmark Global Investments (the investment advisory firm that manages the funds). Most notably, in early 2019 we were notified by Refinitiv that the Steward Global Equity Income Fund (ticker SGISX) had once again been selected to receive multiple Lipper Fund Awards for its performance. Specifically, the Steward Global Equity Income Fund was named the Best Global Equity Income Fund in the three-year, five-year, and ten-year performance categories for the period ending November 30, 2018. This marks the fifth consecutive year in which this fund has received a Lipper Award.

We are extraordinarily proud of all of the funds. The Steward family of funds employs a proprietary screening methodology that excludes companies materially involved with alcohol, tobacco, or gambling, and companies involved with certain life ethics issues or mature content. Our belief is that investors do not need to sacrifice investment returns in order to align their investments with their values.

As a firm, we are committed to operating according to the highest levels of excellence within our industry. Our commitment to our core values of integrity, courage, commitment, proficiency and professionalism is unwavering. Not only do we help investors align their investments with their values, we work hard to align our own business practices with our values.

On behalf of all of the professionals at the Steward Funds and Crossmark Global Investments, we sincerely thank you for the trust you have placed in us. We invite you to learn more about the Steward Funds and the various investment options available by visiting our website www.crossmarkglobal.com. Additionally, if you are ever in the Houston, Texas area we would love to meet you personally at our office. Feel free to stop by at any time.

Again, thank you for choosing to invest in the Steward Funds.

Sincerely,

Michael L. Kern, III, CFA

Chairman of the Board, President and Treasurer of Steward Funds, Inc.

President, CEO and Treasurer of Crossmark Global Investments, Inc.

15375 Memorial Drive, Suite 200, Houston, TX 77079 800-262-6631	crossmarkglobal.com/stewardfunds

NOTES FROM THE PORTFOLIO MANAGERS (Unaudited)

We are happy to present the October 31, 2019 Semi-Annual Report for Steward Funds, Inc. In implementing their investment strategies, the Steward Fund family of funds applies a set of values-based screens to use its best efforts to avoid investing in companies that are recognized as being involved with the production of mature content or certain life ethics issues, and companies that are recognized as being materially involved with the production and distribution of alcohol, gambling, or the production of tobacco products.

We welcome the opportunity to address any questions you may have related to Steward Funds, Inc.

Market Overview

The U.S. macroeconomic outlook moderated from the strong pace of 2018. While GDP growth was nearly 3% in 2018, the latest GDP reading showed seasonally adjusted annualized growth of 2.1% in the third quarter of 2019. This is in-line with the FOMC prediction for real GDP growth of 2.2% in 2019. The slowing of the U.S. economy fits within the context of the overall economic data and helps explain the actions of the Federal Reserve over the past six months. Employment remains strong with the unemployment rate reaching a 50-year low of 3.6% as of September 30, 2019. When paired with a labor force participation rate of 63.3%, the highest since 2013, it appears the labor market strength suggests that the economic slowdown in 2019 is not necessarily the precursor to further weakening in the economy.

The global macroeconomic growth similarly softened over the past six months. Recent data showed the Canadian economy rebounded to a healthy pace of expansion with residential construction jumping significantly midway through the year. Employment and income growth have also outpaced expectations. The Bank of Canada has left its policy interest rate unchanged as there is little slack left in the labor market and the inflation rate is on target at 2%. Across the pond, the Eurozone is expected to substantially increase its monetary stimulus due to soft growth expectations. The ECB has lowered its already negative deposit rate policy even further. They are also restarting their quantitative easing program with asset purchases beginning in November. The latest chapter of the Brexit saga in the UK has cast more uncertainty to the eventual outcome. Prime Minister Boris Johnson attempted to expedite a hard Brexit but was stymied by the House of Commons. The House of Commons passed a bill in September that effectively prevents just such a possibility from occurring and it appears the process is once again at a stalemate. In Japan, recent data indicated a deflationary trend that is prompting the Bank of Japan to follow the Fed and ECB to also increase its monetary stimulus. It now appears that most developed markets are moving to increasing monetary stimulus to offset concerns of slowing global growth.

The recent actions of the Federal Reserve seem to bolster the notion that moderated economic growth exists, but it may be maintainable. After the Fed raised its Target Rate in 2017 and 2018, the Fed paused its hiking cycle. Over the past six months, the Fed cut the Target rate three times to a range of 1.50% on the lower bound and 1.75% on the upper bound. The recent actions of the Fed were framed in the context as a “mid-cycle adjustment” to sustain economic growth, as opposed to actions to stave off recession.

While there are many explanations for a moderating U.S. and global economy and the Fed’s actions, there are two main storylines over the past six months that deserve exploration: the ongoing trade war between the U.S. and China, and flat corporate earnings growth. The U.S. and China have engaged in an escalating trade war characterized by increasing tariffs, hyperbolic rhetoric and general sense of uncertainty regarding the future of global trade relations. While there has been some recent softening in language and a tentative phase one agreement between the two countries, uncertainty generally tends to depress corporate investment and overall business sentiment. For example, the ISM Manufacturing PMI broke below the 50 mark in August, signaling negative sentiment among manufacturing purchasing managers. Uncertainty around the globe, slowing international growth and depressed sentiment helps explain why economic growth in the U.S. is moderating despite fiscal stimulus and a seemingly healthy labor market.

Corporations have operated within this framework and experienced mixed results. In 2018, S&P 500 companies posted a robust earnings growth rate of 20.71% due in part to rebounding energy company earnings and corporate tax reform. Given the overall macroeconomic framework described above, the impact lag of rate cuts and global uncertainty amid the trade war, corporate earnings have struggled to post gains in 2019. The year began with positive earnings growth estimates but has devolved to slightly negative earnings reports in first and second quarters for 2019. The overall estimate from analysts is that S&P 500 corporations will still eek out positive earnings growth of 0.22% in 2019, but that assumes that Q4 will help buoy the currently negative corporate earnings growth rate.

In spite of the mixed news and uncertainty, the S&P 500 managed to grow 4.16% over the past six months and fits with our overall theme: slower economic and corporate earnings growth does not necessarily suggest a recession is imminent. We do expect increased market volatility going forward given the uncertainty. However, a further easing of global trade tensions and more accommodative monetary policy in the U.S. and across the globe could prove catalysts for future growth. Overall, these results require investor attention, but do not necessarily warrant a change in long-term strategy.

STEWARD COVERED CALL INCOME FUND

Paul Townsen, Executive Vice President

Fund Performance

For the six months ended October 31, 2019, the Steward Covered Call Income Fund returned 2.88% for the Class A shares and 3.13% for the Institutional Class shares. The return for the Cboe S&P 500 BuyWrite Index was 4.36% and the return for the S&P 500 was 4.16% for the same period.

Factors Affecting Performance

There are three main factors that contribute to the Fund’s relative performance against the benchmarks: stock selection, the performance of the call option overlay, and the Fund’s values-based investment policies.

The impact of stock allocation and weighting for the six-month period was neutral. Over-weights to Biogen, NextEra and Medtronic all outperformed the market with returns of 30.30%, 4.05%, and 23.92%, respectively. This positively impacted performance. Stock allocations that negatively impacted performance were Occidental Petroleum, FedEx, and Dupont which returned -28.87%, -18.78%, and -21.98%, respectively. When the long-only positions are analyzed in isolation, it is estimated that security allocation had a neutral impact.

Fund performance is also impacted by covered calls written against the underlying equity securities. For the period, volatility continued in a moderate trading range with the VIX reading an average of 15.96. By comparison, the VIX had an average reading of 15.98 for the year ending April 30, 2019. Thus, there was not significant increase in premium generation. In the aggregate, the call options were the largest detractor from performance with an impact of -122 basis points. When stocks rise, writing call options caps the upside in exchange for a premium. Thus, short call options are expected to detract from performance when the market experiences periods of sharp price appreciation.

Performance of the Fund can also be affected by the Fund’s values-based investment policies. For the six-month period ended October 31, 2019, the values-based investment policies had a net positive performance impact on the Fund. Companies such as AT&T (mature content), up 27.95%, Bristol-Myers Squibb (life ethics), up 25.68%, and Merck (life ethics), up 11.57%, outperformed the S&P 500 benchmark. Screening out these three securities detracted 34 basis points from performance. Conversely, not owning companies such as Amazon (mature content), down 7.78%, Netflix (mature content), down 22.43%, and Johnson & Johnson (life ethics), down 5.15%, positively impacted performance by 71 basis points. Overall, restricted companies positively contributed 79 basis points to the Fund’s performance over the past six months.

Principal Investment Strategies

The Fund’s principal investment strategy is to invest in a portfolio of large-cap, dividend-paying, equity securities that are listed on U.S. exchanges and to write (sell) covered call options on those securities with the overall goal of providing options premium income and lowering volatility of the Fund’s portfolio when compared to the broader uncovered large-cap securities market, subject to the limitations of the Fund’s values-based screening policies.

Under normal market circumstances, the Fund will:

•	write (sell) call options on at least 80% of its equity securities

•	invest at least 80% of its assets in the securities of companies included in the Fund’s benchmark

Covered call options may be written on the Fund’s equity securities. A call option gives the purchaser of the option the right to buy, and the writer, in this case, the Fund, the obligation to sell, the underlying security at a specified exercise price at any time prior and up to the expiration of the contract.

The covered call strategy used by the Fund is designed to earn extra income for the Fund from premiums to moderate the impact of market declines and to reduce the volatility of the Fund’s portfolio. This strategy means that the Fund may be expected to underperform equity markets during periods of sharply rising equity prices; conversely, by using this strategy, the Fund would tend to outperform equity markets during periods of flat or declining equity prices due to the Fund’s receipt of premiums from selling the call options.

STEWARD GLOBAL EQUITY INCOME FUND

John R. Wolf, Executive Vice President

Fund Performance

For the six months ended October 31, 2019, the Steward Global Equity Income Fund returned 4.45% for the Class A shares and 4.58% for the Institutional Class shares. The return for the global market as represented by the S&P Global 1200 Index was 3.83% and the return for the S&P 500 was 4.16% for the same period. For dividend income comparison purposes, the MSCI World High Dividend Yield Index returned 5.04% for the same period.

Factors Affecting Performance

The Fund’s allocation at the end of the period was 62% U.S. and 38% international with domestic stocks outperforming their international counterparts during the period. Positive relative performance was led by Taiwan Semiconductor Manufacturing Co., Ltd. +21.51%. The company’s shares climbed as the world’s largest contract chipmaker announced record monthly revenue for August that exceeded expectations. Companies such as AMD, Apple and MediaTek are expected to continue to drive demand for TSMC products over the next several months. The rapid development of 5G technology may also translate to better results going into the fourth quarter. Algonquin Power & Utilities Corp. +23.99% shares climbed on solid second quarter results. The company provides utility services to nearly 800k connections in the United States and Canada. Significant progress has been made on its $7.5 billion capital plan. Final certificates were received to allow the construction of up to 600 MW of wind energy at three generation sites in the U.S. Midwest as part of its commitment to sustainable energy. Medtronic plc +23.92% shares climbed after reporting a solid quarter of financial results with revenue and adjusted earnings coming in above the top end of guidance and ahead of analyst estimates. Guidance for the following quarter has also been increased reflecting projected growth improvement particularly in cardiovascular and Diabetes related products. Pending new product launches should provide an additional catalyst for the company in the near future.

Negative contributors to relative performance included China Petroleum Corp. –20.53%. Shares dropped as the company reported a sharp decrease in profit for the first half of the year. Management stated that domestic demand for refined oil products continued to have steady growth, but the market was challenged with increased competition and abundant supply. The company however declared a healthy dividend in August that represents a current yield of 9.7%. Shares of 3M Company –11.38% dropped on its poor reported first quarter results. The company’s top and bottom lines both declined with guidance for 2019 being revised downward. Organic growth was impacted by slowing growth in China due to the trade war and other factors. The company maintains a very strong balance sheet and it has a stellar dividend history with 61 consecutive years of dividend growth. Management’s restructuring efforts combined with the company’s competitive advantages should enable it to resume its long-term trend of strong growth. Overall, the effectiveness of the Fund’s methodology and quantitative screens for stock selection continue to perform as designed and are meeting or exceeding expectations.

Performance of the Fund can also be affected by the Fund’s values-based investment policies. Compensating for a specific restricted industry or company whose total return deviates dramatically from the overall S&P 1200 Index is extremely difficult regardless of its weight within that Index. For the six-month period ended October 31, 2019, the Fund’s values-based investment policies had a slight negative impact on performance.

Principal Investment Strategies

The Fund pursues its investment objective through investment in U.S. and non-U.S. dividend-paying stocks that have demonstrated above-median yield and a positive trend in dividend payouts and favorable earnings growth, subject to the limitations of the Fund’s values-based screening policies.

The Fund invests primarily in common stocks of companies that represent a broad spectrum of the global economy and a range of market capitalizations, including large-cap, mid-cap and small-cap. The Fund may also invest in other investment companies and real estate investment trusts. The Fund will invest in dividend-paying securities of issuers throughout the world and the Fund will generally seek to have 30% to 50% of its net assets, and, under normal market conditions, no less than 30% of its net assets, invested in securities of non-U.S. issuers.

Under normal market conditions, the Fund will invest at least 80% (measured at the time of investment) of the value of its net assets, plus the amount of any borrowings for investment purposes, either directly or through other investment companies, in dividend-paying securities. The Fund will also, under normal market conditions, invest at least 80% (measured at the time of investment) of the value of its net assets, plus the amount of any borrowings for investment purposes, either directly or through other investment companies, in equity securities. (Any such other investment company will also have similar policies to invest at least 80% of the value of its net assets, plus the amount of any borrowings for investment purposes, in (a) dividend-paying securities and (b) equity securities.) The Fund will provide shareholders with at least 60 days’ prior notice of any change in these policies.

The Fund may invest up to 80% of its total assets in securities of non-U.S. issuers and no more than 40% of its total assets in securities of companies in emerging market countries.

STEWARD INTERNATIONAL ENHANCED INDEX FUND

Zachary Wehner, JD, Executive Vice President

Fund Performance

For the six months ended October 31, 2019, the Steward International Enhanced Index Fund returned -1.09% for the Class A shares and -0.96% for the Institutional Class shares. The return for the S&P ADR Index was +0.91% for the same period. The BLDRS Emerging Markets 50 ADR Index Fund, used to represent the emerging markets component, returned -1.52% for the same period.

Factors Affecting Performance

The Fund’s dual market structure maintained the same allocation throughout the period of 85% allocated towards developed markets and 15% towards emerging markets. This represents a neutral outlook between emerging and developed markets. Overall, international markets underperformed domestic markets when the S&P 500 return of +4.16% is compared with the developed and emerging benchmarks listed above. This is the continuation of a long-term trend that has presented itself over the course of the current bull market.

The international developed markets component of the Fund outperformed the emerging markets component by 243 basis points for the noted period. The stocks primarily driving the emerging market index down were Baidu and Alibaba, which were down 38.73% and 4.80%, respectively.

Performance of the Fund can also be affected by the Fund’s values-based investment policies. For the six months ended October 31, 2019, the values-based investment policies had a net negative performance impact on the Fund. Companies such as Astrazeneca (life ethics), up 31.49%, GlaxoSmithKline (life ethics), up 13.95%, and Sony (mature content), up 20.77%, significantly outperformed the S&P ADR benchmark. Screening out these three securities detracted 98 basis points from performance during the period. Conversely, not owning companies such as British American Tobacco (tobacco), down 7.51%, Anheuser-Busch InBev (alcohol), down 8.29%, and Diageo (alcohol), down 1.59%, positively impacted performance by 29 basis points. Overall, restricted companies’ performance detracted 118 basis points from the Fund’s performance during the period.

STEWARD LARGE CAP ENHANCED INDEX FUND

Fund Performance

For the six months ended October 31, 2019, the Steward Large Cap Enhanced Index Fund returned 2.74% for the Class A shares and 2.88% for the Institutional Class shares. For comparison purposes, the return for the S&P 500 for the same period was 4.16%. The S&P 500 Pure Style Index returns were 0.65% for the S&P 500 Pure Growth Index and 0.14% for the S&P 500 Pure Value Index for the same period.

Factors Affecting Performance

The Fund’s blended style structure remained tilted towards value. As of October 31, 2019, the blended style structure of the Fund remained 60% large-cap core, 22% towards value stocks, and 18% towards growth stocks. The precipitating factors for this allocation remain declining U.S. economic growth, a wider spread than past years in the relative valuations between growth and value stocks, and the slowing corporate earnings growth rate.

The Fund’s factor-focused growth and value components may impact performance. During this reporting period, both growth and value underperformed the cap-weighted counterpart, contributing to the Fund’s underperformance. This was the largest single measurable factor impacting performance for the period. Overall, the allocations towards value and growth detracted 151 basis points from performance when compared to the S&P 500. The tilt towards value versus the neutral scenario only detracted one additional basis point.

Performance of the Fund can also be affected by the Fund’s values-based investment policies. For the period ended October 31, 2019, the values-based investment policies had a net positive performance impact on the Fund. Companies such as AT&T (mature content), up 27.95%, Bristol-Myers Squibb (life ethics), up 25.68%, and Merck (life ethics), up 11.57%, outperformed the S&P 500 benchmark. Screening out these three securities detracted 34 basis points from performance. Conversely, not owning companies such as Amazon (mature content), down 7.78%, Netflix (mature content), down 22.43%, and Johnson & Johnson (life ethics), down 5.15%, positively impacted performance by 70 basis points. Overall, restricted companies positively impacted the Fund’s performance by 59 basis points during the period.

STEWARD SMALL-MID CAP ENHANCED INDEX FUND

Fund Performance

For the six months ended October 31, 2019, the Steward Small-Mid Cap Enhanced Index Fund returned -2.19% for the Class A shares and -2.02% for the Institutional Class shares. For comparison purposes, the return for the S&P 1000 during the same period was -0.01%. The S&P 1000 Pure Style Index returns were -5.25% for the S&P 1000 Pure Growth Index and -3.11% for the S&P 1000 Pure Value Index for the same period.

Factors Affecting Performance

The Fund’s blended style structure remained tilted towards value. As of October 31, 2019, the blended style structure of the Fund remained 60% small and mid-cap core, 22% towards small and mid-cap value stocks, and 18% towards small and mid-cap growth stocks. The precipitating factors for this allocation remain declining U.S. economic growth, a wider spread than past years in the relative valuations between growth and value stocks, and the slowing corporate earnings growth rate.

The Fund’s factor-focused growth and value components may impact performance. During this reporting period, both growth and value underperformed the cap-weighted counterpart, contributing to the Fund’s underperformance. This was the largest single measurable factor impacting performance for the period. Overall, the allocations towards value and growth detracted 162 basis points from performance when compared to the S&P 1000. The tilt towards value versus the neutral scenario added four additional basis points.

Performance of the Fund can also be affected by the Fund’s values-based investment policies. For the period ended October 31, 2019, the values-based investment policies had a net negative performance impact on the Fund. Companies such as Caesars Entertainment (gambling), up 31.20%, Casey’s General Stores (alcohol, gambling, and tobacco), up 29.56%, and Churchill Downs (gambling), up 28.89%, outperformed the S&P 1000 benchmark. Screening out these three securities detracted 17 basis points from performance. Conversely, not owning companies such as AMC Networks (mature content), down 25.44%, Dave & Busters (alcohol), down 29.46%, and MGP Ingredients (alcohol), down 51.02%, positively impacted performance by eight basis points. Overall, restricted companies negatively impacted the Fund’s performance by nine basis points during the period.

Principal Investment Strategies For all Steward Enhanced Index Funds

The Funds are not passively managed index funds. Each Fund pursues its objective by seeking to enhance performance over that of its primary benchmark index by 1) changing the relative weighting in the Fund’s portfolio of growth versus value style securities in the index (style tilt) in the case of Steward Large Cap Enhanced Index Fund and Steward Small-Mid Cap Enhanced Index Fund and of developed market companies and emerging market companies in the case of Steward International Enhanced Index Fund, and 2) utilizing computer-aided quantitative analysis of valuation, growth, dividend yield, industry and other factors to attempt to compensate for the exclusion of certain index securities due to the Fund’s values-based screening policies.

Under normal circumstances, each Fund will invest at least 80% of its assets in the securities of companies included in the Fund’s primary benchmark (measured at the time of investment). The Fund’s investments are allocated in an attempt to match the characteristics of a blend of the respective benchmark and varied weightings from time to time of two indices that are subcomponents of the benchmark in the case of Steward Large Cap Enhanced Index Fund and Steward Small-Mid Cap Enhanced Index Fund and of a secondary broad-based index that included only securities of issuers in emerging market countries in the case of Steward International Enhanced Index Fund.

STEWARD SELECT BOND FUND

Victoria Fernandez, Executive Vice President

Fund Performance

For the six months ended October 31, 2019, the Steward Select Bond Fund returned 3.67% for the Class A shares and 3.79% for the Institutional Class shares. As a representative of the larger fixed income markets, the Bloomberg Barclays Capital US Government/Credit Bond Index returned 6.49% for the same six-month period.

Factors Affecting Performance

Over the past six months, the Fund has had split results as compared to the index, outperforming for three of those months and underperforming for three of those months. Underperformance was driven by our duration positioning where we utilized a more conservative strategy, reducing the Fund’s sensitivity to interest rate movements with a shorter duration versus the index. In time periods where rates fall as we experienced during the month of August with the US 10yr treasury dropping over 50bps in one month, the Fund generated a positive return, but a return that lagged the index. August was the worst performing month for the Fund due to that shift in rates. The focus on income generation, which is the largest component of return for a fixed income security, served as a positive contributor to performance during the time-period.

In environments of stable or rising rates, our strategy of reducing interest rate sensitivity is a benefit for the Fund. We saw this during the month of September as rates moved from multi-year lows at the beginning of the month to about 20bps higher for the US 10yr treasury note by the end of the month. In this environment, we strive to buffer some of the market value volatility with our duration positioning while using the overweight to the investment-grade corporate sector to generate a large portion of the income effect for the Fund which is the largest positive contributor to performance over the six-month reporting period. As we see U.S. rates move higher in the current quarter, the existing positioning of the Fund should prove to be positive for the Fund.

There is no material performance impact related to the Fund’s values-based investment policies.

Principal Investment Strategies

The Fund invests primarily in fixed-income securities, including, but not limited to, corporate bonds, mortgage-backed securities and government and agency bonds and notes, subject to limitations of the Fund’s values-based screening policies.

The Fund’s investments may include U.S. dollar-denominated instruments issued in the U.S. by foreign banks and branches and foreign corporations. Other security types may include fixed-rate preferred stock and municipal bonds. Normally, the Fund will invest at least 80% (measured at the time of investment) of the value of its net assets, plus the amount of any borrowings for investment purposes, either directly or through other investment companies, in these types of instruments. (Any such other investment company will also have a policy to invest at least 80% of the value of its net assets, plus the amount of any borrowings for investment purposes, in such instruments.) The Fund will give shareholders at least 60 days’ prior notice of any change in this policy.

The Fund will not purchase a security if, as a result, more than 15% of the Fund’s net assets would be invested in securities that would be deemed illiquid. Illiquid securities are likely to consist primarily of debt securities and mortgages of colleges, schools and other nonprofit organizations. The Fund may invest up to 5% of its total assets in U.S. dollar-denominated debt securities of companies in emerging market countries. Fund investments ay include real estate investment trusts.

STEWARD FUNDS

SCHEDULE OF PORTFOLIO INVESTMENTS — October 31, 2019 (Unaudited)

STEWARD COVERED CALL INCOME FUND

The table below sets forth the diversification of the Steward Covered Call Income Fund investments by Industry.

Industry Diversification	Percent*
IT Services	8.3%
Banks	7.1
Software	6.8
Interactive Media & Services	5.8
Aerospace & Defense	4.8
Technology Hardware, Storage & Peripherals	4.6
Electric Utilities	4.5
Oil, Gas & Consumable Fuels	4.4
Health Care Equipment & Supplies	4.4
Biotechnology	3.6
Semiconductors & Semiconductor Equipment	3.6
Capital Markets	3.1
Beverages	2.9
Food & Staples Retailing	2.7
Specialty Retail	2.6
Household Products	2.6
Diversified Financial Services	2.4
Hotels, Restaurants & Leisure	2.1
Insurance	2.0
Industrial Conglomerates	1.9
Pharmaceuticals	1.8
Air Freight & Logistics	1.7
Consumer Finance	1.5
Diversified Telecommunication Services	1.5
Communications Equipment	1.5
Entertainment	1.5
Food Products	1.4
Internet & Direct Marketing Retail	1.3
Road & Rail	1.1
Media	1.1
Chemicals	1.1
Electrical Equipment	1.0
Automobiles	1.0
Textiles, Apparel & Luxury Goods	1.0
Equity Real Estate Investment Trusts	1.0
Machinery	0.8
Health Care Providers & Services	0.7
Energy Equipment & Services	0.5
Multiline Retail	0.5
Money Market Fund	0.4
Total Investments	102.6%

*       Percentages indicated are based on net assets as of October 31, 2019.

See notes to financial statements.

STEWARD FUNDS

SCHEDULE OF PORTFOLIO INVESTMENTS — October 31, 2019 (Unaudited)

STEWARD COVERED CALL INCOME FUND

	Shares	Value
COMMON STOCKS (102.2%)

AEROSPACE & DEFENSE (4.8%)
Boeing Co. (The)	900	$305,919
General Dynamics Corp.	1,200	212,160
Lockheed Martin Corp.	900	339,012
Raytheon Co.	1,400	297,094
United Technologies Corp.	2,200	315,876
		1,470,061
AIR FREIGHT & LOGISTICS (1.7%)
FedEx Corp.	1,500	228,990
United Parcel Service, Inc., Class B	2,400	276,408
		505,398
AUTOMOBILES (1.0%)
Ford Motor Co.	18,200	156,338
General Motors Co.	4,300	159,788
		316,126
BANKS (7.1%)
Bank of America Corp.	14,800	462,796
Citigroup, Inc.	4,800	344,928
JPMorgan Chase & Co.	5,700	712,044
U.S. Bancorp	5,700	325,014
Wells Fargo & Co.	6,400	330,432
		2,175,214
BEVERAGES (2.9%)
Coca-Cola Co. (The)	7,800	424,554
PepsiCo, Inc.	3,400	466,378
		890,932
BIOTECHNOLOGY (3.6%)
AbbVie, Inc.	2,700	214,785
Amgen, Inc.	1,400	298,550
Biogen, Inc.(a)	1,200	358,452
Gilead Sciences, Inc.	3,700	235,727
		1,107,514
CAPITAL MARKETS (3.1%)
Bank of New York Mellon Corp. (The)	3,600	168,300
BlackRock, Inc.	600	277,020
Goldman Sachs Group, Inc. (The)	1,100	234,718
Morgan Stanley	5,600	257,880
		937,918
CHEMICALS (1.1%)
Dow, Inc.	3,333	168,283
DuPont de Nemours, Inc.	2,400	158,184
		326,467
COMMUNICATIONS EQUIPMENT (1.5%)
Cisco Systems, Inc.	9,500	451,345

CONSUMER FINANCE (1.5%)
American Express Co.	2,000	234,560
Capital One Financial Corp.	2,400	223,800
		458,360
DIVERSIFIED FINANCIAL SERVICES (2.4%)
Berkshire Hathaway, Inc., Class B(a)	3,400	722,772

DIVERSIFIED TELECOMMUNICATION SERVICES (1.5%)
Verizon Communications, Inc.	7,500	453,525

ELECTRIC UTILITIES (4.5%)
Duke Energy Corp.	4,000	377,040
Exelon Corp.	5,100	231,999
NextEra Energy, Inc.	2,000	476,680
Southern Co. (The)	4,500	281,970
		1,367,689
ELECTRICAL EQUIPMENT (1.0%)
Emerson Electric Co.	4,200	294,630

ENERGY EQUIPMENT & SERVICES (0.5%)
Schlumberger Ltd.	4,600	150,374

ENTERTAINMENT (1.5%)
Walt Disney Co. (The)	3,500	454,720

EQUITY REAL ESTATE INVESTMENT TRUSTS (1.0%)
Simon Property Group, Inc.	2,100	316,428

FOOD & STAPLES RETAILING (2.7%)
Costco Wholesale Corp.	1,100	326,821

See notes to financial statements.

STEWARD FUNDS

SCHEDULE OF PORTFOLIO INVESTMENTS — October 31, 2019 (Unaudited)

STEWARD COVERED CALL INCOME FUND

	Shares	Value
Walgreens Boots Alliance, Inc.	3,000	$164,340
Walmart, Inc.	2,800	328,328
		819,489
FOOD PRODUCTS (1.4%)
Kraft Heinz Co. (The)	5,800	187,514
Mondelez International, Inc., Class A	4,800	251,760
		439,274
HEALTH CARE EQUIPMENT & SUPPLIES (4.4%)
Abbott Laboratories	5,700	476,577
Danaher Corp.	2,700	372,114
Medtronic PLC	4,400	479,160
		1,327,851
HEALTH CARE PROVIDERS & SERVICES (0.7%)
CVS Health Corp.	3,400	225,726

HOTELS, RESTAURANTS & LEISURE (2.1%)
McDonald’s Corp.	1,900	373,730
Starbucks Corp.	3,000	253,680
		627,410
HOUSEHOLD PRODUCTS (2.6%)
Colgate-Palmolive Co.	3,200	219,520
Procter & Gamble Co. (The)	4,600	572,746
		792,266
INDUSTRIAL CONGLOMERATES (1.9%)
3M Co.	1,400	230,986
Honeywell International, Inc.	2,100	362,733
		593,719
INSURANCE (2.0%)
Allstate Corp. (The)	2,300	244,766
American International Group, Inc.	3,300	174,768
MetLife, Inc.	4,400	205,876
		625,410
INTERACTIVE MEDIA & SERVICES (5.8%)
Alphabet, Inc., Class A†(a)	400	503,520
Alphabet, Inc., Class C(a)	500	630,055
Facebook, Inc., Class A(a)	3,300	632,445
		1,766,020
INTERNET & DIRECT MARKETING RETAIL (1.3%)
Booking Holdings, Inc.(a)	200	409,754

IT SERVICES (8.3%)
Accenture PLC, Class A	2,000	370,840
International Business Machines Corp.	2,000	267,460
Mastercard, Inc., Class A	2,600	719,706
PayPal Holdings, Inc.(a)	3,100	322,710
Visa, Inc., Class A	4,800	858,528
		2,539,244
MACHINERY (0.8%)
Caterpillar, Inc.	1,700	234,260

MEDIA (1.1%)
Charter Communications, Inc., Class A(a)	700	327,502

MULTILINE RETAIL (0.5%)
Target Corp.	1,500	160,365

OIL, GAS & CONSUMABLE FUELS (4.4%)
Chevron Corp.	3,400	394,876
ConocoPhillips	3,000	165,600
Exxon Mobil Corp.	6,700	452,719
Kinder Morgan, Inc.	8,700	173,826
Occidental Petroleum Corp.	3,800	153,900
		1,340,921
PHARMACEUTICALS (1.8%)
Allergan PLC	1,100	193,721
Eli Lilly & Co.	3,100	353,245
		546,966
ROAD & RAIL (1.1%)
Union Pacific Corp.	2,000	330,920

SEMICONDUCTORS & SEMICONDUCTOR EQUIPMENT (3.6%)
Intel Corp.	6,700	378,751
NVIDIA Corp.	1,400	281,428
QUALCOMM, Inc.	2,000	160,880
Texas Instruments, Inc.	2,300	271,377
		1,092,436
SOFTWARE (6.8%)
Adobe, Inc.(a)	1,800	500,274
Microsoft Corp.	8,800	1,261,656
Oracle Corp.	6,000	326,940
		2,088,870
SPECIALTY RETAIL (2.6%)
Home Depot, Inc. (The)	2,400	562,992
Lowe’s Cos., Inc.	2,100	234,381
		797,373

See notes to financial statements.

STEWARD FUNDS

SCHEDULE OF PORTFOLIO INVESTMENTS — October 31, 2019 (Unaudited)

STEWARD COVERED CALL INCOME FUND

	Shares	Value
TECHNOLOGY HARDWARE, STORAGE & PERIPHERALS (4.6%)
Apple, Inc.	5,600	$1,393,056

TEXTILES, APPAREL & LUXURY GOODS (1.0%)
NIKE, Inc., Class B	3,500	313,425
TOTAL COMMON STOCKS (COST $30,645,938)		31,191,730

MONEY MARKET FUND (0.4%)
Northern Institutional Treasury Portfolio (Premier Class), 1.72%(b)	128,657	128,657
TOTAL MONEY MARKET FUND (COST $128,657)		128,657

TOTAL INVESTMENTS (COST $30,774,595) 102.6%		31,320,387

WRITTEN CALL OPTIONS -2.6% (PREMIUMS RECEIVED $(465,250))		(779,861)

LIABILITIES IN EXCESS OF OTHER ASSETS 0.0%	(5,350)
NET ASSETS 100.0%	$30,535,176

Securities in this Fund are pledged as collateral for call options written.

†	Security is not pledged as collateral for call options written.
(a)	Represents non-income producing security.

(b)	7-day current yield as of October 31, 2019 is disclosed.

PLC — Public Limited Company

See notes to financial statements.

STEWARD FUNDS

SCHEDULE OF PORTFOLIO INVESTMENTS — October 31, 2019 (Unaudited)

STEWARD COVERED CALL INCOME FUND

Exchange-traded options written as of October 31, 2019 were as follows:

		Number of	Notional	Exercise	Expiration
Description	Type	Contracts	Amount*	Price	Date	Value
3M Co.	Call	14	$(224,000)	$160.00	11/15/19	$(8,680)
Abbott Laboratories	Call	55	(453,750)	82.50	11/15/19	(10,340)
AbbVie, Inc.	Call	22	(154,000)	70.00	11/15/19	(21,450)
Accenture PLC, Class A	Call	20	(400,000)	200.00	1/17/20	(3,340)
Adobe, Inc.	Call	12	(348,000)	290.00	1/17/20	(10,740)
Allergan PLC	Call	10	(170,000)	170.00	11/15/19	(6,400)
Allstate Corp. (The)	Call	20	(220,000)	110.00	1/17/20	(3,000)
Alphabet, Inc., Class C	Call	4	(508,000)	1,270.00	11/15/19	(4,580)
American Express Co.	Call	20	(250,000)	125.00	1/17/20	(2,140)
American International Group, Inc.	Call	30	(165,000)	55.00	1/17/20	(4,200)
Amgen, Inc.	Call	12	(252,000)	210.00	1/17/20	(10,410)
Apple, Inc.	Call	50	(1,175,000)	235.00	11/15/19	(71,650)
Bank of America Corp.	Call	136	(394,400)	29.00	11/15/19	(32,164)
Bank of New York Mellon Corp. (The)	Call	33	(148,500)	45.00	12/20/19	(8,497)
Berkshire Hathaway, Inc., Class B	Call	32	(704,000)	220.00	12/20/19	(6,144)
Biogen, Inc.	Call	10	(250,000)	250.00	12/20/19	(51,700)
BlackRock, Inc.	Call	5	(220,000)	440.00	11/15/19	(11,650)
Boeing Co. (The)	Call	9	(319,500)	355.00	12/20/19	(6,210)
Booking Holdings, Inc.	Call	2	(425,000)	2,125.00	12/20/19	(8,280)
Capital One Financial Corp.	Call	20	(185,000)	92.50	12/20/19	(6,500)
Caterpillar, Inc.	Call	15	(225,000)	150.00	1/17/20	(2,625)
Charter Communications, Inc., Class A	Call	7	(297,500)	425.00	12/20/19	(32,200)
Chevron Corp.	Call	30	(360,000)	120.00	12/20/19	(3,840)
Cisco Systems, Inc.	Call	90	(450,000)	50.00	1/17/20	(9,090)
Citigroup, Inc.	Call	40	(290,000)	72.50	12/20/19	(7,420)
Coca-Cola Co. (The)	Call	75	(412,500)	55.00	12/20/19	(5,213)
Colgate-Palmolive Co.	Call	30	(210,000)	70.00	11/15/19	(2,625)
ConocoPhillips	Call	25	(137,500)	55.00	11/15/19	(3,363)
Costco Wholesale Corp.	Call	10	(315,000)	315.00	12/20/19	(2,635)
CVS Health Corp.	Call	31	(193,750)	62.50	11/15/19	(14,027)
Danaher Corp.	Call	25	(362,500)	145.00	1/17/20	(5,175)
Dow, Inc.	Call	30	(150,000)	50.00	12/20/19	(6,300)
Duke Energy Corp.	Call	35	(341,250)	97.50	1/17/20	(3,115)
DuPont de Nemours, Inc.	Call	20	(140,000)	70.00	12/20/19	(1,710)
Eli Lilly & Co.	Call	24	(276,000)	115.00	11/15/19	(2,784)
Emerson Electric Co.	Call	35	(218,750)	62.50	12/20/19	(27,650)
Exelon Corp.	Call	50	(240,000)	48.00	1/17/20	(2,150)
Exxon Mobil Corp.	Call	62	(434,000)	70.00	12/20/19	(3,968)
Facebook, Inc., Class A	Call	30	(555,000)	185.00	11/15/19	(24,750)
FedEx Corp.	Call	12	(180,000)	150.00	11/15/19	(5,352)
Ford Motor Co.	Call	150	(135,000)	9.00	1/17/20	(3,225)
General Dynamics Corp.	Call	12	(222,000)	185.00	1/17/20	(3,480)
General Motors Co.	Call	39	(144,300)	37.00	1/17/20	(6,318)
Gilead Sciences, Inc.	Call	31	(209,250)	67.50	12/20/19	(1,767)
Goldman Sachs Group, Inc. (The)	Call	10	(215,000)	215.00	11/15/19	(2,670)

See notes to financial statements.

STEWARD FUNDS

SCHEDULE OF PORTFOLIO INVESTMENTS — October 31, 2019 (Unaudited)

STEWARD COVERED CALL INCOME FUND

		Number of	Notional	Exercise	Expiration
Description	Type	Contracts	Amount*	Price	Date	Value
Home Depot, Inc. (The)	Call	20	$(490,000)	$245.00	1/17/20	$(7,200)
Honeywell International, Inc.	Call	20	(350,000)	175.00	12/20/19	(5,500)
Intel Corp.	Call	65	(390,000)	60.00	1/17/20	(5,330)
International Business Machines Corp.	Call	20	(280,000)	140.00	1/17/20	(3,020)
JPMorgan Chase & Co.	Call	55	(687,500)	125.00	12/20/19	(18,287)
Kinder Morgan, Inc.	Call	80	(168,000)	21.00	1/17/20	(2,240)
Kraft Heinz Co. (The)	Call	55	(151,250)	27.50	12/20/19	(26,950)
Lockheed Martin Corp.	Call	8	(320,000)	400.00	12/20/19	(1,000)
Lowe’s Cos., Inc.	Call	20	(220,000)	110.00	11/15/19	(5,770)
Mastercard, Inc., Class A	Call	25	(700,000)	280.00	11/15/19	(8,125)
McDonald’s Corp.	Call	15	(300,000)	200.00	12/20/19	(3,720)
Medtronic PLC	Call	40	(440,000)	110.00	11/15/19	(3,500)
MetLife, Inc.	Call	36	(171,000)	47.50	12/20/19	(3,114)
Microsoft Corp.	Call	80	(1,160,000)	145.00	11/15/19	(9,720)
Mondelez International, Inc., Class A	Call	40	(220,000)	55.00	1/17/20	(1,880)
Morgan Stanley	Call	56	(235,200)	42.00	12/20/19	(25,480)
NextEra Energy, Inc.	Call	20	(480,000)	240.00	12/20/19	(8,600)
NIKE, Inc., Class B	Call	30	(292,500)	97.50	12/20/19	(1,530)
NVIDIA Corp.	Call	14	(259,000)	185.00	11/15/19	(25,900)
Occidental Petroleum Corp.	Call	34	(153,000)	45.00	11/15/19	(714)
Oracle Corp.	Call	55	(302,500)	55.00	11/15/19	(3,108)
PayPal Holdings, Inc.	Call	30	(330,000)	110.00	11/15/19	(900)
PepsiCo, Inc.	Call	30	(420,000)	140.00	1/17/20	(5,850)
Procter & Gamble Co. (The)	Call	45	(562,500)	125.00	12/20/19	(12,397)
QUALCOMM, Inc.	Call	20	(165,000)	82.50	12/20/19	(5,140)
Raytheon Co.	Call	10	(220,000)	220.00	1/17/20	(5,200)
Schlumberger Ltd.	Call	43	(150,500)	35.00	1/17/20	(4,042)
Simon Property Group, Inc.	Call	20	(320,000)	160.00	1/17/20	(2,220)
Southern Co. (The)	Call	40	(240,000)	60.00	11/15/19	(11,200)
Starbucks Corp.	Call	25	(218,750)	87.50	1/17/20	(4,025)
Target Corp.	Call	15	(180,000)	120.00	1/17/20	(1,800)
Texas Instruments, Inc.	Call	20	(260,000)	130.00	1/17/20	(1,600)
U.S. Bancorp	Call	50	(275,000)	55.00	12/20/19	(14,100)
Union Pacific Corp.	Call	18	(288,000)	160.00	11/15/19	(11,970)
United Parcel Service, Inc., Class B	Call	21	(252,000)	120.00	12/20/19	(2,300)
United Technologies Corp.	Call	20	(270,000)	135.00	11/15/19	(16,700)
Verizon Communications, Inc.	Call	73	(456,250)	62.50	1/17/20	(5,037)
Visa, Inc., Class A	Call	45	(855,000)	190.00	1/17/20	(8,123)
Walgreens Boots Alliance, Inc.	Call	30	(165,000)	55.00	12/20/19	(4,950)
Walmart, Inc.	Call	25	(312,500)	125.00	12/20/19	(1,675)
Walt Disney Co. (The)	Call	30	(420,000)	140.00	12/20/19	(3,255)
Wells Fargo & Co.	Call	57	(285,000)	50.00	1/17/20	(15,162)
Total (Premiums received $465,250)						$(779,861)

*       Notional amount is expressed as the number of contracts multiplied by the strike price multiplied by 100.

See notes to financial statements.

STEWARD FUNDS

SCHEDULE OF PORTFOLIO INVESTMENTS — October 31, 2019 (Unaudited)

STEWARD GLOBAL EQUITY INCOME FUND

The table below sets forth the diversification of the Steward Global Equity Income Fund investments by Country.

Country Diversification	Percent*
United States	55.1%
Canada	9.8
Ireland (Republic of)	8.1
Japan	6.3
United Kingdom	4.5
Netherlands	3.7
Switzerland	2.8
Taiwan, Province of China	2.6
India	1.6
France	1.5
Spain	1.5
Jersey	1.4
China	0.9
Total Investments	99.8%

*       Percentages indicated are based on net assets as of October 31, 2019.

See notes to financial statements.

STEWARD FUNDS

SCHEDULE OF PORTFOLIO INVESTMENTS — October 31, 2019 (Unaudited)

STEWARD GLOBAL EQUITY INCOME FUND

	Shares	Value
COMMON STOCKS (97.0%)

AEROSPACE & DEFENSE (4.0%)
Raytheon Co.	35,516	$7,536,850
United Technologies Corp.	38,260	5,493,371
		13,030,221
AIR FREIGHT & LOGISTICS (1.4%)
United Parcel Service, Inc., Class B	41,000	4,721,970

AUTO COMPONENTS (1.3%)
Magna International, Inc., ADR	76,450	4,110,717

AUTOMOBILES (2.7%)
Honda Motor Co. Ltd., Sponsored ADR	134,010	3,614,250
Toyota Motor Corp., Sponsored ADR	37,190	5,152,674
		8,766,924
BANKS (10.6%)
Bank of Nova Scotia (The)	68,200	3,909,906
Canadian Imperial Bank of Commerce	53,920	4,597,219
Huntington Bancshares, Inc.	276,590	3,908,217
Lloyds Banking Group PLC, ADR	1,741,100	5,049,190
People’s United Financial, Inc.	179,310	2,899,443
Royal Bank of Canada	58,010	4,679,086
Sumitomo Mitsui Financial Group, Inc., Sponsored ADR	746,880	5,302,848
Wells Fargo & Co.	76,520	3,950,728
		34,296,637
BEVERAGES (2.3%)
PepsiCo, Inc.	53,870	7,389,348

BIOTECHNOLOGY (1.1%)
AbbVie, Inc.	43,250	3,440,538

CONSTRUCTION MATERIALS (1.7%)
CRH PLC, Sponsored ADR	147,840	5,396,160

DISTRIBUTORS (1.2%)
Genuine Parts Co.	38,130	3,911,375

DIVERSIFIED FINANCIAL SERVICES (1.9%)
ORIX Corp., Sponsored ADR	80,000	6,276,000

DIVERSIFIED TELECOMMUNICATION SERVICES (3.1%)
TELUS Corp.	113,410	4,033,993
Verizon Communications, Inc.	97,640	5,904,291
		9,938,284
ELECTRIC UTILITIES (1.6%)
Duke Energy Corp.	54,000	5,090,040

ELECTRONIC EQUIPMENT, INSTRUMENTS & COMPONENTS (1.2%)
TE Connectivity Ltd.	44,540	3,986,330

EQUITY REAL ESTATE INVESTMENT TRUSTS (3.5%)
Digital Realty Trust, Inc.	38,750	4,922,800
EPR Properties	42,710	3,322,411
LTC Properties, Inc.	60,950	3,160,257
		11,405,468
FOOD PRODUCTS (2.3%)
General Mills, Inc.	62,130	3,159,932
Kellogg Co.	66,940	4,252,698
		7,412,630
HEALTH CARE EQUIPMENT & SUPPLIES (6.0%)
Koninklijke Philips N.V., Sponsored NYS	104,310	4,579,209
Medtronic PLC	64,210	6,992,469
Smith & Nephew PLC, Sponsored ADR	179,910	7,775,710
		19,347,388
HEALTH CARE PROVIDERS & SERVICES (3.8%)
Encompass Health Corp.	90,610	5,800,852
Quest Diagnostics, Inc.	64,110	6,491,138
		12,291,990
HOTELS, RESTAURANTS & LEISURE (4.5%)
Carnival PLC, ADR	41,450	1,685,357
Dunkin’ Brands Group, Inc.	56,750	4,461,685
McDonald’s Corp.	43,477	8,551,926
		14,698,968
HOUSEHOLD DURABLES (1.1%)
Leggett & Platt, Inc.	71,630	3,674,619

HOUSEHOLD PRODUCTS (0.6%)
Clorox Co. (The)	13,220	1,952,462

INDUSTRIAL CONGLOMERATES (1.4%)
3M Co.	26,977	4,450,935

INSURANCE (1.3%)
Principal Financial Group, Inc.	76,670	4,092,645

IT SERVICES (5.7%)
Accenture PLC, Class A	38,380	7,116,420
Infosys Technologies Ltd., Sponsored ADR	539,950	5,178,120
Paychex, Inc.	74,130	6,200,233
		18,494,773

See notes to financial statements.

17

STEWARD FUNDS

SCHEDULE OF PORTFOLIO INVESTMENTS — October 31, 2019 (Unaudited)

STEWARD GLOBAL EQUITY INCOME FUND

	Shares	Value
MACHINERY (3.1%)
Cummins, Inc.	33,480	$5,774,630
Snap-on, Inc.	25,640	4,170,859
		9,945,489
MEDIA (2.6%)
Interpublic Group of Cos., Inc. (The)	185,850	4,042,237
WPP PLC, Sponsored ADR	70,520	4,403,269
		8,445,506
METALS & MINING (0.8%)
Ternium SA, Sponsored ADR	133,400	2,666,666

MULTI-UTILITIES (2.0%)
Algonquin Power & Utilities Corp.	462,360	6,343,579

OIL, GAS & CONSUMABLE FUELS (5.6%)
China Petroleum & Chemical Corp., ADR	52,370	2,958,381
Exxon Mobil Corp.	75,370	5,092,751
TOTAL SA, Sponsored ADR	94,860	4,992,482
Valero Energy Corp.	51,450	4,989,621
		18,033,235
PERSONAL PRODUCTS (2.3%)
Unilever N.V., Sponsored NYS	123,540	7,318,510

SEMICONDUCTORS & SEMICONDUCTOR EQUIPMENT (8.7%)
Analog Devices, Inc.	52,270	5,573,550
Intel Corp.	130,350	7,368,685
Taiwan Semiconductor Manufacturing Co. Ltd., Sponsored ADR	161,890	8,358,381
Texas Instruments, Inc.	57,720	6,810,383
		28,110,999
SOFTWARE (4.0%)
J2 Global, Inc.	51,300	4,871,448
Open Text Corp.	100,220	4,034,857
Oracle Corp.	74,730	4,072,038
		12,978,343
TECHNOLOGY HARDWARE, STORAGE & PERIPHERALS (3.6%)
Logitech International SA	128,190	5,223,743
Seagate Technology PLC	113,580	6,591,047
		11,814,790
TOTAL COMMON STOCKS (COST $278,754,314)		313,833,539

MONEY MARKET FUND (1.3%)
Northern Institutional Treasury Portfolio (Premier Class), 1.72%(a)	4,070,819	4,070,819
TOTAL MONEY MARKET FUND (COST $4,070,819)		4,070,819

PREFERRED STOCKS (1.5%)

BIOTECHNOLOGY (1.5%)
Grifols SA, ADR, 1.59%(b)	219,990	4,819,981
TOTAL PREFERRED STOCKS (COST $4,724,860)		4,819,981
TOTAL INVESTMENTS (COST $287,549,993) 99.8%		322,724,339
OTHER ASSETS IN EXCESS OF LIABILITIES 0.2%		707,744
NET ASSETS 100.0%		$323,432,083

(a)	7-day current yield as of October 31, 2019 is disclosed.
(b)	Current yield is disclosed. Dividends are calculated based on a percentage of the issuer’s net income.

ADR — American Depositary Receipt

NYS — New York Shares

PLC — Public Limited Company

See notes to financial statements.

18

STEWARD FUNDS

SCHEDULE OF PORTFOLIO INVESTMENTS — October 31, 2019 (Unaudited)

STEWARD INTERNATIONAL ENHANCED INDEX FUND

The table below sets forth the diversification of the Steward International Enhanced Index Fund investments by Country.

Country Diversification	Percent*
Canada	23.6%
United Kingdom	18.6
United States	7.0
Japan	6.9
Netherlands	6.9
Taiwan, Province of China	6.0
Brazil	5.0
Germany	3.0
France	2.8
Switzerland	2.6
Australia	2.2
India	2.2
Hong Kong	2.0
Spain	1.8
Republic of Korea (South)	1.6
Mexico	1.5
China	1.3
Ireland (Republic of)	0.9
Chile	0.8
Italy	0.7
Sweden	0.4
Norway	0.3
Jersey	0.3
Colombia	0.3
Finland	0.3
South Africa	0.3
Indonesia	0.3
Belgium	0.3
Total Investments	99.9%

*       Percentages indicated are based on net assets as of October 31, 2019.

See notes to financial statements.

19

STEWARD FUNDS

SCHEDULE OF PORTFOLIO INVESTMENTS — October 31, 2019 (Unaudited)

STEWARD INTERNATIONAL ENHANCED INDEX FUND

	Shares	Value
COMMON STOCKS (95.1%)

AEROSPACE & DEFENSE (0.1%)
Embraer SA, Sponsored ADR	6,060	$105,262

AIR FREIGHT & LOGISTICS (0.1%)
ZTO Express Cayman, Inc., ADR	9,560	210,320

AIRLINES (0.3%)
Latam Airlines Group SA, Sponsored ADR	14,110	159,020
Ryanair Holdings PLC, Sponsored ADR(a)	4,058	302,889
		461,909
AUTO COMPONENTS (0.3%)
Magna International, Inc., ADR	7,010	376,928

AUTOMOBILES (4.2%)
Ferrari N.V.	3,260	521,991
Fiat Chrysler Automobiles N.V.	22,820	349,602
Honda Motor Co. Ltd., Sponsored ADR	43,040	1,160,789
Toyota Motor Corp., Sponsored ADR	30,760	4,261,798
		6,294,180
BANKS (18.9%)
Banco Bilbao Vizcaya Argentaria SA,
Sponsored ADR	130,110	680,475
Banco de Chile, ADR	12,369	317,636
Banco Santander Central Hispano SA, Sponsored ADR	310,085	1,227,937
Banco Santander Chile SA, ADR	9,104	220,590
Bank of Montreal	18,470	1,366,595
Bank of Nova Scotia (The)	32,360	1,855,199
Barclays PLC, Sponsored ADR	75,009	647,328
Canadian Imperial Bank of Commerce	13,360	1,139,074
Credicorp Ltd.	2,387	510,913
HDFC Bank Ltd., ADR	28,000	1,710,520
HSBC Holdings PLC, Sponsored ADR	103,011	3,892,786
ICICI Bank Ltd., Sponsored ADR	39,470	514,294
ING Groep N.V., Sponsored ADR	81,790	926,681
KB Financial Group, Inc., ADR	17,100	610,812
Lloyds Banking Group PLC, ADR	305,785	886,776
Mitsubishi UFJ Financial Group, Inc., Sponsored ADR	258,040	1,336,647
Mizuho Financial Group, Inc., ADR	225,180	704,813
Royal Bank of Canada	39,610	3,194,943
Royal Bank of Scotland Group PLC, Sponsored ADR	33,078	183,583
Shinhan Financial Group Co. Ltd., ADR	20,730	748,146
Sumitomo Mitsui Financial Group, Inc., Sponsored ADR	139,440	990,024
Toronto-Dominion Bank (The)	46,790	2,670,305
Westpac Banking Corp., Sponsored ADR	82,215	1,591,682
Woori Financial Group, Inc., Sponsored ADR	3,440	102,925
		28,030,684
BEVERAGES (0.7%)
Fomento Economico, Sponsored ADR	11,170	994,353

BIOTECHNOLOGY (0.4%)
BeiGene Ltd., ADR(a)	1,290	178,459
Galapagos N.V., Sponsored ADR(a)	2,030	373,459
		551,918
CAPITAL MARKETS (2.6%)
Brookfield Asset Management, Inc.,
Class A	28,668	1,583,907
Credit Suisse Group, Sponsored ADR(a)	52,549	650,557
Deutsche Bank AG	39,530	286,593
Nomura Holdings, Inc., Sponsored ADR	71,390	324,824
UBS Group AG(a)	87,890	1,034,465
		3,880,346
CHEMICALS (0.6%)
Nutrien Ltd.	14,713	703,134
Sasol Ltd., Sponsored ADR	10,520	190,412
		893,546
COMMERCIAL SERVICES & SUPPLIES (0.9%)
Waste Connections, Inc.	14,280	1,319,472

COMMUNICATIONS EQUIPMENT (0.7%)
Nokia Oyj, Sponsored ADR	113,670	414,895
Telefonaktiebolaget LM Ericsson, Sponsored ADR	67,640	589,821
		1,004,716
CONSTRUCTION MATERIALS (0.8%)
CEMEX SA de CV, Sponsored ADR	64,255	242,241
CRH PLC, Sponsored ADR	21,120	770,880
James Hardie Industries PLC, Sponsored ADR	12,330	211,830
		1,224,951
DIVERSIFIED CONSUMER SERVICES (0.4%)
New Oriental Education & Technology
Group, Sponsored ADR (a)	2,660	324,680
TAL Education Group, ADR (a)	7,550	323,215
		647,895
DIVERSIFIED FINANCIAL SERVICES (0.4%)
ORIX Corp., Sponsored ADR	7,780	610,341

See notes to financial statements.

20

STEWARD FUNDS

SCHEDULE OF PORTFOLIO INVESTMENTS — October 31, 2019 (Unaudited)

STEWARD INTERNATIONAL ENHANCED INDEX FUND

	Shares	Value
DIVERSIFIED TELECOMMUNICATION SERVICES (4.0%)
BCE, Inc.	28,025	$1,329,786
BT Group PLC, Sponsored ADR	42,570	461,033
China Telecom Corp. Ltd., ADR	5,350	226,787
China Unicom Ltd., ADR	18,935	184,616
Chunghwa Telecom Co. Ltd., Sponsored ADR	23,255	850,668
Orange SA, Sponsored ADR	57,190	919,615
PT Telekomunikasi Indonesia, Sponsored ADR	13,090	378,039
Telefonica SA, Sponsored ADR	97,653	748,999
TELUS Corp.	22,640	805,305
		5,904,848
ELECTRIC UTILITIES (0.4%)
Enel Chile SA, ADR	10,540	43,741
Enersis SA, ADR	36,730	351,139
Korea Electric Power Corp., Sponsored ADR(a)	18,400	200,192
		595,072
ELECTRICAL EQUIPMENT (0.7%)
ABB Ltd., Sponsored ADR	51,800	1,087,282

ENERGY EQUIPMENT & SERVICES (0.1%)
Tenaris SA, ADR	4,710	95,613

ENTERTAINMENT (0.3%)
NetEase, Inc., ADR	1,353	386,769

FOOD PRODUCTS (0.2%)
BRF SA, ADR(a)	30,790	269,720

HEALTH CARE EQUIPMENT & SUPPLIES (2.4%)
Alcon, Inc.(a)	19,690	1,167,026
Koninklijke Philips N.V., Sponsored NYS	32,074	1,408,049
Smith & Nephew PLC, Sponsored ADR	22,110	955,594
		3,530,669
HEALTH CARE PROVIDERS & SERVICES (0.4%)
Fresenius Medical Care AG & Co., ADR	17,600	634,832

HOTELS, RESTAURANTS & LEISURE (1.2%)
Carnival PLC, ADR	7,040	286,247
InterContinental Hotels Group PLC, ADR	11,963	724,838
Restaurant Brands International, Inc.	10,705	700,535
		1,711,620
INSURANCE (2.9%)
Aegon N.V., Sponsored NYS	32,878	142,033
China Life Insurance Co. Ltd., ADR	68,940	884,500
Manulife Financial Corp.	53,680	999,522
Prudential PLC, ADR	33,240	1,334,253
Sun Life Financial, Inc.	21,300	955,944
		4,316,252
INTERACTIVE MEDIA & SERVICES (0.5%)
58.com, Inc., ADR(a)	2,050	108,261
Autohome, Inc., ADR (a)	1,290	109,082
Baidu, Inc., Sponsored ADR (a)	4,813	490,204
Momo, Inc., Sponsored ADR	2,280	76,426
		783,973
INTERNET & DIRECT MARKETING RETAIL (3.5%)
Alibaba Group Holding Ltd., Sponsored ADR(a)	25,230	4,457,384
Ctrip.com International Ltd., ADR (a)	7,660	252,704
JD.com, Inc., ADR (a)	16,440	512,106
		5,222,194
IT SERVICES (1.5%)
CGI, Inc.(a)	15,310	1,189,894
Infosys Technologies Ltd., Sponsored ADR	103,580	993,332
Wipro Ltd., ADR	23,293	92,706
		2,275,932
LIFE SCIENCES TOOLS & SERVICES (0.4%)
QIAGEN N.V.(a)	21,904	652,958

MACHINERY (0.1%)
CNH Industrial N.V.	18,220	198,780

MEDIA (0.9%)
Grupo Televisa SA, Sponsored ADR	19,240	212,602
Pearson PLC, Sponsored ADR	21,370	188,056
Shaw Communications, Inc., Class B	21,480	439,051
WPP PLC, Sponsored ADR	7,330	457,685
		1,297,394
METALS & MINING (6.3%)
Agnico-Eagle Mines Ltd.	8,810	541,551
AngloGold Ashanti Ltd., Sponsored ADR	9,670	213,514
Arcelor Mittal, Sponsored NYS	10,383	153,876
Barrick Gold Corp., ADR	43,573	756,427
BHP Group Ltd., Sponsored ADR	35,560	1,739,240
BHP Group PLC, ADR	25,600	1,085,952
Franco Nevada Corp.	6,610	640,972
Kinross Gold Corp.(a)	19,510	94,623
Kirkland Lake Gold Ltd.	5,730	269,023
POSCO, Sponsored ADR	10,710	480,986
Rio Tinto PLC, Sponsored ADR	23,922	1,244,183
Southern Copper Corp.	1,733	61,660

See notes to financial statements.

21

STEWARD FUNDS

SCHEDULE OF PORTFOLIO INVESTMENTS — October 31, 2019 (Unaudited)

STEWARD INTERNATIONAL ENHANCED INDEX FUND

	Shares	Value
Teck Resources Ltd., Class B	9,743	$154,232
Vale SA, Sponsored ADR(a)	125,130	1,469,026
Wheaton Precious Metals Corp.	14,060	394,664
		9,299,929
MULTI-UTILITIES (1.0%)
National Grid PLC, Sponsored ADR	25,339	1,479,037

OIL, GAS & CONSUMABLE FUELS (15.3%)
BP PLC, Sponsored ADR	81,722	3,098,081
Cameco Corp.	7,730	69,029
Canadian Natural Resources, Ltd.	24,980	629,996
Cenovus Energy, Inc.	15,050	127,775
China Petroleum & Chemical Corp., ADR	11,256	635,852
CNOOC Ltd., Sponsored ADR	6,080	903,123
Ecopetrol SA, Sponsored ADR	8,070	147,278
Enbridge, Inc.	52,280	1,903,515
Encana Corp.	13,890	54,588
Eni S.p.A., Sponsored ADR	32,460	983,213
Equinor ASA, Sponsored ADR	26,367	488,053
Imperial Oil Ltd.	7,320	182,048
Pembina Pipeline Corp.	17,600	618,816
PetroChina Co. Ltd., ADR	5,275	254,413
Petroleo Brasileiro SA, Sponsored ADR(a)	54,610	886,866
Royal Dutch Shell PLC, Class A, Sponsored ADR	53,425	3,097,047
Royal Dutch Shell PLC, Class B, Sponsored ADR	47,860	2,789,759
Suncor Energy, Inc.	37,788	1,121,926
TC Energy Corp.	29,000	1,459,570
TOTAL SA, Sponsored ADR	60,240	3,170,431
Ultrapar Participacoes SA, Sponsored ADR	31,020	144,863
		22,766,242
PERSONAL PRODUCTS (3.8%)
Unilever N.V., Sponsored NYS	51,670	3,060,931
Unilever PLC, Sponsored ADR	41,954	2,521,855
		5,582,786
PHARMACEUTICALS (0.2%)
Bausch Health Cos., Inc.(a)	10,468	260,025

PROFESSIONAL SERVICES (1.5%)
RELX PLC, Sponsored ADR	59,693	1,443,974
Thomson Reuters Corp.	12,544	843,709
		2,287,683
ROAD & RAIL (1.8%)
Canadian National Railway Co.	19,480	1,740,928
Canadian Pacific Railway, Ltd.	4,090	929,698
		2,670,626
SEMICONDUCTORS & SEMICONDUCTOR EQUIPMENT (7.4%)
ASE Industrial Holding Co. Ltd., ADR	55,075	280,882
ASML Holding N.V., Sponsored NYS	10,047	2,632,013
STMicroelectronics N.V., Sponsored NYS	14,260	323,417
Taiwan Semiconductor Manufacturing Co. Ltd., Sponsored ADR	151,678	7,831,135
		11,067,447
SOFTWARE (2.8%)
BlackBerry Ltd.(a)	12,850	67,591
Open Text Corp.	15,110	608,329
SAP AG, Sponsored ADR	26,850	3,559,773
		4,235,693
TECHNOLOGY HARDWARE, STORAGE & PERIPHERALS (0.6%)
Canon, Inc., Sponsored ADR	31,880	863,948

TEXTILES, APPAREL & LUXURY GOODS (0.2%)
Gildan Activewear, Inc.	10,540	269,086

WIRELESS TELECOMMUNICATION SERVICES (3.3%)
America Movil SA, Class L, Sponsored ADR	50,320	795,559
China Mobile Ltd., Sponsored ADR	47,870	1,932,991
Rogers Communications, Inc., Class B	14,850	699,286
SK Telecom Co. Ltd., Sponsored ADR	11,130	256,546
Vodafone Group PLC, Sponsored ADR	61,699	1,259,894
		4,944,276
TOTAL COMMON STOCKS (COST $138,043,827)		141,297,507

MONEY MARKET FUND (1.5%)
Northern Institutional Treasury Portfolio (Premier Class), 1.72%(b)	2,156,564	2,156,564
TOTAL MONEY MARKET FUND (COST $2,156,564)		2,156,564

PREFERRED STOCKS (3.3%)

BANKS (2.4%)
Banco Bradesco SA, ADR, 6.01%(c)	164,605	1,441,940

See notes to financial statements.

22

STEWARD FUNDS

SCHEDULE OF PORTFOLIO INVESTMENTS — October 31, 2019 (Unaudited)

STEWARD INTERNATIONAL ENHANCED INDEX FUND

	Shares	Value
Bancolombia SA, Sponsored ADR, 2.17%(c)	5,330	$276,520
Itau Unibanco Banco Multiplo SA, Sponsored ADR, 0.48%(c)	197,327	1,781,863
		3,500,323
CHEMICALS (0.1%)
Sociedad Quimica y Minera de Chile SA, Sponsored ADR, 3.70%(c)	2,740	74,473

DIVERSIFIED TELECOMMUNICATION SERVICES (0.1%)
Telefonica Brasil SA, ADR, 2.96%(c)	10,600	139,602

ELECTRIC UTILITIES (0.0%)
Cia Energetica de Minas Gerais, Sponsored ADR, 3.45%(c)	21,315	71,618

METALS & MINING (0.0%)
Gerdau SA, Sponsored ADR, 1.16%(c)	7,250	23,853

OIL, GAS & CONSUMABLE FUELS (0.7%)
Petroleo Brasileiro SA, Sponsored ADR, 0.06%(c)	73,620	1,110,926
TOTAL PREFERRED STOCKS (COST $3,448,875)		4,920,795
TOTAL INVESTMENTS (COST $143,649,266) 99.9%		148,374,866
OTHER ASSETS IN EXCESS OF LIABILITIES 0.1%		218,741
NET ASSETS 100.0%		$148,593,607

(a)	Represents non-income producing security.
(b)	7-day current yield as of October 31, 2019 is disclosed.
(c)	Current yield is disclosed. Dividends are calculated based on a percentage of the issuer’s net income.

ADR — American Depositary Receipt

NYS — New York Shares

PLC — Public Limited Company

See notes to financial statements.

23

STEWARD FUNDS

SCHEDULE OF PORTFOLIO INVESTMENTS — October 31, 2019 (Unaudited)

STEWARD LARGE CAP ENHANCED INDEX FUND

The table below sets forth the diversification of the Steward Large Cap Enhanced Index Fund investments by Industry.

Industry Diversification	Percent*
Banks	5.9%
Software	5.7
Insurance	5.5
IT Services	5.5
Oil, Gas & Consumable Fuels	5.4
Health Care Equipment & Supplies	4.0
Technology Hardware, Storage & Peripherals	3.7
Capital Markets	3.6
Interactive Media & Services	3.5
Health Care Providers & Services	3.4
Semiconductors & Semiconductor Equipment	3.3
Equity Real Estate Investment Trusts	2.9
Specialty Retail	2.8
Food Products	2.6
Aerospace & Defense	2.3
Electric Utilities	2.1
Biotechnology	2.0
Hotels, Restaurants & Leisure	1.8
Chemicals	1.8
Machinery	1.6
Household Products	1.6
Food & Staples Retailing	1.5
Household Durables	1.5
Beverages	1.5
Pharmaceuticals	1.4
Multi-Utilities	1.3
Multiline Retail	1.1
Diversified Telecommunication Services	1.1
Communications Equipment	1.1
Energy Equipment & Services	1.0
Diversified Financial Services	1.0
Road & Rail	1.0
Automobiles	1.0
Consumer Finance	0.9
Media	0.9
Commercial Services & Supplies	0.9
Electronic Equipment, Instruments & Components	0.9
Entertainment	0.8
Industrial Conglomerates	0.8
Textiles, Apparel & Luxury Goods	0.8
Airlines	0.7
Life Sciences Tools & Services	0.7
Money Market Fund	0.7
Containers & Packaging	0.6
Construction & Engineering	0.6
Trading Companies & Distributors	0.5
Air Freight & Logistics	0.5
Internet & Direct Marketing Retail	0.5
Electrical Equipment	0.5
Professional Services	0.5
Personal Products	0.5
Building Products	0.4
Independent Power and Renewable Electricity Producers	0.3
Distributors	0.3
Metals & Mining	0.3
Auto Components	0.2
Health Care Technology	0.2
Real Estate Management & Development	0.1
Gas Utilities	0.1
Water Utilities	0.1
Construction Materials	0.1
Wireless Telecommunication Services	0.1
Diversified Consumer Services	0.0
Leisure Products	0.0
Total Investments	100.0%

*       Percentages indicated are based on net assets as of October 31, 2019.

See notes to financial statements.

STEWARD FUNDS

SCHEDULE OF PORTFOLIO INVESTMENTS — October 31, 2019 (Unaudited)

STEWARD LARGE CAP ENHANCED INDEX FUND

	Shares	Value
COMMON STOCKS (99.3%)

AEROSPACE & DEFENSE (2.3%)
Arconic, Inc.	21,193	$582,172
Boeing Co. (The)	6,711	2,281,136
General Dynamics Corp.	3,355	593,164
Huntington Ingalls Industries, Inc.	743	167,665
L3Harris Technologies, Inc.	2,637	544,040
Lockheed Martin Corp.	2,899	1,091,995
Northrop Grumman Corp.	1,667	587,584
Raytheon Co.	3,661	776,901
Textron, Inc.	8,770	404,209
TransDigm Group, Inc.	2,676	1,408,325
United Technologies Corp.	9,786	1,405,074
		9,842,265
AIR FREIGHT & LOGISTICS (0.5%)
C.H. Robinson Worldwide, Inc.	1,190	90,012
Expeditors International of Washington, Inc.	7,910	576,955
FedEx Corp.	3,616	552,019
United Parcel Service, Inc., Class B	8,120	935,180
		2,154,166
AIRLINES (0.7%)
Alaska Air Group, Inc.	6,920	480,456
American Airlines Group, Inc.	20,250	608,715
Delta Air Lines, Inc.	13,850	762,858
Southwest Airlines Co.	6,090	341,832
United Airlines Holdings, Inc.(a)	8,680	788,491
		2,982,352
AUTO COMPONENTS (0.2%)
Aptiv PLC	3,510	314,321
BorgWarner, Inc.	16,900	704,392
		1,018,713
AUTOMOBILES (1.0%)
Ford Motor Co.	254,800	2,188,732
General Motors Co.	50,760	1,886,241
Harley-Davidson, Inc.	2,290	89,104
		4,164,077
BANKS (5.9%)
Bank of America Corp.	119,849	3,747,678
BB&T Corp.	15,860	841,373
Citigroup, Inc.	37,810	2,717,027
Citizens Financial Group, Inc.	33,580	1,180,673
Comerica, Inc.	1,660	108,597
Fifth Third Bancorp	26,840	780,507
First Republic Bank	7,250	771,110
Huntington Bancshares, Inc.	24,180	341,663
JPMorgan Chase & Co.	36,924	4,612,546
KeyCorp	34,230	615,113
M&T Bank Corp.	2,050	320,887
People’s United Financial, Inc.	27,500	444,675
PNC Financial Services Group, Inc. (The)	8,954	1,313,552
Regions Financial Corp.	45,392	730,811
SunTrust Banks, Inc.	13,450	919,173
SVB Financial Group(a)	5,150	1,140,622
U.S. Bancorp	32,360	1,845,167
Wells Fargo & Co.	52,208	2,695,499
Zions Bancorp	9,240	447,863
		25,574,536
BEVERAGES (1.5%)
Coca-Cola Co. (The)	50,810	2,765,588
Monster Beverage Corp.(a)	18,390	1,032,231
PepsiCo, Inc.	18,641	2,556,986
		6,354,805
BIOTECHNOLOGY (2.0%)
AbbVie, Inc.	17,700	1,408,035
Alexion Pharmaceuticals, Inc.(a)	3,921	413,273
Amgen, Inc.	7,842	1,672,307
Biogen, Inc.(a)	3,077	919,131
Celgene Corp.(a)	8,940	965,788
Gilead Sciences, Inc.	17,110	1,090,078
Incyte Corp.(a)	3,210	269,383
Vertex Pharmaceuticals, Inc.(a)	11,173	2,184,098
		8,922,093
BUILDING PRODUCTS (0.4%)
A.O. Smith Corp.	1,680	83,462
Allegion PLC	913	105,945
Fortune Brands Home & Security, Inc.	2,730	163,936
Johnson Controls International PLC	27,991	1,212,850
Masco Corp.	4,220	195,175
		1,761,368
CAPITAL MARKETS (3.6%)
Affiliated Managers Group, Inc.	5,154	411,702
Ameriprise Financial, Inc.	2,116	319,283
Bank of New York Mellon Corp. (The)	19,451	909,334
BlackRock, Inc.	1,561	720,714
Cboe Global Markets, Inc.	7,140	822,171
Charles Schwab Corp. (The)	15,900	647,289
CME Group, Inc.	4,025	828,144

See notes to financial statements.

STEWARD FUNDS

SCHEDULE OF PORTFOLIO INVESTMENTS — October 31, 2019 (Unaudited)

STEWARD LARGE CAP ENHANCED INDEX FUND

	Shares	Value
E*TRADE Financial Corp.	4,498	$187,971
Franklin Resources, Inc.	2,760	76,038
Goldman Sachs Group, Inc. (The)	8,946	1,908,898
IntercontinentalExchange Group, Inc.	17,675	1,667,106
Invesco Ltd.	59,650	1,003,313
MarketAxess Holdings, Inc.	360	132,692
Moody’s Corp.	1,960	432,552
Morgan Stanley	37,200	1,713,060
MSCI, Inc.	1,080	253,325
Nasdaq, Inc.	1,540	153,646
Northern Trust Corp.	3,000	299,040
Raymond James Financial, Inc.	6,510	543,520
S&P Global, Inc.	4,685	1,208,683
State Street Corp.	12,987	858,051
T. Rowe Price Group, Inc.	3,490	404,142
		15,500,674
CHEMICALS (1.8%)
Air Products & Chemicals, Inc.	6,388	1,362,305
Albemarle Corp.	1,500	91,110
Celanese Corp.	1,580	191,417
CF Industries Holdings, Inc.	2,890	131,062
Corteva, Inc.	11,115	293,214
Dow, Inc.	10,952	552,966
DuPont de Nemours, Inc.	11,215	739,181
Eastman Chemical Co.	1,640	124,706
Ecolab, Inc.	6,678	1,282,643
FMC Corp.	1,570	143,655
International Flavors & Fragrances, Inc.	1,640	200,096
Linde PLC	5,970	1,184,149
LyondellBasell Industries N.V., Class A	7,850	704,145
Mosaic Co. (The)	4,650	92,442
PPG Industries, Inc.	3,048	381,366
Sherwin-Williams Co. (The)	921	527,107
		8,001,564
COMMERCIAL SERVICES & SUPPLIES (0.9%)
Cintas Corp.	4,914	1,320,244
Copart, Inc.(a)	3,950	326,428
Republic Services, Inc.	3,216	281,432
Rollins, Inc.	2,350	89,559
Waste Management, Inc.	15,350	1,722,424
		3,740,087
COMMUNICATIONS EQUIPMENT (1.1%)
Arista Networks, Inc.(a)	866	211,798
Cisco Systems, Inc.	63,980	3,039,690
F5 Networks, Inc.(a)	1,130	162,810
Juniper Networks, Inc.	6,190	153,636
Motorola Solutions, Inc.	8,191	1,362,327
		4,930,261
CONSTRUCTION & ENGINEERING (0.6%)
Jacobs Engineering Group, Inc.	13,530	1,266,137
Quanta Services, Inc.	34,580	1,454,089
		2,720,226
CONSTRUCTION MATERIALS (0.1%)
Martin Marietta Materials, Inc.	591	154,789
Vulcan Materials Co.	1,973	281,882
		436,671
CONSUMER FINANCE (0.9%)
American Express Co.	8,540	1,001,571
Capital One Financial Corp.	17,488	1,630,756
Discover Financial Services	4,490	360,367
Synchrony Financial	29,250	1,034,573
		4,027,267
CONTAINERS & PACKAGING (0.6%)
Avery Dennison Corp.	1,370	175,168
Ball Corp.	3,960	277,081
International Paper Co.	15,520	677,914
Packaging Corp. of America	1,470	160,906
Sealed Air Corp.	1,390	58,060
Westrock Co.	30,309	1,132,648
		2,481,777
DISTRIBUTORS (0.3%)
Genuine Parts Co.	1,890	193,876
LKQ Corp.(a)	27,310	928,267
		1,122,143
DIVERSIFIED CONSUMER SERVICES (0.0%)
H&R Block, Inc.	3,060	76,469

DIVERSIFIED FINANCIAL SERVICES (1.0%)
Berkshire Hathaway, Inc., Class B(a)	21,009	4,466,093

DIVERSIFIED TELECOMMUNICATION SERVICES (1.1%)
CenturyLink, Inc.	94,289	1,220,100
Verizon Communications, Inc.	61,930	3,744,907
		4,965,007
ELECTRIC UTILITIES (2.1%)
Alliant Energy Corp.	2,090	111,481
American Electric Power Co., Inc.	5,680	536,135
Duke Energy Corp.	12,954	1,221,044

See notes to financial statements.

STEWARD FUNDS

SCHEDULE OF PORTFOLIO INVESTMENTS — October 31, 2019 (Unaudited)

STEWARD LARGE CAP ENHANCED INDEX FUND

	Shares	Value
Edison International	10,870	$683,723
Entergy Corp.	2,270	275,760
Evergy, Inc.	6,250	399,437
Eversource Energy	3,510	293,927
Exelon Corp.	23,789	1,082,162
FirstEnergy Corp.	5,119	247,350
NextEra Energy, Inc.	9,127	2,175,329
Pinnacle West Capital Corp.	8,330	784,020
PPL Corp.	7,780	260,552
Southern Co. (The)	11,120	696,779
Xcel Energy, Inc.	7,020	445,840
		9,213,539
ELECTRICAL EQUIPMENT (0.5%)
AMETEK, Inc.	7,960	729,534
Eaton Corp. PLC	5,380	468,652
Emerson Electric Co.	7,540	528,931
Rockwell Automation, Inc.	1,869	321,449
		2,048,566
ELECTRONIC EQUIPMENT, INSTRUMENTS & COMPONENTS (0.9%)
Amphenol Corp., Class A	4,040	405,333
CDW Corp.	1,420	181,632
Corning, Inc.	11,660	345,486
FLIR Systems, Inc.	1,270	65,481
IPG Photonics Corp.(a)	760	102,053
Keysight Technologies, Inc.(a)	22,630	2,283,593
TE Connectivity Ltd.	4,150	371,425
		3,755,003
ENERGY EQUIPMENT & SERVICES (1.0%)
Baker Hughes Co.	79,989	1,711,765
Halliburton Co.	10,530	202,703
Helmerich & Payne, Inc.	6,650	249,375
National-Oilwell Varco, Inc.	30,736	695,248
Schlumberger Ltd.	15,334	501,268
TechnipFMC PLC	57,410	1,132,699
		4,493,058
ENTERTAINMENT (0.8%)
Activision Blizzard, Inc.	9,550	535,087
Walt Disney Co. (The)	22,110	2,872,531
		3,407,618
EQUITY REAL ESTATE INVESTMENT TRUSTS (2.9%)
Alexandria Real Estate Equities, Inc.	2,350	373,063
American Tower Corp.	5,129	1,118,532
Apartment Investment & Management Co., Class A	13,385	734,569
AvalonBay Communities, Inc.	2,324	505,842
Boston Properties, Inc.	2,140	293,608
Crown Castle International Corp.	5,060	702,277
Digital Realty Trust, Inc.	2,860	363,334
Duke Realty Corp.	5,660	198,892
Equinix, Inc.	892	505,568
Equity Residential	4,250	376,805
Essex Property Trust, Inc.	865	282,968
Extra Space Storage, Inc.	1,650	185,246
Federal Realty Investment Trust	1,220	165,932
Healthpeak Properties, Inc.	18,530	697,099
Host Hotels & Resorts, Inc.	10,533	172,636
Iron Mountain, Inc.	3,019	99,023
Kimco Realty Corp.	23,850	514,206
Macerich Co. (The)	1,450	39,875
Mid-America Apartment Communities, Inc.	1,290	179,297
Prologis, Inc.	8,412	738,237
Public Storage, Inc.	2,014	448,840
Realty Income Corp.	3,960	323,888
Regency Centers Corp.	1,610	108,256
SBA Communications Corp.	1,442	347,017
Simon Property Group, Inc.	4,660	702,169
SL Green Realty Corp.	1,070	89,452
UDR, Inc.	2,330	117,083
Ventas, Inc.	4,380	285,138
Vornado Realty Trust	2,105	138,151
Welltower, Inc.	15,920	1,443,785
Weyerhaeuser Co.	8,439	246,503
		12,497,291
FOOD & STAPLES RETAILING (1.5%)
Costco Wholesale Corp.	4,930	1,464,752
Kroger Co. (The)	46,780	1,152,659
Sysco Corp.	6,210	495,993
Walgreens Boots Alliance, Inc.	15,250	835,395
Walmart, Inc.	20,250	2,374,515
		6,323,314
FOOD PRODUCTS (2.6%)
Archer-Daniels-Midland Co.	36,630	1,539,925
Campbell Soup Co.	3,600	166,716
Conagra Brands, Inc.	6,930	187,457
General Mills, Inc.	7,690	391,113
Hershey Co. (The)	2,290	336,332
Hormel Foods Corp.	22,650	926,158
J.M. Smucker Co. (The)	7,870	831,702
Kellogg Co.	18,360	1,166,411

See notes to financial statements.

STEWARD FUNDS

SCHEDULE OF PORTFOLIO INVESTMENTS — October 31, 2019 (Unaudited)

STEWARD LARGE CAP ENHANCED INDEX FUND

	Shares	Value
Kraft Heinz Co. (The)	30,206	$976,560
Lamb Weston Holdings, Inc.	10,730	837,369
McCormick & Co., Inc.	6,730	1,081,444
Mondelez International, Inc., Class A	18,840	988,158
Tyson Foods, Inc., Class A	22,770	1,885,128
		11,314,473
GAS UTILITIES (0.1%)
Atmos Energy Corp.	2,410	271,077

HEALTH CARE EQUIPMENT & SUPPLIES (4.0%)
Abbott Laboratories	34,032	2,845,416
ABIOMED, Inc.(a)	957	198,654
Align Technology, Inc.(a)	1,253	316,119
Baxter International, Inc.	8,780	673,426
Becton Dickinson and Co.	3,640	931,840
Boston Scientific Corp.(a)	39,467	1,645,774
Danaher Corp.	9,030	1,244,515
DENTSPLY SIRONA, Inc.	3,920	214,738
Edwards Lifesciences Corp.(a)	6,747	1,608,350
Hologic, Inc.(a)	5,710	275,850
IDEXX Laboratories, Inc.(a)	1,424	405,854
Intuitive Surgical, Inc.(a)	2,675	1,479,141
Medtronic PLC	22,453	2,445,132
ResMed, Inc.	2,710	400,863
Stryker Corp.	4,810	1,040,259
Teleflex, Inc.	776	269,590
Varian Medical Systems, Inc.(a)	1,630	196,920
Zimmer Holdings, Inc.	8,270	1,143,162
		17,335,603
HEALTH CARE PROVIDERS & SERVICES (3.4%)
AmerisourceBergen Corp.	14,900	1,272,162
Anthem, Inc.	6,080	1,636,006
Cardinal Health, Inc.	24,250	1,199,163
Centene Corp.(a)	18,600	987,288
Cigna Corp.	5,722	1,021,148
CVS Health Corp.	28,187	1,871,335
DaVita, Inc.(a)	18,290	1,071,794
Henry Schein, Inc.(a)	3,200	200,272
Humana, Inc.	4,836	1,422,751
Laboratory Corporation of America Holdings(a)	5,310	874,929
McKesson Corp.	11,275	1,499,575
Quest Diagnostics, Inc.	3,180	321,975
WellCare Group, Inc.(a)	4,103	1,216,950
		14,595,348
HEALTH CARE TECHNOLOGY (0.2%)
Cerner Corp.	14,250	956,460

HOTELS, RESTAURANTS & LEISURE (1.8%)
Carnival Corp.	11,090	475,650
Chipotle Mexican Grill, Inc.(a)	1,141	887,881
Hilton Worldwide Holdings, Inc.	10,670	1,034,563
Marriott International, Inc., Class A	4,366	552,517
McDonald’s Corp.	9,103	1,790,560
Norwegian Cruise Line Holdings Ltd.(a)	9,500	482,220
Royal Caribbean Cruises Ltd.	2,980	324,314
Starbucks Corp.	14,420	1,219,355
Yum! Brands, Inc.	10,090	1,026,254
		7,793,314
HOUSEHOLD DURABLES (1.5%)
D.R. Horton, Inc.	23,416	1,226,296
Garmin Ltd.	1,860	174,375
Leggett & Platt, Inc.	1,580	81,054
Lennar Corp., Class A	33,070	1,970,972
Mohawk Industries, Inc.(a)	8,634	1,237,943
Newell Brands, Inc.	7,220	136,963
PulteGroup, Inc.	28,595	1,122,068
Whirlpool Corp.	5,282	803,498
		6,753,169
HOUSEHOLD PRODUCTS (1.6%)
Church & Dwight Co., Inc.	16,940	1,184,783
Clorox Co. (The)	4,830	713,343
Colgate-Palmolive Co.	11,320	776,552
Kimberly-Clark Corp.	4,620	613,906
Procter & Gamble Co. (The)	29,111	3,624,611
Spectrum Brands Holdings, Inc.	1,792	89,976
		7,003,171
INDEPENDENT POWER AND RENEWABLE ELECTRICITY PRODUCERS (0.3%)
AES Corp.	13,030	222,162
NRG Energy, Inc.	23,620	947,634
		1,169,796
INDUSTRIAL CONGLOMERATES (0.8%)
3M Co.	7,188	1,185,948
Honeywell International, Inc.	8,670	1,497,569
Roper Technologies, Inc.	2,276	766,921
		3,450,438

See notes to financial statements.

STEWARD FUNDS

SCHEDULE OF PORTFOLIO INVESTMENTS — October 31, 2019 (Unaudited)

STEWARD LARGE CAP ENHANCED INDEX FUND

	Shares	Value
INSURANCE (5.5%)
Aflac, Inc.	20,620	$1,096,159
Allstate Corp. (The)	15,080	1,604,814
American International Group, Inc.	29,264	1,549,821
Aon PLC	3,070	593,001
Arthur J. Gallagher & Co.	2,340	213,455
Assurant, Inc.	13,030	1,642,692
Chubb Ltd.	11,251	1,714,877
Cincinnati Financial Corp.	1,792	202,872
Everest Re Group Ltd.	5,041	1,295,991
Globe Life, Inc.	1,267	123,317
Hartford Financial Services Group, Inc. (The)	21,770	1,242,632
Lincoln National Corp.	26,396	1,490,846
Loews Corp.	27,650	1,354,850
Marsh & McLennan Cos., Inc.	6,440	667,313
MetLife, Inc.	48,580	2,273,058
Principal Financial Group, Inc.	23,790	1,269,910
Progressive Corp. (The)	8,020	558,994
Prudential Financial, Inc.	26,255	2,392,881
Travelers Cos., Inc. (The)	8,510	1,115,321
Unum Group	44,710	1,231,313
Willis Towers Watson PLC	1,983	370,623
		24,004,740
INTERACTIVE MEDIA & SERVICES (3.5%)
Alphabet, Inc., Class A(a)	3,431	4,318,943
Alphabet, Inc., Class C(a)	3,530	4,448,188
Facebook, Inc., Class A(a)	28,560	5,473,524
TripAdvisor, Inc.(a)	2,105	85,042
Twitter, Inc.(a)	26,490	793,905
		15,119,602
INTERNET & DIRECT MARKETING RETAIL (0.5%)
Booking Holdings, Inc.(a)	631	1,292,774
eBay, Inc.	15,430	543,907
Expedia Group, Inc.	3,365	459,861
		2,296,542
IT SERVICES (5.5%)
Accenture PLC, Class A	8,131	1,507,650
Akamai Technologies, Inc.(a)	9,910	857,215
Alliance Data Systems Corp.	4,123	412,300
Automatic Data Processing, Inc.	8,410	1,364,354
Broadridge Financial Solutions, Inc.	5,890	737,546
Cognizant Technology Solutions Corp., Class A	8,210	500,318
DXC Technology Co.	19,067	527,584
Fidelity National Information Services, Inc.	13,126	1,729,482
Fiserv, Inc.(a)	6,870	729,182
FleetCor Technologies, Inc.(a)	1,150	338,353
Gartner, Inc.(a)	6,540	1,007,683
Global Payments, Inc.	8,677	1,467,975
International Business Machines Corp.	10,726	1,434,388
Jack Henry & Associates, Inc.	1,490	210,924
Mastercard, Inc., Class A	12,672	3,507,736
Paychex, Inc.	4,990	417,364
PayPal Holdings, Inc.(a)	20,390	2,122,599
VeriSign, Inc.(a)	4,461	847,679
Visa, Inc., Class A	21,464	3,839,051
Western Union Co. (The)	6,920	173,415
		23,732,798
LEISURE PRODUCTS (0.0%)
Hasbro, Inc.	1,550	150,831

LIFE SCIENCES TOOLS & SERVICES (0.7%)
Agilent Technologies, Inc.	6,470	490,103
Illumina, Inc.(a)	3,173	937,685
IQVIA Holdings, Inc.(a)	3,810	550,240
Mettler-Toledo International, Inc.(a)	567	399,701
PerkinElmer, Inc.	3,800	326,648
Waters Corp.(a)	1,610	340,708
		3,045,085
MACHINERY (1.6%)
Caterpillar, Inc.	7,330	1,010,074
Cummins, Inc.	2,050	353,584
Deere & Co.	3,672	639,442
Dover Corp.	1,220	126,746
Flowserve Corp.	780	38,095
Fortive Corp.	3,150	217,350
IDEX Corp.	2,950	458,813
Illinois Tool Works, Inc.	3,860	650,719
Ingersoll-Rand PLC	8,180	1,037,960
PACCAR, Inc.	11,295	859,098
Parker-Hannifin Corp.	1,685	309,181
Snap-on, Inc.	750	122,003
Stanley Black & Decker, Inc.	2,102	318,096
Wabtec Corp.	1,960	135,965
Xylem, Inc.	8,370	641,895
		6,919,021
MEDIA (0.9%)
Charter Communications, Inc., Class A(a)	2,256	1,055,492
Discovery Communications, Inc., Class A(a)	5,600	150,948

See notes to financial statements.

STEWARD FUNDS

SCHEDULE OF PORTFOLIO INVESTMENTS — October 31, 2019 (Unaudited)

STEWARD LARGE CAP ENHANCED INDEX FUND

	Shares	Value
Discovery Communications, Inc., Class C(a)	4,541	$114,615
DISH Network Corp., Class A(a)	21,170	727,825
Fox Corp., Class A	6,020	192,881
Fox Corp., Class B	1,230	38,425
Interpublic Group of Cos., Inc. (The)	11,970	260,347
News Corp., Class A	50,320	689,887
News Corp., Class B	8,780	123,974
Omnicom Group, Inc.	5,750	443,842
		3,798,236
METALS & MINING (0.3%)
Freeport-McMoRan Copper & Gold, Inc.	17,098	167,902
Newmont Goldcorp Corp.	5,900	234,407
Nucor Corp.	13,600	732,360
		1,134,669
MULTILINE RETAIL (1.1%)
Dollar General Corp.	8,620	1,382,131
Dollar Tree, Inc.(a)	8,072	891,149
Kohl’s Corp.	15,310	784,790
Macy’s, Inc.	4,482	67,947
Nordstrom, Inc.	1,560	56,004
Target Corp.	16,370	1,750,117
		4,932,138
MULTI-UTILITIES (1.3%)
Ameren Corp.	13,770	1,069,929
CenterPoint Energy, Inc.	15,910	462,504
CMS Energy Corp.	4,630	295,950
Consolidated Edison, Inc.	8,960	826,291
Dominion Resources, Inc.	9,592	791,820
DTE Energy Co.	3,610	459,625
NiSource, Inc.	7,770	217,871
Public Service Enterprise Group, Inc.	6,566	415,693
Sempra Energy	3,950	570,814
WEC Energy Group	4,205	396,952
		5,507,449
OIL, GAS & CONSUMABLE FUELS (5.4%)
Apache Corp.	27,560	596,950
Cabot Oil & Gas Corp.	4,320	80,525
Chevron Corp.	24,919	2,894,093
Cimarex Energy Co.	1,150	48,553
Concho Resources, Inc.	2,620	176,902
ConocoPhillips	29,169	1,610,129
Devon Energy Corp.	56,820	1,152,310
Diamondback Energy, Inc.	12,930	1,108,877
EOG Resources, Inc.	7,044	488,220
Exxon Mobil Corp.	45,440	3,070,381
Hess Corp.	3,070	201,852
HollyFrontier Corp.	19,390	1,065,287
Kinder Morgan, Inc.	50,990	1,018,780
Marathon Oil Corp.	57,930	667,933
Marathon Petroleum Corp.	28,658	1,832,679
Noble Energy, Inc.	36,390	700,871
Occidental Petroleum Corp.	25,493	1,032,466
ONEOK, Inc.	5,450	380,573
Phillips 66	19,319	2,256,845
Pioneer Natural Resources Co.	2,076	255,389
Valero Energy Corp.	27,060	2,624,279
Williams Cos., Inc. (The)	13,780	307,432
		23,571,326
PERSONAL PRODUCTS (0.5%)
Coty, Inc., Class A	151,080	1,766,125
Estee Lauder Cos., Inc., (The) Class A	2,720	506,655
		2,272,780
PHARMACEUTICALS (1.4%)
Allergan PLC	10,010	1,762,861
Eli Lilly & Co.	19,850	2,261,907
Mylan N.V.(a)	23,620	452,323
Perrigo Co. PLC	5,681	301,207
Zoetis, Inc.	8,990	1,150,001
		5,928,299
PROFESSIONAL SERVICES (0.5%)
Equifax, Inc.	1,630	222,837
IHS Markit Ltd.(a)	18,430	1,290,469
Nielsen Holdings PLC	5,520	111,283
Robert Half International, Inc.	1,460	83,614
Verisk Analytics, Inc.	2,630	380,561
		2,088,764
REAL ESTATE MANAGEMENT & DEVELOPMENT (0.1%)
CBRE Group, Inc., Class A(a)	4,430	237,227

ROAD & RAIL (1.0%)
CSX Corp.	27,920	1,961,938
J.B. Hunt Transport Services, Inc.	820	96,399
Kansas City Southern Industries, Inc.	860	121,071
Norfolk Southern Corp.	3,069	558,558
Union Pacific Corp.	10,962	1,813,773
		4,551,739

See notes to financial statements.

STEWARD FUNDS

SCHEDULE OF PORTFOLIO INVESTMENTS — October 31, 2019 (Unaudited)

STEWARD LARGE CAP ENHANCED INDEX FUND

	Shares	Value
SEMICONDUCTORS & SEMICONDUCTOR EQUIPMENT (3.3%)
Advanced Micro Devices, Inc.(a)	46,750	$1,586,228
Analog Devices, Inc.	4,444	473,864
Applied Materials, Inc.	13,690	742,819
Broadcom, Inc.	5,874	1,720,201
Intel Corp.	48,000	2,713,440
KLA Corp.	1,400	236,656
Lam Research Corp.	1,206	326,874
Maxim Integrated Products, Inc.	2,300	134,918
Microchip Technology, Inc.	3,140	296,071
Micron Technology, Inc.(a)	30,290	1,440,290
NVIDIA Corp.	6,473	1,301,202
Qorvo, Inc.(a)	1,520	122,907
QUALCOMM, Inc.	12,790	1,028,828
Skyworks Solutions, Inc.	2,040	185,762
Texas Instruments, Inc.	9,900	1,168,101
Xilinx, Inc.	8,610	781,271
		14,259,432
SOFTWARE (5.7%)
Adobe, Inc.(a)	8,361	2,323,773
ANSYS, Inc.(a)	4,693	1,033,164
Autodesk, Inc.(a)	11,650	1,716,744
Cadence Design Systems, Inc.(a)	4,410	288,194
Citrix Systems, Inc.	1,900	206,834
Fortinet, Inc.(a)	11,730	956,699
Intuit, Inc.	6,462	1,663,965
Microsoft Corp.	80,760	11,578,561
Oracle Corp.	29,511	1,608,054
salesforce.com, Inc.(a)	19,440	3,042,166
Symantec Corp.	8,472	193,839
Synopsys, Inc.(a)	2,390	324,442
		24,936,435
SPECIALTY RETAIL (2.8%)
Advance Auto Parts, Inc.	1,036	168,329
AutoZone, Inc.(a)	658	753,002
Best Buy Co., Inc.	14,380	1,032,916
CarMax, Inc.(a)	2,120	197,520
Gap, Inc. (The)	21,280	346,013
Home Depot, Inc. (The)	12,310	2,887,680
L Brands, Inc.	2,900	49,416
Lowe’s Cos., Inc.	8,930	996,677
O’Reilly Automotive, Inc.(a)	3,471	1,511,655
Ross Stores, Inc.	4,470	490,225
Tiffany & Co.	1,690	210,422
TJX Cos., Inc. (The)	24,940	1,437,791
Tractor Supply Co.	9,240	877,985
Ulta Salon Cosmetics & Fragrance, Inc.(a)	5,828	1,358,798
		12,318,429
TECHNOLOGY HARDWARE, STORAGE & PERIPHERALS (3.7%)
Apple, Inc.	43,898	10,920,066
Hewlett Packard Enterprise Co.	95,370	1,565,022
HP, Inc.	29,660	515,194
NetApp, Inc.	8,640	482,803
Seagate Technology PLC	3,390	196,722
Western Digital Corp.	28,761	1,485,506
Xerox Holdings Corp.	32,701	1,109,545
		16,274,858
TEXTILES, APPAREL & LUXURY GOODS (0.8%)
Capri Holdings Ltd.(a)	1,920	59,654
Hanesbrands, Inc.	6,620	100,690
NIKE, Inc., Class B	14,940	1,337,877
PVH Corp.	9,360	815,818
Ralph Lauren Corp.	1,115	107,107
Tapestry, Inc.	3,890	100,595
Under Armour, Inc., Class A(a)	4,900	101,185
Under Armour, Inc., Class C(a)	1,024	18,944
VF Corp.	11,405	938,518
		3,580,388
TRADING COMPANIES & DISTRIBUTORS (0.5%)
Fastenal Co.	24,660	886,281
United Rentals, Inc.(a)	1,300	173,641
W.W. Grainger, Inc.	3,667	1,132,516
		2,192,438
WATER UTILITIES (0.1%)
American Water Works Co., Inc.	2,540	313,106

WIRELESS TELECOMMUNICATION SERVICES (0.1%)
T-Mobile U.S., Inc.(a)	6,370	526,544
TOTAL COMMON STOCKS (COST $344,919,474)		431,316,728

MONEY MARKET FUND (0.7%)
Northern Institutional Treasury Portfolio (Premier Class), 1.72%(b)	3,204,679	3,204,679
TOTAL MONEY MARKET FUND (COST $3,204,679)		3,204,679

See notes to financial statements.

STEWARD FUNDS

SCHEDULE OF PORTFOLIO INVESTMENTS — October 31, 2019 (Unaudited)

STEWARD LARGE CAP ENHANCED INDEX FUND

	Shares	Value
TOTAL INVESTMENTS (COST $348,124,153) 100.0%		$434,521,407
LIABILITIES IN EXCESS OF OTHER ASSETS 0.0%		(63,813)
NET ASSETS 100.0%		$434,457,594

(a)	Represents non-income producing security.

(b)	7-day current yield as of October 31, 2019 is disclosed.

MSCI — Morgan Stanley Capital International

PLC — Public Limited Company

S&P — Standard & Poor’s

See notes to financial statements.

STEWARD FUNDS

SCHEDULE OF PORTFOLIO INVESTMENTS — October 31, 2019 (Unaudited)

STEWARD SMALL-MID CAP ENHANCED INDEX FUND

The table below sets forth the diversification of the Steward Small-Mid Cap Enhanced Index Fund investments by Industry.

Industry Diversification	Percent*
Equity Real Estate Investment Trusts	7.6%
Banks	5.8
Specialty Retail	5.6
Electronic Equipment, Instruments & Components	4.7
Machinery	4.5
Insurance	4.4
Health Care Equipment & Supplies	4.0
Household Durables	3.6
Semiconductors & Semiconductor Equipment	3.5
Software	2.6
Health Care Providers & Services	2.5
Oil, Gas & Consumable Fuels	2.4
Chemicals	2.4
IT Services	2.4
Hotels, Restaurants & Leisure	2.2
Metals & Mining	2.1
Capital Markets	1.9
Building Products	1.8
Commercial Services & Supplies	1.7
Life Sciences Tools & Services	1.5
Auto Components	1.5
Biotechnology	1.5
Food Products	1.5
Road & Rail	1.4
Construction & Engineering	1.4
Energy Equipment & Services	1.3
Professional Services	1.3
Aerospace & Defense	1.2
Communications Equipment	1.1
Textiles, Apparel & Luxury Goods	1.1
Diversified Consumer Services	1.0
Paper & Forest Products	1.0
Media	0.9
Consumer Finance	0.9
Pharmaceuticals	0.9
Trading Companies & Distributors	0.9
Gas Utilities	0.9
Electric Utilities	0.8
Personal Products	0.8
Thrifts & Mortgage Finance	0.8
Electrical Equipment	0.8
Money Market Fund	0.8
Entertainment	0.7
Mortgage Real Estate Investment Trusts	0.6
Leisure Products	0.5
Airlines	0.5
Multi-Utilities	0.5
Health Care Technology	0.5
Containers & Packaging	0.5
Real Estate Management & Development	0.4
Water Utilities	0.4
Air Freight & Logistics	0.4
Multiline Retail	0.4
Diversified Telecommunication Services	0.4
Internet & Direct Marketing Retail	0.4
Food & Staples Retailing	0.4
Automobiles	0.4
Industrial Conglomerates	0.3
Household Products	0.3
Marine	0.3
Distributors	0.3
Interactive Media & Services	0.3
Technology Hardware, Storage & Peripherals	0.2
Wireless Telecommunication Services	0.2
Construction Materials	0.2
Beverages	0.0
Total Investments	100.1%

*       Percentages indicated are based on net assets as of October 31, 2019.

See notes to financial statements.

STEWARD FUNDS

SCHEDULE OF PORTFOLIO INVESTMENTS — October 31, 2019 (Unaudited)

STEWARD SMALL-MID CAP ENHANCED INDEX FUND

	Shares	Value
COMMON STOCKS (99.3%)

AEROSPACE & DEFENSE (1.2%)
AAR Corp.	2,210	$92,268
Aerojet Rocketdyne Holdings, Inc.(a)	6,500	280,995
AeroVironment, Inc.(a)	3,760	218,005
Axon Enterprise, Inc.(a)	7,360	376,317
Cubic Corp.	1,630	120,196
Curtiss-Wright Corp.	3,230	436,857
Mercury Computer Systems, Inc.(a)	2,930	215,824
Moog, Inc., Class A	1,650	138,122
National Presto Industries, Inc.	1,130	97,282
Park Aerospace Corp.	760	12,912
Teledyne Technologies, Inc.(a)	2,034	670,406
Triumph Group, Inc.	3,190	66,256
		2,725,440
AIR FREIGHT & LOGISTICS (0.4%)
Atlas Air Worldwide Holdings(a)	6,720	147,370
Echo Global Logistics, Inc.(a)	10,830	215,625
Forward Air Corp.	1,670	115,514
Hub Group, Inc., Class A(a)	2,120	97,096
XPO Logistics, Inc.(a)	5,360	409,504
		985,109
AIRLINES (0.5%)
Allegiant Travel Co.	1,926	322,278
Hawaiian Holdings, Inc.	3,210	91,838
JetBlue Airways Corp.(a)	25,580	493,694
SkyWest, Inc.	4,740	282,267
		1,190,077
AUTO COMPONENTS (1.5%)
Adient PLC(a)	10,360	219,528
American Axle & Manufacturing Holdings, Inc.(a)	39,300	328,548
Cooper Tire & Rubber Co.	6,020	170,005
Cooper-Standard Holdings, Inc.(a)	4,480	142,733
Dana, Inc.	27,650	448,759
Delphi Technologies PLC	15,130	184,737
Dorman Products, Inc.(a)	3,190	229,521
Fox Factory Holding Corp.(a)	2,060	125,536
Garrett Motion, Inc.(a)	4,130	39,235
Gentex Corp.	15,930	446,837
Gentherm, Inc.(a)	2,160	90,223
Goodyear Tire & Rubber Co. (The)	35,040	556,085
LCI Industries	1,370	133,054
Motorcar Parts of America, Inc.(a)	5,790	110,357
Standard Motor Products, Inc.	1,160	60,738
Visteon Corp.(a)	1,430	133,019
		3,418,915
AUTOMOBILES (0.4%)
Thor Industries, Inc.	6,020	380,825
Winnebago Industries, Inc.	11,960	574,917
		955,742
BANKS (5.8%)
Ameris Bancorp	3,102	132,921
Associated Bancorp	15,458	310,860
Banc of California, Inc.	2,860	39,382
BancorpSouth Bank	4,230	129,734
Bank of Hawaii Corp.	1,690	147,554
Bank OZK	12,650	354,959
Banner Corp.	1,610	86,908
Berkshire Hills Bancorp, Inc.	2,050	63,611
Boston Private Financial Holdings, Inc.	6,690	75,262
Brookline Bancorp, Inc.	6,090	95,613
Cathay General Bancorp	3,620	128,763
Central Pacific Financial Corp.	2,140	61,889
City Holding Co.	1,920	152,333
Columbia Banking System, Inc.	3,710	145,803
Commerce Bancshares, Inc.	5,719	368,075
Community Bank System, Inc.	4,850	328,733
Cullen/Frost Bankers, Inc.	2,850	256,728
Customers Bancorp, Inc.(a)	9,460	223,067
CVB Financial Corp.	3,720	77,302
Eagle Bancorp, Inc.	1,690	76,287
East West Bancorp, Inc.	8,260	354,519
F.N.B. Corp.	22,460	270,868
First BanCorp	14,582	153,403
First Commonwealth Financial Corp.	4,950	69,745
First Financial Bancorp	4,760	111,574
First Financial Bankshares, Inc.	11,420	380,058
First Horizon National Corp.	18,340	292,890
First Midwest Bancorp, Inc.	6,240	128,170
Franklin Financial Network, Inc.	770	25,618
Fulton Financial Corp.	11,130	189,878
Glacier Bancorp, Inc.	6,430	272,118
Great Western Bancorp, Inc.	3,280	114,374
Hancock Holding Corp.	6,699	261,261
Hanmi Financial Corp.	2,241	43,139
Heritage Financial Corp.	1,430	39,368
Home Bancshares, Inc.	9,702	179,293

See notes to financial statements.

34

STEWARD FUNDS

SCHEDULE OF PORTFOLIO INVESTMENTS — October 31, 2019 (Unaudited)

STEWARD SMALL-MID CAP ENHANCED INDEX FUND

	Shares	Value
Hope Bancorp, Inc.	8,362	$119,326
Independent Bank Corp. - Massachusetts	3,580	293,846
International Bancshares Corp.	3,120	127,795
LegacyTexas Financial Group, Inc.	6,290	267,577
National Bank Holdings Corp., Class A	1,950	67,080
NBT Bancorp	1,690	67,177
OFG Bancorp	2,890	58,696
Old National Bancorp	16,520	297,277
Opus Bank	5,680	140,807
Pacific Premier Bancorp, Inc.	5,870	198,142
PacWest Bancorp	9,430	348,816
Pinnacle Financial Partners, Inc.	5,220	307,040
Preferred Bank/Los Angeles, CA	720	38,383
Prosperity Bancshares, Inc.	3,120	215,342
S&T Bancorp, Inc.	1,570	59,118
Seacoast Banking Corporation of Florida(a)	6,730	188,440
ServisFirst Bancshares, Inc.	3,070	107,450
Signature Bank	2,960	350,227
Simmons First National Corp., Class A	5,040	120,557
Southside Bancshares, Inc.	1,894	65,248
Sterling Bancorp	14,199	279,010
Synovus Financial Corp.	8,772	297,108
TCF Financial Corp.	8,851	350,411
Texas Capital Bancshares, Inc.(a)	2,310	124,879
Tompkins Financial Corp.	79	6,913
Triumph Bancorp, Inc.(a)	7,420	240,779
Trustmark Corp.	4,340	148,949
UMB Financial Corp.	4,550	296,933
Umpqua Holdings Corp.	15,030	237,775
United Bankshares, Inc.	6,623	261,873
United Community Banks, Inc.	5,222	157,757
Valley National Bancorp	12,762	147,784
Veritex Holdings, Inc.	2,223	54,730
Webster Financial Corp.	5,160	227,556
WestAmerica Bancorporation	2,560	169,011
Wintrust Financial Corp.	2,640	168,485
		12,750,357
BEVERAGES (0.0%)
Coca-Cola Consolidated, Inc.	291	79,839
National Beverage Corp.	110	4,835
		84,674
BIOTECHNOLOGY (1.5%)
Acorda Therapeutics, Inc.(a)	2,800	4,620
AMAG Pharmaceuticals, Inc.(a)	2,470	23,971
Anika Therapeutics, Inc.(a)	1,080	76,021
Arrowhead Pharmaceuticals, Inc.(a)	12,620	505,431
Cytokinetics, Inc.(a)	3,980	46,367
Eagle Pharmaceuticals, Inc.(a)	4,000	250,800
Emergent BioSolutions, Inc.(a)	2,540	145,186
Enanta Pharmaceuticals, Inc.(a)	880	53,574
Exelixis, Inc.(a)	17,280	266,976
Genomic Health, Inc.(a)	990	66,013
Ligand Pharmaceuticals, Inc.(a)	1,750	190,417
Medicines Co. (The)(a)	4,140	217,309
Momenta Pharmaceuticals, Inc.(a)	6,020	93,190
Myriad Genetics, Inc.(a)	4,300	144,781
Progenics Pharmaceuticals, Inc.(a)	7,170	38,073
REGENXBIO, Inc.(a)	3,650	130,269
Repligen Corp.(a)	5,030	399,835
Spectrum Pharmaceuticals, Inc.(a)	12,130	94,129
United Therapeutics Corp.(a)	2,343	210,495
Vanda Pharmaceuticals, Inc.(a)	7,000	94,570
Xencor, Inc.(a)	10,400	355,784
		3,407,811
BUILDING PRODUCTS (1.8%)
AAON, Inc.	2,398	116,687
American Woodmark Corp.(a)	810	80,320
Apogee Enterprises, Inc.	3,630	136,270
Gibraltar Industries, Inc.(a)	1,960	104,331
Griffon Corp.	31,510	671,478
Insteel Industries, Inc.	1,140	21,740
Lennox International, Inc.	2,499	618,153
Owens Corning	7,530	461,438
Patrick Industries, Inc.(a)	5,575	275,461
PGT Innovations, Inc.(a)	4,240	74,878
Quanex Building Products Corp.	10,285	198,398
Resideo Technologies, Inc.(a)	16,930	161,343
Simpson Manufacturing Co., Inc.	2,290	189,245
Trex Co., Inc.(a)	3,180	279,490
Universal Forest Products, Inc.	11,370	572,593
		3,961,825
CAPITAL MARKETS (1.9%)
Blucora, Inc.(a)	10,610	229,494
Donnelley Financial Solutions, Inc.(a)	6,971	78,772
Eaton Vance Corp.	7,470	340,632
Evercore Partners, Inc., Class A	2,180	160,535
FactSet Research Systems, Inc.	2,608	661,180
Federated Investors, Inc., Class B	5,840	186,530
Greenhill & Co., Inc.	1,350	21,870
Interactive Brokers Group, Inc., Class A	4,280	203,600

See notes to financial statements.

35

STEWARD FUNDS

SCHEDULE OF PORTFOLIO INVESTMENTS — October 31, 2019 (Unaudited)

STEWARD SMALL-MID CAP ENHANCED INDEX FUND

	Shares	Value
INTL. FCStone, Inc.(a)	7,150	$286,000
Janus Henderson Group PLC	16,920	391,360
Legg Mason, Inc.	14,170	527,974
Piper Jaffray Cos., Inc.	620	48,695
SEI Investments Co.	7,540	451,797
Stifel Financial Corp.	6,675	373,666
Virtus Investment Partners, Inc.	447	48,490
Waddell & Reed Financial, Inc., Class A	5,260	87,106
WisdomTree Investments, Inc.	6,900	35,259
		4,132,960
CHEMICALS (2.4%)
AdvanSix, Inc.(a)	5,490	124,953
American Vanguard Corp.	1,340	18,733
Ashland Global Holdings, Inc.	3,170	245,263
Balchem Corp.	1,695	171,551
Cabot Corp.	3,130	136,437
Chemours Co. (The)	15,510	254,519
Ferro Corp.(a)	4,300	47,859
FutureFuel Corp.	1,380	17,015
H.B. Fuller Co.	2,970	144,936
Hawkins, Inc.	4,380	187,245
Ingevity Corp.(a)	2,330	196,209
Innophos Holdings, Inc.	4,170	136,026
Innospec, Inc.	3,470	317,019
Koppers Holdings, Inc.(a)	6,810	218,601
Kraton Performance Polymers, Inc. (a)	12,110	271,506
Livent Corp.(a)	7,640	52,410
LSB Industries, Inc.(a)	1,840	7,783
Minerals Technologies, Inc.	3,380	167,141
NewMarket Corp.	419	203,420
Olin Corp.	20,320	372,669
PolyOne Corp.	4,240	135,892
Quaker Chemical Corp.	1,190	181,927
Rayonier, Inc.	30,103	125,530
RPM International, Inc.	9,370	678,669
Scotts Miracle-Gro Co. (The)	2,100	210,819
Sensient Technologies Corp.	2,160	135,130
Stepan Co.	930	90,880
Tredegar Corp.	6,440	128,027
Trinseo SA	1,130	48,025
Valvoline, Inc.	10,386	221,637
		5,247,831
COMMERCIAL SERVICES & SUPPLIES (1.7%)
ABM Industries, Inc.	12,210	445,177
Brady Corp., Class A	2,610	147,047
Brink’s Co. (The)	2,700	229,392
Clean Harbors, Inc.(a)	2,760	227,590
Deluxe Corp.	2,540	131,648
Healthcare Services Group, Inc.	4,732	115,272
Herman Miller, Inc.	3,770	175,305
HNI Corp.	2,840	107,920
Interface, Inc.	5,550	92,296
KAR Auction Services, Inc.	1,470	36,544
Matthews International Corp., Class A	4,040	149,399
Mobile Mini, Inc.	6,710	252,430
MSA Safety, Inc.	2,580	309,781
Pitney Bowes, Inc.	26,920	118,448
R.R. Donnelley & Sons Co.	6,153	26,827
Stericycle, Inc.(a)	4,610	265,536
Team, Inc.(a)	10,130	183,961
Tetra Tech, Inc.	3,160	276,405
UniFirst Corp.	1,620	325,361
US Ecology, Inc.	2,570	159,931
Viad Corp.	1,360	82,987
		3,859,257
COMMUNICATIONS EQUIPMENT (1.1%)
ADTRAN, Inc.	2,470	21,761
Applied Optoelectronics, Inc.(a)	1,340	12,542
CalAmp Corp.(a)	4,100	46,002
Ciena Corp.(a)	14,000	519,680
Comtech Telecommunications Corp.	5,100	178,245
Digi International, Inc.(a)	9,710	140,018
Extreme Networks, Inc.(a)	9,040	58,218
Harmonic, Inc.(a)	24,610	191,466
InterDigital, Inc.	1,670	89,562
Lumentum Holdings, Inc.(a)	4,115	257,846
NETGEAR, Inc.(a)	1,940	52,710
NetScout Systems, Inc.(a)	7,100	171,962
Plantronics, Inc.	1,740	68,591
ViaSat, Inc.(a)	3,050	209,962
Viavi Solutions, Inc.(a)	19,390	309,464
		2,328,029
CONSTRUCTION & ENGINEERING (1.4%)
AECOM Technology Corp.(a)	18,102	724,261
Aegion Corp.(a)	9,710	210,416
Arcosa, Inc.	8,903	341,964
Comfort Systems USA, Inc.	2,140	107,877
Dycom Industries, Inc.(a)	1,630	74,312
EMCOR Group, Inc.	4,490	393,818
Fluor Corp.	15,150	244,067
Granite Construction, Inc.	4,660	109,696
MasTec, Inc.(a)	6,410	403,445

See notes to financial statements.

36

STEWARD FUNDS

SCHEDULE OF PORTFOLIO INVESTMENTS — October 31, 2019 (Unaudited)

STEWARD SMALL-MID CAP ENHANCED INDEX FUND

	Shares	Value
MYR Group, Inc.(a)	8,180	$281,474
Valmont Industries, Inc.	1,260	172,859
		3,064,189
CONSTRUCTION MATERIALS (0.2%)
Eagle Materials, Inc.	2,450	223,783
U.S. Concrete, Inc.(a)	4,160	217,402
		441,185
CONSUMER FINANCE (0.9%)
Encore Capital Group, Inc.(a)	10,350	343,516
Enova International, Inc.(a)	2,383	55,977
EZCORP, Inc., Class A(a)	28,140	148,016
FirstCash, Inc.	3,958	334,016
Green Dot Corp., Class A(a)	4,510	130,068
Navient Corp.	30,870	425,080
PRA Group, Inc.(a)	5,570	188,990
SLM Corp.	39,070	329,751
World Acceptance Corp.(a)	370	38,410
		1,993,824
CONTAINERS & PACKAGING (0.5%)
AptarGroup, Inc.	3,370	398,165
Greif, Inc., Class A	1,870	73,248
Myers Industries, Inc.	1,860	31,490
Owens-Illinois, Inc.	15,350	130,475
Silgan Holdings, Inc.	6,780	208,621
Sonoco Products Co.	5,410	312,157
		1,154,156
DISTRIBUTORS (0.3%)
Pool Corp.	2,830	586,942

DIVERSIFIED CONSUMER SERVICES (1.0%)
Adtalem Global Education, Inc.(a)	5,740	170,937
American Public Education, Inc.(a)	5,520	119,894
Career Education Corp.(a)	19,320	273,571
Graham Holdings Co., Class B	517	325,534
Regis Corp.(a)	14,530	299,318
Service Corp. International	15,080	685,839
Strategic Education, Inc.	1,989	244,707
WW International, Inc.(a)	4,100	142,967
		2,262,767
DIVERSIFIED TELECOMMUNICATION SERVICES (0.4%)
ATN International, Inc.	2,070	122,606
Cincinnati Bell, Inc.(a)	3,002	15,340
Cogent Communications Holdings, Inc.	2,520	147,773
Consolidated Communications Holdings, Inc.	3,800	15,200
Frontier Communications Corp.(a)	36,722	33,417
Iridium Communications, Inc.(a)	17,950	439,236
Vonage Holdings Corp.(a)	15,310	149,579
		923,151
ELECTRIC UTILITIES (0.8%)
ALLETE, Inc.	2,930	252,156
El Paso Electric Co.	2,290	152,766
Hawaiian Electric Industries, Inc.	6,130	276,769
IDACORP, Inc.	2,770	298,107
OGE Energy Corp.	10,600	456,436
PNM Resources, Inc.	4,790	249,799
		1,686,033
ELECTRICAL EQUIPMENT (0.8%)
Acuity Brands, Inc.	2,180	272,042
AZZ, Inc.	1,450	56,246
Encore Wire Corp.	2,810	157,922
EnerSys	2,130	142,412
Hubbell, Inc.	3,000	425,100
nVent Electric PLC	8,980	207,079
Powell Industries, Inc.	3,820	149,591
Regal Beloit Corp.	2,010	148,840
Vicor Corp.(a)	8,280	300,978
		1,860,210
ELECTRONIC EQUIPMENT, INSTRUMENTS & COMPONENTS (4.7%)
Anixter International, Inc.(a)	5,230	432,782
Arlo Technologies, Inc.(a)	3,841	13,098
Arrow Electronics, Inc.(a)	8,280	656,438
Avnet, Inc.	12,750	504,390
Badger Meter, Inc.	1,630	94,214
Bel Fuse, Inc., Class B	5,500	80,905
Belden CDT, Inc.	3,610	185,121
Benchmark Electronics, Inc.	11,530	390,867
Cognex Corp.	9,450	486,580
Coherent, Inc.(a)	1,324	197,170
CTS Corp.	6,650	177,422
Daktronics, Inc.	5,620	38,553
ePlus, Inc.(a)	550	42,972
Fabrinet(a)	2,030	114,147
FARO Technologies, Inc.(a)	850	40,528
II-VI, Inc.(a)	4,911	162,800
Insight Enterprises, Inc.(a)	7,020	430,888
Itron, Inc.(a)	1,860	141,844
Jabil Circuit, Inc.	16,760	617,103
KEMET Corp.	23,390	508,499

See notes to financial statements.

37

STEWARD FUNDS

SCHEDULE OF PORTFOLIO INVESTMENTS — October 31, 2019 (Unaudited)

STEWARD SMALL-MID CAP ENHANCED INDEX FUND

	Shares	Value
Knowles Corp.(a)	5,840	$126,027
Littelfuse, Inc.	1,415	248,432
Methode Electronics, Inc.	2,020	69,488
MTS Systems Corp.	980	55,350
National Instruments Corp.	6,575	272,139
OSI Systems, Inc.(a)	890	88,324
Plexus Corp.(a)	1,730	127,916
Rogers Corp.(a)	1,030	139,544
Sanmina Corp.(a)	12,320	378,594
ScanSource, Inc.(a)	8,810	284,563
SYNNEX Corp.	5,818	685,011
Tech Data Corp.(a)	5,520	670,680
Trimble Navigation Ltd.(a)	16,210	645,806
TTM Technologies, Inc.(a)	31,450	368,279
Vishay Intertechnology, Inc.	8,270	166,641
Zebra Technologies Corp., Class A(a)	3,607	857,997
		10,501,112
ENERGY EQUIPMENT & SERVICES (1.3%)
Apergy Corp.(a)	4,070	102,442
Archrock, Inc.	24,960	240,614
Core Laboratories N.V.	2,020	88,961
Diamond Offshore Drilling, Inc.(a)	15,120	79,985
DMC Global, Inc.	5,120	229,069
Dril-Quip, Inc.(a)	1,510	61,940
Era Group, Inc.(a)	2,320	22,434
Exterran Corp.(a)	6,315	80,011
Geospace Technologies Corp.(a)	570	8,316
Gulf Island Fabrication, Inc.(a)	2,270	11,895
Helix Energy Solutions Group, Inc.(a)	27,610	237,170
KLX Energy Services Holdings, Inc.(a)	11,262	89,420
Matrix Service Co.(a)	6,690	125,504
McDermott International, Inc.(a)	61,243	99,826
Nabors Industries Ltd.	16,025	29,646
Newpark Resources, Inc.(a)	19,220	115,320
NexTier Oilfield Solutions, Inc.(a)	19,928	86,088
Noble Corp. PLC(a)	20,650	25,400
Oceaneering International, Inc.(a)	14,100	199,656
Oil States International, Inc.(a)	7,990	114,017
Patterson-UTI Energy, Inc.	26,350	219,232
ProPetro Holding Corp.(a)	20,240	156,860
SEACOR Holdings, Inc.(a)	4,080	175,073
TETRA Technologies, Inc.(a)	4,190	7,123
Transocean Ltd.(a)	26,210	124,498
US Silica Holdings, Inc.	23,860	106,416
Valaris PLC	24,799	101,924
		2,938,840
ENTERTAINMENT (0.7%)
Cinemark Holdings, Inc.	6,410	234,606
Live Nation, Inc.(a)	10,342	729,111
Marcus Corp. (The)	6,550	236,455
World Wrestling Entertainment, Inc., Class A	5,390	302,056
		1,502,228
EQUITY REAL ESTATE INVESTMENT TRUSTS (7.6%)
Acadia Realty Trust	5,897	164,998
Agree Realty Corp.	6,380	502,553
Alexander & Baldwin, Inc.	8,953	210,485
American Assets Trust, Inc.	2,680	131,213
American Campus Communities, Inc.	12,030	601,259
Armada Hoffler Properties, Inc.	11,780	220,757
Brixmor Property Group, Inc.	15,730	346,375
Camden Property Trust	5,100	583,287
CareTrust REIT, Inc.	5,798	140,544
CBL & Associates Properties, Inc.	63,180	90,979
Cedar Shopping Centers, Inc.	8,720	29,125
Chatham Lodging Trust	2,040	36,822
Community Healthcare Trust, Inc.	3,230	156,397
Corecivic, Inc.	6,958	106,179
Coresite Realty Corp.	2,020	237,350
Corporate Office Properties Trust	5,850	173,394
Cousins Properties, Inc.	5,029	201,814
Cyrusone, Inc.	8,800	627,264
DiamondRock Hospitality Co.	15,560	155,289
Douglas Emmett, Inc.	9,010	390,313
Easterly Government Properties, Inc.	11,320	252,662
EastGroup Properties, Inc.	1,780	238,431
EPR Properties	4,130	321,273
First Industrial Realty Trust, Inc.	8,810	370,989
Four Corners Property Trust, Inc.	13,337	382,105
Franklin Street Properties Corp.	3,250	27,950
Geo Group, Inc. (The)	6,934	105,535
Getty Realty Corp.	2,470	82,844
Global Net Lease, Inc.	4,260	82,985
Healthcare Realty Trust, Inc.	7,960	276,769
Hersha Hospitality Trust	8,390	115,782
Highwoods Properties, Inc.	5,760	269,568
Independence Realty Trust, Inc.	530	8,162
Innovative Industrial Properties, Inc.	4,830	367,080
iStar, Inc.	17,550	228,325
JBG Smith Properties	6,400	257,664
Kilroy Realty Corp.	5,640	473,365
Kite Realty Group Trust	7,825	139,442

See notes to financial statements.

38

STEWARD FUNDS

SCHEDULE OF PORTFOLIO INVESTMENTS — October 31, 2019 (Unaudited)

STEWARD SMALL-MID CAP ENHANCED INDEX FUND

	Shares	Value
Lamar Advertising Co.	4,540	$363,245
Lexington Corporate Properties Trust	17,775	193,392
Liberty Property Trust	8,550	505,048
Life Storage, Inc.	3,200	348,544
LTC Properties, Inc.	2,620	135,847
Mack-Cali Realty Corp.	5,010	107,314
Medical Properties Trust, Inc.	32,210	667,713
National Retail Properties, Inc.	11,710	689,836
National Storage Affiliates	6,930	236,798
Office Properties Income Trust	2,917	92,994
Omega Healthcare Investors, Inc.	15,726	692,573
Park Hotels & Resorts, Inc.	4,364	101,463
Pebblebrook Hotel Trust	7,816	200,949
Pennsylvania Real Estate Investment Trust	3,840	21,197
Potlatch Corp.	4,092	173,787
PS Business Parks, Inc.	1,050	189,578
Rayonier, Inc.	7,010	189,130
Retail Opportunity Investments Corp.	8,900	166,119
RPT Realty	2,430	35,235
Sabra Health Care REIT, Inc.	16,989	417,929
Saul Centers, Inc.	610	32,659
Senior Housing Properties Trust	21,910	217,457
Service Properties Trust	8,860	224,158
Spirit Realty Capital, Inc.	2,440	121,610
Summit Hotel Properties, Inc.	13,150	161,219
Tanger Factory Outlet Centers	6,790	109,455
Taubman Centers, Inc.	3,520	125,946
Uniti Group, Inc.	10,184	70,473
Universal Health Realty Income Trust	480	57,230
Urban Edge Properties	5,590	118,005
Urstadt Biddle Properties, Inc., Class A	6,270	152,549
Washington Prime Group, Inc.	34,810	146,898
Washington Real Estate	3,790	117,566
Weingarten Realty Investors	7,820	248,129
Whitestone REIT	1,030	14,667
Xenia Hotels & Resorts, Inc.	9,180	193,239
		16,747,279
FOOD & STAPLES RETAILING (0.4%)
Andersons, Inc. (The)	11,265	207,501
Chefs’ Warehouse, Inc. (The)(a)	1,430	47,369
SpartanNash Co.	22,044	288,666
Sprouts Farmers Market, Inc.(a)	7,920	153,727
United Natural Foods, Inc.(a)	32,890	246,675
		943,938
FOOD PRODUCTS (1.5%)
B&G Foods, Inc.	4,120	64,066
Calavo Growers, Inc.	840	72,853
Cal-Maine Foods, Inc.	1,850	73,796
Darling Ingredients, Inc.(a)	10,220	197,246
Dean Foods Co.	61,450	60,221
Flowers Foods, Inc.	11,083	240,723
Hain Celestial Group Inc. (The)(a)	10,530	248,929
Ingredion, Inc.	3,540	279,660
J&J Snack Foods Corp.	910	173,592
John B. Sanfilippo & Son, Inc.	480	50,938
Lancaster Colony Corp.	1,470	204,595
Pilgrim’s Pride Corp.(a)	6,130	186,107
Post Holdings, Inc.(a)	5,035	518,101
Sanderson Farms, Inc.	2,120	328,197
Seneca Foods Corp., Class A(a)	8,880	314,174
Tootsie Roll Industries, Inc.	1,045	35,823
TreeHouse Foods, Inc.(a)	4,840	261,457
		3,310,478
GAS UTILITIES (0.9%)
National Fuel Gas Co.	6,500	294,515
New Jersey Resources Corp.	4,940	215,384
Northwest Natural Holding Co.	1,670	115,831
ONE Gas, Inc.	3,040	282,234
South Jersey Industries, Inc.	5,050	162,408
Southwest Gas Corp.	2,660	232,218
Spire, Inc.	2,930	246,296
UGI Corp.	11,460	546,298
		2,095,184
HEALTH CARE EQUIPMENT & SUPPLIES (4.0%)
AngioDynamics, Inc.(a)	13,300	203,490
Avanos Medical, Inc.(a)	7,680	338,227
Cantel Medical Corp.	1,957	142,646
Cardiovascular Systems, Inc.(a)	9,610	427,837
CONMED Corp.	5,450	599,609
CryoLife, Inc.(a)	4,810	107,985
Cutera, Inc.(a)	1,240	39,060
Globus Medical, Inc., Class A(a)	10,290	538,887
Haemonetics Corp.(a)	3,490	421,348
Heska Corp.(a)	2,010	162,850
Hill-Rom Holdings, Inc.	3,630	380,025
ICU Medical, Inc.(a)	1,014	163,873
Inogen, Inc.(a)	990	53,891

See notes to financial statements.

39

STEWARD FUNDS

SCHEDULE OF PORTFOLIO INVESTMENTS — October 31, 2019 (Unaudited)

STEWARD SMALL-MID CAP ENHANCED INDEX FUND

	Shares	Value
Integer Holdings Corp.(a)	3,610	$279,558
Integra LifeSciences Holdings Corp.(a)	6,540	379,712
Invacare Corp.	26,900	207,668
Lantheus Holdings, Inc.(a)	2,370	49,415
LeMaitre Vascular, Inc.	1,180	40,828
LivaNova PLC(a)	4,150	293,529
Masimo Corp.(a)	3,400	495,686
Meridian Bioscience, Inc.	6,500	63,635
Merit Medical Systems, Inc.(a)	4,855	100,280
Mesa Laboratories, Inc.	800	182,200
Natus Medical, Inc.(a)	2,130	71,738
Neogen Corp.(a)	5,879	382,488
NuVasive, Inc.(a)	2,880	203,155
OraSure Technologies, Inc.(a)	4,780	40,821
Orthofix Medical, Inc.(a)	1,230	51,697
Penumbra, Inc.(a)	3,600	561,492
STERIS PLC	5,790	819,690
Surmodics, Inc.(a)	2,650	125,902
Tactile Systems Technology, Inc.(a)	6,820	309,764
Varex Imaging Corp.(a)	2,520	75,625
West Pharmaceutical Services, Inc.	3,950	568,168
		8,882,779
HEALTH CARE PROVIDERS & SERVICES (2.5%)
Acadia Healthcare(a)	9,910	297,201
Addus HomeCare Corp.(a)	1,790	150,736
Amedisys, Inc.(a)	4,139	531,944
AMN Healthcare Services, Inc.(a)	4,370	256,781
BioTelemetry, Inc.(a)	3,100	122,016
Chemed Corp.	1,221	480,964
CorVel Corp.(a)	2,100	166,152
Covetrus, Inc.(a)	5,610	55,623
Cross Country Healthcare, Inc.(a)	30,730	332,191
Diplomat Pharmacy, Inc.(a)	16,130	87,747
Encompass Health Corp.	7,660	490,393
Ensign Group, Inc. (The)	5,770	243,783
HealthEquity, Inc.(a)	3,550	201,605
LHC Group, Inc.(a)	1,710	189,759
Magellan Health Services, Inc.(a)	6,800	441,320
Molina Healthcare, Inc.(a)	4,905	577,024
Owens & Minor, Inc.	24,315	163,640
Patterson Cos., Inc.	13,610	233,139
Pennant Group, Inc. (The)(a)	2,885	51,901
Providence Service Corp. (The)(a)	560	35,767
Select Medical Holdings Corp.(a)	9,990	182,018
Tivity Health, Inc.(a)	6,923	112,222
U.S. Physical Therapy, Inc.	800	113,176
		5,517,102
HEALTH CARE TECHNOLOGY (0.5%)
Allscripts Healthcare Solutions, Inc.(a)	9,606	105,090
Computer Programs & Systems, Inc.	890	20,532
HealthStream, Inc.(a)	1,710	47,982
HMS Holdings Corp.(a)	9,320	304,671
NextGen Healthcare, Inc.(a)	8,360	141,326
Omnicell, Inc.(a)	4,220	297,046
Tabula Rasa HealthCare, Inc.(a)	5,550	282,717
		1,199,364
HOTELS, RESTAURANTS & LEISURE (2.2%)
Biglari Holdings, Inc., Class A(a)	1	289
Cracker Barrel Old Country Store, Inc.	1,570	244,135
DineEquity, Inc.	2,200	160,930
Domino’s Pizza, Inc.	2,945	799,921
Dunkin’ Brands Group, Inc.	5,390	423,762
El Pollo Loco Holdings, Inc.(a)	11,850	137,697
Fiesta Restaurant Group, Inc.(a)	1,980	17,018
Jack in the Box, Inc.	1,750	147,035
Marriott Vacations Worldwide Corp.	3,816	419,493
Papa John’s International, Inc.	1,490	87,240
Shake Shack, Inc., Class A(a)	8,080	664,822
Six Flags Entertainment Corp.	4,310	181,839
Wendy’s Co. (The)	21,230	449,651
Wingstop, Inc.	5,590	466,374
Wyndham Hotels & Resorts, Inc.	8,260	445,792
Wyndham Worldwide Corp.	6,630	307,698
		4,953,696
HOUSEHOLD DURABLES (3.6%)
Cavco Industries, Inc.(a)	1,490	285,559
Century Communities, Inc.(a)	17,320	522,544
Ethan Allen Interiors, Inc.	6,560	129,298
Helen of Troy Ltd.(a)	2,620	392,371
Installed Building Products, Inc.(a)	1,350	88,047
iRobot Corp.(a)	4,540	218,192
KB Home	21,960	783,752
La-Z-Boy, Inc.	2,770	98,363
LGI Homes, Inc.(a)	3,470	272,326
M.D.C Holdings, Inc.	11,072	428,597
M/I Homes, Inc.(a)	18,080	798,774

See notes to financial statements.

40

STEWARD FUNDS

SCHEDULE OF PORTFOLIO INVESTMENTS — October 31, 2019 (Unaudited)

STEWARD SMALL-MID CAP ENHANCED INDEX FUND

	Shares	Value
Meritage Homes Corp.(a)	10,310	$743,248
NVR, Inc.(a)	188	683,679
Tempur-Pedic International, Inc.(a)	2,580	234,651
Toll Brothers, Inc.	14,740	586,210
TopBuild Corp.(a)	3,800	394,934
TRI Pointe Group, Inc.(a)	30,960	487,310
Tupperware Brands Corp.	3,250	31,298
Universal Electronics, Inc.(a)	920	47,950
William Lyon Homes, Class A(a)	33,950	656,933
		7,884,036
HOUSEHOLD PRODUCTS (0.3%)
Central Garden & Pet Co.(a)	770	23,115
Central Garden & Pet Co., Class A(a)	4,730	133,764
Energizer Holdings, Inc.	3,630	154,239
WD-40 Co.	1,952	365,805
		676,923
INDUSTRIAL CONGLOMERATES (0.3%)
Carlisle Cos., Inc.	3,090	470,514
Raven Industries, Inc.	4,580	159,751
		630,265
INSURANCE (4.4%)
Alleghany Corp.(a)	1,047	814,870
Ambac Financial Group, Inc.(a)	13,530	277,365
American Equity Investment Life Holding Co.	5,750	141,910
American Financial Group, Inc.	3,470	361,019
AMERISAFE, Inc.	1,150	73,059
Brighthouse Financial, Inc.(a)	12,850	485,216
Brown & Brown, Inc.	16,380	617,198
CNO Financial Group, Inc.	21,380	334,597
eHealth, Inc.(a)	3,840	265,114
Employers Holdings, Inc.	1,950	82,563
First American Financial Corp.	8,840	546,135
Genworth Financial, Inc., Class A(a)	34,100	145,948
Hanover Insurance Group, Inc. (The)	2,070	272,640
HCI Group, Inc.	4,060	170,723
Horace Mann Educators Corp.	4,250	185,130
James River Group Holdings Ltd.	1,860	66,607
Kemper Corp.	3,292	236,629
Mercury General Corp.	1,610	77,377
Old Republic International Corp.	23,700	529,458
Primerica, Inc.	4,680	590,522
ProAssurance Corp.	3,240	127,073
Reinsurance Group of America, Inc.	4,810	781,481
RenaissanceRe Holdings Ltd.	2,410	451,104
RLI Corp.	4,760	463,243
Safety Insurance Group, Inc.	600	58,320
Selective Insurance Group, Inc.	3,370	232,934
Stewart Information Services Corp.	4,900	200,508
Third Point Reinsurance Ltd.(a)	18,420	174,806
United Fire Group, Inc.	5,240	238,525
United Insurance Holdings Corp.	2,090	25,623
Universal Insurance Holdings, Inc.	6,320	171,335
W.R. Berkley Corp.	8,295	579,820
		9,778,852
INTERACTIVE MEDIA & SERVICES (0.3%)
Care.com, Inc.(a)	14,990	175,083
QuinStreet, Inc.(a)	10,720	137,538
Yelp, Inc.(a)	7,950	274,354
		586,975
INTERNET & DIRECT MARKETING RETAIL (0.4%)
Etsy, Inc.(a)	6,190	275,393
GrubHub, Inc.(a)	4,560	155,314
Liquidity Services, Inc.(a)	26,310	170,752
PetMed Express, Inc.	1,410	33,015
Shutterstock, Inc.(a)	1,230	49,913
Stamps.com, Inc.(a)	2,060	173,926
		858,313
IT SERVICES (2.4%)
CACI International, Inc., Class A(a)	1,927	431,166
Cardtronics PLC, Class A(a)	7,450	255,237
CoreLogic, Inc.(a)	5,250	212,572
CSG Systems International, Inc.	1,980	114,127
EVERTEC, Inc.	3,390	103,700
ExlService Holdings, Inc.(a)	2,170	151,097
KBR, Inc.	8,960	252,314
LiveRamp Holdings, Inc.(a)	8,080	315,847
ManTech International Corp., Class A	1,670	132,231
MAXIMUS, Inc.	6,330	485,764
NIC, Inc.	4,870	114,542
Perficient, Inc.(a)	14,160	555,072
Perspecta, Inc.	11,370	301,760
Sabre Corp.	21,640	508,107
Science Applications International Corp.	2,784	230,014
Sykes Enterprises, Inc.(a)	5,800	179,191
TTEC Holdings, Inc.	950	45,002
Unisys Corp.(a)	27,550	282,663

See notes to financial statements.

41

STEWARD FUNDS

SCHEDULE OF PORTFOLIO INVESTMENTS — October 31, 2019 (Unaudited)

STEWARD SMALL-MID CAP ENHANCED INDEX FUND

	Shares	Value
Virtusa Corp.(a)	4,790	$178,571
WEX, Inc.(a)	2,992	566,027
		5,415,004
LEISURE PRODUCTS (0.5%)
Brunswick Corp.	4,860	283,046
Callaway Golf Co.	5,740	116,063
Mattel, Inc.(a)	12,450	148,653
Polaris, Inc.	3,190	314,694
Sturm Ruger & Co., Inc.	980	44,845
Vista Outdoor, Inc.(a)	29,160	195,372
		1,102,673
LIFE SCIENCES TOOLS & SERVICES (1.5%)
Bio-Rad Laboratories, Inc., Class A(a)	1,585	525,618
Bio-Techne Corp.	2,124	442,153
Cambrex Corp.(a)	1,960	117,071
Luminex Corp.	13,350	273,608
Medpace Holdings, Inc.(a)	7,230	532,345
NeoGenomics, Inc.(a)	27,590	632,639
PRA Health Sciences, Inc.(a)	5,750	561,832
Syneos Health, Inc.(a)	3,440	172,516
		3,257,782
MACHINERY (4.5%)
Actuant Corp., Class A	3,220	79,759
AGCO Corp.	6,080	466,275
Alamo Group, Inc.	460	49,248
Albany International Corp., Class A	3,050	256,139
Astec Industries, Inc.	3,870	135,798
Barnes Group, Inc.	2,740	160,153
Briggs & Stratton Corp.	16,520	121,752
Chart Industries, Inc.(a)	1,680	98,498
CIRCOR International, Inc.(a)	4,860	186,089
Colfax Corp.(a)	12,410	416,976
Crane Co.	2,460	188,239
Donaldson Co., Inc.	7,140	376,564
EnPro Industries, Inc.	860	59,813
ESCO Technologies, Inc.	3,070	259,384
Federal Signal Corp.	3,170	102,835
Franklin Electric Co., Inc.	6,030	324,715
Graco, Inc.	9,530	430,756
Greenbrier Cos., Inc. (The)	5,730	167,832
Harsco Corp.(a)	12,610	255,605
Hillenbrand, Inc.	3,420	105,302
ITT, Inc.	8,180	486,301
John Bean Technologies Corp.	1,755	180,361
Kennametal, Inc.	7,740	239,553
Lincoln Electric Holdings, Inc.	2,970	266,023
Lindsay Corp.	500	47,205
Lydall, Inc.(a)	12,930	253,040
Mueller Industries, Inc.	6,100	187,697
Nordson Corp.	2,790	437,500
Oshkosh Truck Corp.	5,220	445,684
Proto Labs, Inc.(a)	2,900	281,213
SPX Corp.(a)	9,770	444,926
SPX FLOW, Inc.(a)	4,690	212,363
Standex International Corp.	440	33,343
Tennant Co.	790	61,170
Terex Corp.	6,970	192,024
Timken Co. (The)	5,690	278,810
Titan International, Inc.	38,180	101,941
Toro Co. (The)	5,970	460,466
Trinity Industries, Inc.	18,050	357,029
Wabash National Corp.	16,450	234,577
Watts Water Technologies, Inc., Class A	1,250	116,563
Woodward, Inc.	4,150	442,639
		10,002,160
MARINE (0.3%)
Kirby Corp.(a)	2,890	228,773
Matson, Inc.	8,640	329,875
		558,648
MEDIA (0.9%)
Cable One, Inc.	304	402,912
EW Scripps Co. (The), Class A	12,080	162,295
Gannett Co., Inc.	30,630	332,336
John Wiley & Sons, Inc., Class A	2,750	126,693
Meredith Corp.	2,220	83,694
New Media Investment Group, Inc.	18,320	161,399
New York Times Co. (The), Class A	15,250	471,225
Scholastic Corp.	2,070	79,695
TechTarget(a)	1,140	27,816
TEGNA, Inc.	14,110	212,073
		2,060,138
METALS & MINING (2.1%)
AK Steel Holding Corp.(a)	33,160	78,258
Allegheny Technologies, Inc.(a)	19,280	405,073
Carpenter Technology Corp.	5,470	268,139
Century Aluminum Co.(a)	33,720	196,588
Commercial Metals Co.	17,330	334,989
Compass Minerals International, Inc.	1,660	93,757
Haynes International, Inc.	690	23,777
Kaiser Aluminum Corp.	3,420	366,214

See notes to financial statements.

42

STEWARD FUNDS

SCHEDULE OF PORTFOLIO INVESTMENTS — October 31, 2019 (Unaudited)

STEWARD SMALL-MID CAP ENHANCED INDEX FUND

	Shares	Value
Materion Corp.	1,030	$58,545
Olympic Steel, Inc.	21,180	317,276
Reliance Steel & Aluminum Co.	6,540	758,902
Royal Gold, Inc.	3,370	389,033
Steel Dynamics, Inc.	15,930	483,635
SunCoke Energy, Inc.(a)	33,780	178,696
TimkenSteel Corp.(a)	29,925	168,178
United States Steel Corp.	27,140	312,381
Worthington Industries, Inc.	4,380	161,228
		4,594,669
MORTGAGE REAL ESTATE INVESTMENT TRUSTS (0.6%)
Apollo Commercial Real Estate Finance, Inc.	13,230	242,109
Armour Residential REIT, Inc.	3,570	59,726
Capstead Mortgage Corp.	12,450	96,239
Granite Point Mortgage Trust, Inc.	2,090	38,874
Invesco Mortgage Capital, Inc.	13,180	207,453
New York Mortgage Trust, Inc.	22,560	141,226
Pennymac Mortgage Investment Trust	9,690	221,804
Redwood Trust, Inc.	16,230	265,198
		1,272,629
MULTILINE RETAIL (0.4%)
Big Lots, Inc.	8,870	192,213
Dillard’s, Inc., Class A	6,130	422,848
J.C. Penney Co., Inc.(a)	157,380	157,380
Ollie’s Bargain Outlet Holdings, Inc.(a)	2,980	190,362
		962,803
MULTI-UTILITIES (0.5%)
Avista Corp.	3,820	183,475
Black Hills Corp.	5,230	412,281
MDU Resources Group, Inc.	11,290	326,168
NorthWestern Corp.	3,010	218,285
		1,140,209
OIL, GAS & CONSUMABLE FUELS (2.4%)
Bonanza Creek Energy, Inc.(a)	1,110	19,780
Callon Petroleum Co.(a)	41,840	158,992
Carrizo Oil & Gas, Inc.(a)	16,810	123,722
Chesapeake Energy Corp.(a)	70,440	94,390
CNX Resources Corp.(a)	36,560	308,201
CONSOL Energy, Inc.(a)	1,637	21,658
Denbury Resources, Inc.(a)	165,270	164,956
EQT Corp.	20,620	221,459
Equitrans Midstream Corp.	22,400	311,808
Green Plains Renewable Energy, Inc.	23,090	284,700
Gulfport Energy Corp.(a)	27,570	76,782
HighPoint Resources Corp.(a)	106,540	112,932
Laredo Petroleum, Inc.(a)	39,830	93,999
Matador Resources Co.(a)	6,450	89,720
Murphy Oil Corp.	18,190	375,260
Oasis Petroleum, Inc.(a)	32,030	83,598
Par Pacific Holdings, Inc.(a)	14,690	332,728
PBF Energy, Inc., Class A	6,880	222,086
PDC Energy, Inc.(a)	3,160	63,042
Penn Virginia Corp.(a)	5,720	136,136
QEP Resources, Inc.	46,370	154,412
Range Resources Corp.	26,220	105,667
Renewable Energy Group, Inc.(a)	20,710	338,401
REX American Resources Corp.(a)	2,110	170,741
Ring Energy, Inc.(a)	12,630	20,966
SM Energy Co.	15,090	118,306
Southwestern Energy Co.(a)	30,940	63,427
SRC Energy, Inc.(a)	34,460	107,515
Unit Corp.(a)	4,250	8,670
Whiting Petroleum Corporation(a)	4,650	29,481
World Fuel Services Corp.	15,460	645,764
WPX Energy, Inc.(a)	22,140	220,957
		5,280,256
PAPER & FOREST PRODUCTS (1.0%)
Boise Cascade Co.	13,700	490,049
Clearwater Paper Corp.(a)	14,390	266,791
Domtar Corp.	7,870	286,389
Louisiana-Pacific Corp.	8,600	251,378
Mercer International, Inc.	20,370	248,514
Neenah Paper, Inc.	730	47,085
P.H. Glatfelter Co.	29,000	522,000
		2,112,206
PERSONAL PRODUCTS (0.8%)
Avon Products, Inc.(a)	190,960	819,219
Edgewell Personal Care Co.(a)	3,310	115,850
Inter Parfums, Inc.	4,130	319,786
Medifast, Inc.	2,980	330,601
Nu Skin Enterprises, Inc., Class A	3,030	135,077
USANA Health Sciences, Inc.(a)	430	31,867
		1,752,400
PHARMACEUTICALS (0.9%)
Akorn, Inc.(a)	11,600	57,884
Amphastar Pharmaceuticals, Inc.(a)	6,830	131,922
ANI Pharmaceuticals, Inc.(a)	430	33,587
Assertio Therapeutics, Inc.(a)	27,700	21,886
Catalent, Inc.(a)	8,360	406,714

See notes to financial statements.

43

STEWARD FUNDS

SCHEDULE OF PORTFOLIO INVESTMENTS — October 31, 2019 (Unaudited)

STEWARD SMALL-MID CAP ENHANCED INDEX FUND

	Shares	Value
Corcept Therapeutics, Inc.(a)	15,910	$232,127
ENDO International PLC(a)	28,050	128,750
Innoviva, Inc.(a)	19,410	225,544
Lannett Co., Inc.(a)	21,070	250,522
Phibro Animal Health Corp., Class A	1,400	33,544
Prestige Consumer Healthcare, Inc.(a)	3,480	123,401
Supernus Pharmaceuticals, Inc.(a)	10,460	290,683
		1,936,564
PROFESSIONAL SERVICES (1.3%)
ASGN, Inc.(a)	5,490	349,109
Exponent, Inc.	5,240	332,897
Forrester Research, Inc.	2,410	83,097
FTI Consulting, Inc.(a)	2,120	230,804
Heidrick & Struggles International, Inc.	1,230	35,006
Insperity, Inc.	3,450	364,424
Kelly Services, Inc., Class A	18,660	448,027
Korn Ferry	3,660	134,285
Manpower, Inc.	6,720	610,982
Resources Connection, Inc.	3,150	46,148
TrueBlue, Inc.(a)	9,770	223,733
		2,858,512
REAL ESTATE MANAGEMENT & DEVELOPMENT (0.4%)
Jones Lang LaSalle, Inc.	3,468	508,131
Marcus & Millichap, Inc.(a)	4,600	164,312
RE/MAX Holdings, Inc., Class A	1,160	38,802
Realogy Holdings Corp.	25,300	199,364
		910,609
ROAD & RAIL (1.4%)
ArcBest Corp.	8,220	237,476
Avis Budget Group, Inc.(a)	10,400	308,984
Genesee & Wyoming, Inc., Class A(a)	3,040	337,531
Heartland Express, Inc.	2,973	62,136
Knight-Swift Transportation Holdings, Inc.	12,460	454,291
Landstar System, Inc.	2,120	239,878
Marten Transport Ltd.	2,936	63,594
Old Dominion Freight Line, Inc.	3,590	653,667
Ryder System, Inc.	9,230	448,855
Saia, Inc.(a)	1,350	120,420
Werner Enterprises, Inc.	4,420	161,330
		3,088,162
SEMICONDUCTORS & SEMICONDUCTOR EQUIPMENT (3.5%)
Advanced Energy Industries, Inc.(a)	1,970	116,427
Axcelis Technologies, Inc.(a)	2,280	43,708
Brooks Automation, Inc.	8,150	346,131
Cabot Microelectronics Corp.	3,140	474,517
CEVA, Inc.(a)	1,520	41,374
Cirrus Logic, Inc.(a)	3,510	238,540
Cohu, Inc.	2,960	49,195
Cree, Inc.(a)	5,670	270,629
Cypress Semiconductor Corp.	27,940	650,164
Diodes, Inc.(a)	2,080	97,032
DSP Group, Inc.(a)	1,120	16,699
First Solar, Inc.(a)	4,110	212,857
FormFactor, Inc.(a)	4,750	103,693
Ichor Holdings Ltd.(a)	8,840	257,332
Kulicke & Soffa Industries, Inc.	4,140	98,304
MaxLinear, Inc.(a)	3,840	72,806
MKS Instruments, Inc.	2,760	298,687
Monolithic Power Systems, Inc.	2,170	325,326
Onto Innovation, Inc.(a)	13,789	444,007
PDF Solutions, Inc.(a)	1,270	20,523
Photronics, Inc.(a)	19,770	233,286
Power Integrations, Inc.	1,440	131,198
Rambus, Inc.(a)	9,760	135,127
Semtech Corp.(a)	7,820	394,597
Silicon Laboratories, Inc.(a)	3,140	333,594
SMART Global Holdings, Inc.(a)	700	20,790
SolarEdge Technologies, Inc.(a)	2,470	209,851
Synaptics, Inc.(a)	1,900	80,009
Teradyne, Inc.	9,770	598,120
Ultra Clean Holdings, Inc.(a)	46,170	986,653
Universal Display Corp.	2,260	452,407
Veeco Instruments, Inc.(a)	3,669	50,045
Xperi Corp.	2,950	59,900
		7,863,528
SOFTWARE (2.6%)
8x8, Inc.(a)	10,860	209,815
ACI Worldwide, Inc.(a)	9,060	284,393
Agilysys, Inc.(a)	6,570	165,498
Alarm.com Holdings, Inc.(a)	2,040	100,776
Blackbaud, Inc.	2,650	222,468
Bottomline Technologies DE, Inc.(a)	7,330	300,163
CDK Global, Inc.	7,110	359,339
CommVault Systems, Inc.(a)	5,450	270,702
Ebix, Inc.	1,380	58,829
Fair Isaac Corp.(a)	2,318	704,765
J2 Global, Inc.	4,580	434,917
LivePerson, Inc.(a)	3,270	134,234
LogMeIn, Inc.	2,660	174,709
Manhattan Associates, Inc.(a)	3,770	282,561

See notes to financial statements.

44

STEWARD FUNDS

SCHEDULE OF PORTFOLIO INVESTMENTS — October 31, 2019 (Unaudited)

STEWARD SMALL-MID CAP ENHANCED INDEX FUND

	Shares	Value
MicroStrategy, Inc., Class A(a)	509	$78,004
OneSpan, Inc.(a)	1,650	30,872
Progress Software Corp.	2,800	111,664
PTC, Inc.(a)	7,310	489,112
Qualys, Inc.(a)	1,870	159,567
SPS Commerce, Inc.(a)	7,540	397,886
Teradata Corp.(a)	6,920	207,116
TiVo Corp.	13,973	113,740
Tyler Technologies, Inc.(a)	2,133	572,753
		5,863,883
SPECIALTY RETAIL (5.6%)
Aaron’s, Inc.	3,950	295,973
Abercrombie & Fitch Co., Class A	14,940	241,879
American Eagle Outfitters, Inc.	10,920	167,950
Asbury Automotive Group, Inc.(a)	1,190	122,725
AutoNation, Inc.(a)	12,590	640,201
Barnes & Noble Education, Inc.(a)	27,800	114,258
Bed Bath & Beyond, Inc.	40,350	552,795
Boot Barn Holdings, Inc.(a)	1,330	46,617
Buckle, Inc. (The)	2,025	42,363
Caleres, Inc.	8,635	185,825
Cato Corp., Class A (The)	17,760	310,622
Chico’s FAS, Inc.	59,790	205,678
Children’s Place Retail Stores, Inc. (The)	2,650	217,061
Conn’s, Inc.(a)	10,610	256,656
Designer Brands, Inc., Class A	4,420	72,930
Dick’s Sporting Goods, Inc.	9,780	380,735
Express, Inc.(a)	63,960	205,951
Five Below, Inc.(a)	3,130	391,594
Foot Locker, Inc.	5,230	227,557
GameStop Corp., Class A	13,810	75,126
Genesco, Inc.(a)	8,100	314,685
Group 1 Automotive, Inc.	8,070	802,481
Guess?, Inc.	16,740	280,395
Haverty Furniture Cos., Inc.	8,640	156,730
Hibbett Sports, Inc.(a)	25,960	619,406
Lithia Motors, Inc., Class A	4,780	752,754
Lumber Liquidators Holdings, Inc.(a)	19,890	183,585
MarineMax, Inc.(a)	12,800	197,760
Michaels Cos., Inc. (The)(a)	6,250	54,563
Monro Muffler Brake, Inc.	3,525	247,138
Office Depot, Inc.	156,666	322,732
Rent-A-Center, Inc.	13,640	352,867
RH(a)	910	165,347
Sally Beauty Holdings, Inc.(a)	7,800	120,900
Shoe Carnival, Inc.	7,710	255,895
Signet Jewelers Ltd.	5,450	87,418
Sleep Number Corp.(a)	7,360	354,163
Sonic Automotive, Inc., Class A	28,830	929,191
Tailored Brands, Inc.	22,320	103,565
Tile Shop Holdings, Inc.	3,740	6,283
Urban Outfitters, Inc.(a)	12,120	347,844
Vitamin Shoppe, Inc.(a)	43,940	283,852
Williams-Sonoma, Inc.	4,560	304,562
Zumiez, Inc.(a)	10,480	334,417
		12,333,029
TECHNOLOGY HARDWARE, STORAGE & PERIPHERALS (0.2%)
3D Systems Corp.(a)	19,660	186,574
Diebold, Inc.(a)	4,830	33,810
NCR Corp.(a)	7,520	219,659
		440,043
TEXTILES, APPAREL & LUXURY GOODS (1.1%)
Carter’s, Inc.	2,520	252,605
Crocs, Inc.(a)	9,170	320,858
Deckers Outdoor Corp.(a)	3,210	490,809
Fossil Group, Inc.(a)	7,970	86,714
G-III Apparel Group Ltd.(a)	5,200	130,572
Kontoor Brands, Inc.	4,940	187,720
Movado Group, Inc.	1,320	34,386
Oxford Industries, Inc.	840	57,842
Skechers U.S.A., Inc., Class A(a)	8,070	301,576
Steven Madden Ltd.	5,225	215,166
Unifi, Inc.(a)	5,370	146,601
Vera Bradley, Inc.(a)	10,800	116,208
Wolverine World Wide, Inc.	5,950	176,596
		2,517,653
THRIFTS & MORTGAGE FINANCE (0.8%)
Axos Financial, Inc.(a)	3,480	101,094
Dime Community Bancshares, Inc.	1,490	28,742
Flagstar Bancorp, Inc.	1,300	47,242
HomeStreet, Inc.(a)	2,140	64,221
LendingTree, Inc.(a)	992	356,971
Meta Financial Group, Inc.	2,350	74,401
New York Community Bancorp, Inc.	38,440	447,826
NMI Holdings, Inc., Class A(a)	4,000	117,000
Northfield Bancorp, Inc.	4,980	84,710
Northwest Bancshares, Inc.	3,450	58,202
Oritani Financial Corp.	2,820	52,621
Provident Financial Services, Inc.	3,730	93,063
TrustCo Bank Corp. NY	3,990	34,474

See notes to financial statements.

45

STEWARD FUNDS

SCHEDULE OF PORTFOLIO INVESTMENTS — October 31, 2019 (Unaudited)

STEWARD SMALL-MID CAP ENHANCED INDEX FUND

	Shares	Value
Walker & Dunlop, Inc.	1,500	$94,485
Washington Federal, Inc.	6,110	222,771
		1,877,823
TRADING COMPANIES & DISTRIBUTORS (0.9%)
Applied Industrial Technologies, Inc.	1,980	118,483
DXP Enterprises, Inc.(a)	7,370	254,412
GATX Corp.	1,950	155,123
GMS, Inc.(a)	20,540	615,378
Kaman Corp.	1,690	99,152
MSC Industrial Direct Co., Inc., Class A	2,290	167,651
NOW, Inc.(a)	7,070	74,518
Veritiv Corp.(a)	10,570	144,175
Watsco, Inc.	1,830	322,629
		1,951,521
WATER UTILITIES (0.4%)
American States Water Co.	2,020	192,163
Aqua America, Inc.	9,792	443,871
California Water Service Group	2,820	157,835
		793,869
WIRELESS TELECOMMUNICATION SERVICES (0.2%)
Spok Holdings, Inc.	2,630	31,297
Telephone & Data Systems, Inc.	12,290	320,646
		351,943
TOTAL COMMON STOCKS (COST $202,809,813)		220,326,564
MONEY MARKET FUND (0.8%)
Northern Institutional Treasury Portfolio (Premier Class), 1.72%(b)	1,668,197	1,668,197
TOTAL MONEY MARKET FUND (COST $1,668,197)		1,668,197

RIGHT (0.0%)

CHEMICALS (0.0%)
Schulman, Inc. CVR(a)(c)	3,980	—
TOTAL RIGHT (COST $—)		—
TOTAL INVESTMENTS (COST $204,478,010) 100.1%		221,994,761
LIABILITIES IN EXCESS OF OTHER ASSETS (0.1)%		(128,024)
NET ASSETS 100.0%		$221,866,737

Amounts designated as “—” are $0 or have been rounded to $0.

(a)	Represents non-income producing security.
(b)	7-day current yield as of October 31, 2019 is disclosed.
(c)	Security is a Level 3 investment.

CVR — Contigency Valued Right

PLC — Public Limited Company

REIT — Real Estate Investment Trust

See notes to financial statements.

46

STEWARD FUNDS
SCHEDULE OF PORTFOLIO INVESTMENTS — October 31, 2019 (Unaudited)

STEWARD SELECT BOND FUND

The table below sets forth the diversification of the Steward Select Bond Fund investments by Industry.

Industry Diversification	Percent*
U.S. Government Agencies	12.5%
U.S. Treasury Obligations	10.7
Banks	8.1
U.S. Government Agency Mortgage-Backed Obligations	6.7
Semiconductors & Semiconductor Equipment	5.0
Biotechnology	4.9
Oil, Gas & Consumable Fuels	4.7
Aerospace & Defense	4.1
Food Products	3.9
Capital Markets	2.9
Money Market Fund	2.7
Consumer Finance	2.6
Specialty Retail	2.6
Beverages	2.2
IT Services	2.2
Municipal Bonds	2.1
Software	2.0
Insurance	1.6
Commercial Services & Supplies	1.5
Air Freight & Logistics	1.3
Industrial Conglomerates	1.3
Road & Rail	1.3
Health Care Providers & Services	1.3
Chemicals	1.3
Diversified Telecommunication Services	1.3
Technology Hardware, Storage & Peripherals	1.3
Hotels, Restaurants & Leisure	1.0
Electric Utilities	0.9
Machinery	0.8
Communications Equipment	0.8
Multiline Retail	0.7
Electronic Equipment, Instruments & Components	0.7
Food & Staples Retailing	0.6
Household Durables	0.6
Pharmaceuticals	0.5
Internet & Direct Marketing Retail	0.3
Thrifts & Mortgage Finance	0.2
Equity Real Estate Investment Trusts	0.2
Total Investments	99.4%

*       Percentages indicated are based on net assets as of October 31, 2019.

See notes to financial statements.

47

STEWARD FUNDS
SCHEDULE OF PORTFOLIO INVESTMENTS — October 31, 2019 (Unaudited)

STEWARD SELECT BOND FUND

	Principal
	Amount	Value
CORPORATE BONDS (63.3%)

AEROSPACE & DEFENSE (4.1%)
Arconic, Inc., 5.87%, 2/23/22	$2,000,000	$2,138,620
General Dynamics Corp., 3.75%, 5/15/28, (Callable 2/15/28 @ 100)	1,000,000	1,117,457
United Technologies Corp., 3.10%, 6/1/22	1,000,000	1,030,349
United Technologies Corp., 4.13%, 11/16/28, (Callable 8/16/28 @ 100)	2,000,000	2,269,464
		6,555,890
AIR FREIGHT & LOGISTICS (1.3%)
FedEx Corp., 4.00%, 1/15/24	2,000,000	2,137,101

BANKS (7.9%)
Bank of America Corp., 5.62%, 7/1/20	1,500,000	1,536,334
Citigroup, Inc., 6.62%, 6/15/32	1,000,000	1,329,463
HSBC Bank USA, NA, 4.88%, 8/24/20	2,000,000	2,046,024
JPMorgan Chase & Co., 4.95%, 3/25/20	2,000,000	2,023,133
KeyCorp, 5.10%, 3/24/21	2,000,000	2,082,135
Manufacturers & Traders Trust Co., 2.78% (US0003M + 64 bps), 12/1/21, (Callable 12/6/19 @ 100)(a)	1,150,000	1,150,000
US Bank NA/Cincinnati OH, 2.80%, 1/27/25, (Callable 12/27/24 @ 100)	2,500,000	2,593,340
		12,760,429
BEVERAGES (2.2%)
PepsiCo, Inc., 3.00%, 8/25/21	3,435,000	3,512,076

BIOTECHNOLOGY (4.9%)
AbbVie, Inc., 4.50%, 5/14/35, (Callable 11/14/34 @ 100)	1,500,000	1,627,781
Amgen, Inc., 3.88%, 11/15/21, (Callable 8/15/21 @ 100)	4,000,000	4,136,103
Celgene Corp., 3.87%, 8/15/25, (Callable 5/15/25 @ 100)	1,000,000	1,082,103
Gilead Sciences, Inc., 4.40%, 12/1/21, (Callable 9/1/21 @ 100)	1,000,000	1,044,715
		7,890,702
CAPITAL MARKETS (2.9%)
Charles Schwab Corp. (The), 4.45%, 7/22/20	1,250,000	1,272,780
Goldman Sachs Group, Inc. (The), 5.95%, 1/15/27	1,500,000	1,788,648
Morgan Stanley, 5.75%, 1/25/21	1,500,000	1,567,679
		4,629,107
CHEMICALS (1.3%)
Ecolab, Inc., 4.35%, 12/8/21	2,000,000	2,101,806

COMMERCIAL SERVICES & SUPPLIES (1.3%)
Waste Management, Inc., 3.45%, 6/15/29, (Callable 3/15/29 @ 100)	2,000,000	2,165,740

COMMUNICATIONS EQUIPMENT (0.8%)
Cisco Systems, Inc., 4.45%, 1/15/20	500,000	502,605
Tyco Electronics Group SA, 4.88%, 1/15/21	750,000	775,649
		1,278,254
CONSUMER FINANCE (2.6%)
American Express Co., 3.40%, 2/22/24, (Callable 1/22/24 @ 100)	1,000,000	1,049,147
American Express Credit Corp., 3.30%, 5/3/27, (Callable 4/3/27 @ 100)	1,000,000	1,075,085
Capital One Financial Corp., 4.75%, 7/15/21	2,000,000	2,089,090
		4,213,322
DIVERSIFIED TELECOMMUNICATION SERVICES (1.3%)
Verizon Communications, Inc., 4.60%, 4/1/21	2,000,000	2,075,467

ELECTRIC UTILITIES (0.9%)
Entergy Gulf States Louisiana LLC, 3.95%, 10/1/20, (Callable 7/1/20 @ 100)	1,500,000	1,517,577

ELECTRONIC EQUIPMENT, INSTRUMENTS & COMPONENTS (0.7%)
Corning, Inc., 3.70%, 11/15/23, (Callable 8/15/23 @ 100)	1,000,000	1,047,303

FOOD & STAPLES RETAILING (0.6%)
Walmart, Inc., 4.25%, 4/15/21	1,000,000	1,036,213

FOOD PRODUCTS (3.9%)
General Mills, Inc., 4.20%, 4/17/28, (Callable 1/17/28 @ 100)	2,000,000	2,244,746
J.M. Smucker Co. (The), 3.50%, 10/15/21	500,000	515,293
Kraft Heinz Foods Co., 5.37%, 2/10/20	1,500,000	1,511,965
Tyson Foods, Inc., 4.50%, 6/15/22, (Callable 3/15/22 @ 100)	2,000,000	2,117,865
		6,389,869
HEALTH CARE PROVIDERS & SERVICES (1.3%)
CVS Health Corp., 4.00%, 12/5/23, (Callable 9/5/23 @ 100)	1,000,000	1,060,253
Express Scripts Holding Co., 4.50%, 2/25/26, (Callable 11/27/25 @ 100)	1,000,000	1,088,674
		2,148,927
HOTELS, RESTAURANTS & LEISURE (1.0%)
McDonald’s Corp., 3.70%, 1/30/26, (Callable 10/30/25 @ 100)	1,500,000	1,619,587

HOUSEHOLD DURABLES (0.6%)
Newell Brands, Inc., 4.00%, 6/15/22, (Callable 3/15/22 @ 100)	1,000,000	1,027,766

See notes to financial statements.

48

STEWARD FUNDS
SCHEDULE OF PORTFOLIO INVESTMENTS — October 31, 2019 (Unaudited)

STEWARD SELECT BOND FUND

	Principal
	Amount	Value
INDUSTRIAL CONGLOMERATES (1.3%)
Honeywell International, Inc., 4.25%, 3/1/21	$2,000,000	$2,066,338

INSURANCE (1.3%)
Prudential Financial, Inc., 5.88% (US0003M + 418 bps), 9/15/42, (Callable 9/15/22 @ 100)(a)	2,000,000	2,167,740

IT SERVICES (2.2%)
Fiserv, Inc., 4.20%, 10/1/28, (Callable 7/1/28 @ 100)	1,000,000	1,112,888
Visa, Inc., 4.30%, 12/14/45, (Callable 6/14/45 @ 100)	2,000,000	2,479,317
		3,592,205
MACHINERY (0.6%)
Caterpillar, Inc., 3.90%, 5/27/21	1,000,000	1,031,880

MULTILINE RETAIL (0.7%)
Target Corp., 3.50%, 7/1/24	1,000,000	1,072,769

OIL, GAS & CONSUMABLE FUELS (4.7%)
Apache Corp., 3.25%, 4/15/22, (Callable 1/15/22 @ 100)	724,000	736,833
ConocoPhillips Co., 4.95%, 3/15/26, (Callable 12/15/25 @ 100)	1,000,000	1,150,494
Gulf South Pipeline Company LP, 4.00%, 6/15/22, (Callable 3/15/22 @ 100)	1,500,000	1,552,330
Occidental Petroleum Corp., 3.12%, 2/15/22, (Callable 11/15/21 @ 100)	1,000,000	1,016,626
Valero Energy Corp., 4.00%, 4/1/29, (Callable 1/1/29 @ 100)	3,000,000	3,206,343
		7,662,626
PHARMACEUTICALS (0.5%)
Teva Pharmaceutical Finance, 3.65%, 11/10/21	901,000	865,050

ROAD & RAIL (1.3%)
Union Pacific Corp., 4.16%, 7/15/22, (Callable 4/15/22 @ 100)	2,000,000	2,110,665

SEMICONDUCTORS & SEMICONDUCTOR EQUIPMENT (5.0%)
Applied Materials, Inc., 4.30%, 6/15/21	1,000,000	1,038,433
Intel Corp., 4.00%, 12/15/32	2,000,000	2,329,146
QUALCOMM, Inc., 4.65%, 5/20/35, (Callable 11/20/34 @ 100)	4,000,000	4,690,131
		8,057,710
SOFTWARE (2.0%)
Microsoft Corp., 3.45%, 8/8/36, (Callable 2/8/36 @ 100)	2,000,000	2,195,238
Salesforce.com, Inc., 3.70%, 4/11/28, (Callable 1/11/28 @ 100)	1,000,000	1,104,105
		3,299,343
SPECIALTY RETAIL (2.6%)
Home Depot, Inc. (The), 3.75%, 2/15/24, (Callable 11/15/23 @ 100)	2,000,000	2,152,210
Lowe’s Cos., Inc., 3.65%, 4/5/29, (Callable 1/5/29 @ 100)	1,000,000	1,074,995
Lowe’s Cos., Inc., 3.80%, 11/15/21, (Callable 8/15/21 @ 100)	1,000,000	1,030,934
		4,258,139
TECHNOLOGY HARDWARE, STORAGE & PERIPHERALS (1.3%)
Western Digital Corp., 4.75%, 2/15/26, (Callable 11/15/25 @ 100)	1,000,000	1,021,900
Xerox Corp., 4.50%, 5/15/21	1,000,000	1,025,625
		2,047,525
THRIFTS & MORTGAGE FINANCE (0.2%)
Opteum Mortgage Acceptance Corp., Class 2AD2, 5.85%, 12/25/35, (Callable 11/25/19 @ 100)	315,238	322,740
TOTAL CORPORATE BONDS (COST $99,013,522)		102,661,866

	Shares
MONEY MARKET FUND (2.7%)
Northern Institutional Treasury Portfolio (Premier Class), 1.72%(b)	4,339,006	4,339,006
TOTAL MONEY MARKET FUND (COST $4,339,006)		4,339,006

	Principal
	Amount
MUNICIPAL BONDS (2.1%)
Cedar Hill Independent School District, 2/15/21(c)	$250,000	$244,145
New York City Transitional Finance Authority Future Tax Secured Revenue, Build America Bonds, 5.72%, 5/1/30, (Callable 5/1/20 @ 100)	1,500,000	1,527,375
North Carolina State Turnpike Authority Triangle Expressway Systems Revenue, Build America Bonds, 5.12%, 1/1/20	450,000	452,223
Oklahoma Development Finance Authority Lease Revenue, 5.65%, 6/1/41, (Callable 6/1/21 @ 100)	150,000	156,210
The City of New York, Build America Bonds, GO, 5.68%, 10/1/34, (Callable 12/6/19 @ 100)	1,000,000	1,002,740
TOTAL MUNICIPAL BONDS (COST $3,490,151)		3,382,693

U.S. GOVERNMENT AGENCIES (12.5%)
Federal Farm Credit Bank

See notes to financial statements.

49

STEWARD FUNDS
SCHEDULE OF PORTFOLIO INVESTMENTS — October 31, 2019 (Unaudited)

STEWARD SELECT BOND FUND

	Principal
	Amount	Value
2.09%, 9/8/26, (Callable 11/13/19 @ 100)	$1,500,000	$1,494,568
3.00%, 11/25/30	1,000,000	1,099,417
		2,593,985
Federal Home Loan Bank
1.75%, 6/29/22(d), (Callable 12/29/19 @ 100) (Step to 2.00% on 6/29/20)	1,000,000	1,000,533
2.00%, 8/27/20, (Callable 11/27/19 @ 100)	500,000	500,066
2.24%, 11/29/22, (Callable 11/13/19 @ 100)	1,000,000	1,000,052
2.50%, 5/23/22(d)	1,000,000	1,023,620
2.60%, 5/22/24(d), (Callable 11/22/19 @ 100) (Step to 2.75% on 11/22/21)	3,000,000	3,000,764
2.94%, 4/15/26, (Callable 4/15/20 @ 100)	2,000,000	2,005,878
3.50%, 7/29/21	2,000,000	2,063,411
		10,594,324
Federal Home Loan Mortgage Corp.
2.00%, 2/26/21(d), (Callable 11/26/19 @ 100) (Step to 4.00% on 2/26/20)	500,000	500,006
2.00%, 8/17/21, (Callable 11/17/19 @ 100) (d)	1,000,000	1,000,078
2.00%, 12/29/22(d), (Callable 12/29/19 @ 100) (Step to 2.50% on 12/29/19)	1,000,000	1,000,735
2.10%, 9/20/21, (Callable 12/20/19 @ 100)	500,000	500,051
2.25%, 2/26/21(d)	50,000	50,437
2.50%, 3/29/22(d)	1,000,000	1,022,031
2.50%, 4/15/24(d), (Callable 4/15/20 @ 100) (Step to 2.63% on 4/15/20)	1,000,000	1,003,054
		5,076,392
Federal National Mortgage Association
1.51%, 9/30/21, (Callable 12/30/19 @ 100)	1,000,000	997,253
1.53%, 4/12/22, (Callable 1/12/20 @ 100)	1,000,000	997,341
		1,994,594
TOTAL U.S. GOVERNMENT AGENCIES (COST $20,075,627)		20,259,295

U.S. GOVERNMENT AGENCY MORTGAGE-BACKED OBLIGATIONS (6.7%)
Federal Home Loan Mortgage Corp.
3.50%, 2/1/34	1,154,950	1,196,670
3.50%, 10/1/49	1,442,299	1,483,443
4.00%, 12/15/25	2,500,000	2,684,168
4.56% (US0012M + 179 bps), 10/1/37(a)	36,961	38,191
4.75% (H15T1Y + 225 bps), 5/1/36(a)	40,344	42,549
5.00%, 11/1/37	14,252	15,504
6.00%, 3/1/38	32,441	37,354
		5,497,879
Federal National Mortgage Association
1.51%, 6/1/20	859,398	857,498
2.24% (US0001M + 42 bps), 11/25/36(a)	66,808	66,949
3.50%, 2/1/43	854,475	888,699
3.50%, 4/1/48	878,702	929,261
4.00%, 9/1/33	736,711	769,225
4.00%, 10/1/46	856,055	901,113
4.50% (H15T1Y + 213 bps), 7/1/36(a)	12,772	12,903
4.70% (US0012M + 182 bps), 5/1/36(a)	75,286	79,262
4.91% (US0012M + 204 bps), 10/1/36(a)	17,586	17,636
5.00%, 1/1/35	16,007	16,622
5.50%, 9/1/36	10,104	10,306
6.00%, 6/1/36	182,643	195,088
6.00%, 9/1/36	61,554	67,631
6.00%, 5/1/37	32,090	35,307
		4,847,500
Government National Mortgage Association
4.00% (H15T1Y + 150 bps), 1/20/39(a)	9,990	10,082
4.25%, 10/20/38	56,912	57,466
4.50%, 6/15/40	153,351	166,438
4.50%, 8/20/38	92,268	97,892
5.00%, 5/20/40	71,144	75,160
5.50%, 12/20/38	13,208	14,073
6.00%, 10/15/37	33,946	38,925
6.00%, 6/15/37	38,773	44,450
6.50%, 10/20/38	7,254	7,707
		512,193
TOTAL U.S. GOVERNMENT AGENCY MORTGAGE-BACKED OBLIGATIONS (COST $10,531,409)		10,857,572

U.S. TREASURY OBLIGATIONS (10.7%)
U.S. Treasury Notes
0.38%, 1/15/27	1,000,000	1,076,112
1.62%, 11/15/22	2,150,000	2,157,055

See notes to financial statements.

50

STEWARD FUNDS
SCHEDULE OF PORTFOLIO INVESTMENTS — October 31, 2019 (Unaudited)

STEWARD SELECT BOND FUND

	Principal
	Amount	Value
2.00%, 11/15/21	$5,000,000	$5,045,508
2.00%, 2/15/22	7,000,000	7,074,375
2.00%, 11/30/20	2,000,000	2,008,203
		17,361,253
TOTAL U.S. TREASURY OBLIGATIONS (COST $17,161,393)		17,361,253

	Shares
PREFERRED STOCKS (1.4%)

BANKS (0.2%)
JPMorgan Chase & Co. - Preferred, 6.10%	15,000	$384,900

COMMERCIAL SERVICES & SUPPLIES (0.2%)
Pitney Bowes, Inc. - Preferred, 6.70%	15,000	311,400

EQUITY REAL ESTATE INVESTMENT TRUSTS (0.2%)
Public Storage - Preferred, 5.38%	15,000	382,050

INSURANCE (0.3%)
Globe Life, Inc. - Preferred, 6.13%	15,000	409,050

INTERNET & DIRECT MARKETING RETAIL (0.3%)
eBay, Inc. - Preferred, 6.00%	15,000	398,175

MACHINERY (0.2%)
Stanley Black & Decker, Inc. - Preferred, 5.75%	15,000	388,050
TOTAL PREFERRED STOCKS (COST $2,362,372)		2,273,625

TOTAL INVESTMENTS (COST $156,973,480) 99.4%	$161,135,310
OTHER ASSETS IN EXCESS OF LIABILITIES 0.6%	1,038,277
NET ASSETS 100.0%	$162,173,587

(a)	Variable rate security. The interest rate shown represents the rate in effect at October 31, 2019. For securities based on published reference rate and spread, the reference rate and spread are indicated in the description. Certain variable rate securities are not based on a published reference rate and spread but are determined by the issuer and are based on current market conditions. These securities do not indicate a reference rate and spread in their description.
(b)	7-day current yield as of October 31, 2019 is disclosed.
(c)	When-Issued Security. Coupon rate is not in effect at October 31, 2019.
(d)	Step Bond. Coupon rate is set for an initial period and then adjusted at a specified date. The rate shown represents the rate as of October 31, 2019.

bps — Basis Points

GO — Government Obligation

H15T1Y — 1 Year Treasury Constant Maturity Rate

LLC — Limited Liability Company

LP — Limited Partnership

US0001M — 1 Month US Dollar LIBOR

US0003M — 3 Month US Dollar LIBOR

US0012M — 12 Month US Dollar LIBOR

See notes to financial statements.

51

STEWARD FUNDS

STATEMENTS OF ASSETS AND LIABILITIES — October 31, 2019 (Unaudited)

		Steward	Steward
	Steward	Global	International
	Covered Call	Equity	Enhanced
	Income Fund	Income Fund	Index Fund
Assets:
Investments, at value (cost $30,774,595, $287,549,993 and $143,649,266, respectively)	$31,320,387	$322,724,339	$148,374,866
Interest and dividend receivable	35,096	915,992	340,059
Receivable for investments sold	21,576	—	—
Receivable for capital shares issued	521	207,468	7,296
Reclaims receivable	—	59,153	74,969
Prepaid expenses and other assets	72,548	65,588	47,935
Total assets	31,450,128	323,972,540	148,845,125
Liabilities:
Payable for investments purchased	6,379	—	—
Payable for capital shares redeemed	37,156	200,771	101,090
Written options at fair value (premiums received $465,250, $0 and $0, respectively)	779,861	—	—
Accrued expenses and other payables:
Investment advisory fees	15,972	169,501	45,323
Administration fees	5,704	24,128	13,100
Distribution fees - Class A	—	19,025	8,504
Distribution fees - Class C	1,221	1,552	—
Sub-accounting service fees - Institutional Class	13,386	68,634	32,142
Fund accounting and sub-administration fees	—	13,027	4,235
Transfer agent fees	13,631	13,631	13,631
Directors fees	19,455	—	10,433
Printing fees	48	—	—
Professional fees	10,651	30,188	18,419
Other accrued liabilities	11,488	—	4,641
Total liabilities	914,952	540,457	251,518
Net Assets	$30,535,176	$323,432,083	$148,593,607
Composition of Net Assets:
Capital (par value and paid-in surplus)	29,957,926	268,635,429	145,020,914
Total distributable earnings	577,250	54,796,654	3,572,693
Net Assets	$30,535,176	$323,432,083	$148,593,607
Class A
Net Assets	$30,767	$65,704,791	$32,869,465
Shares authorized	16,000,000	16,000,000	16,000,000
Shares issued and outstanding ($0.001 par value)	3,075	2,028,167	1,530,190
Net asset value, offering and redemption price per share	$10.01	$32.40	$21.48
Class C
Net Assets	$330,828	$404,224	$10
Shares authorized	15,000,000	15,000,000	15,000,000
Shares issued and outstanding ($0.001 par value)	32,857	78,093	1
Net asset value, offering and redemption price per share(a)	$10.07	$5.18	$9.21
Class R6
Net Assets	$11	$209,272	$637,238
Shares authorized	16,000,000	16,000,000	16,000,000
Shares issued and outstanding ($0.001 par value)	1	43,003	69,120
Net asset value, offering and redemption price per share(a)	$10.05	$4.87	$9.22
Institutional Class
Net Assets	$30,173,570	$257,113,796	$115,086,894
Shares authorized	20,000,000	20,000,000	20,000,000
Shares issued and outstanding ($0.001 par value)	3,016,764	7,913,879	5,339,312
Net asset value, offering and redemption price per share	$10.00	$32.49	$21.55

Amounts designated as “—” are $0 or have been rounded to $0.

(a) Per share amounts may not recalculate due to rounding of net assets and shares outstanding.

See notes to financial statements.

52

STEWARD FUNDS

STATEMENTS OF ASSETS AND LIABILITIES — October 31, 2019 (Unaudited)

		Steward
	Steward	Small-Mid
	Large Cap	Cap	Steward
	Enhanced	Enhanced	Select
	Index Fund	Index Fund	Bond Fund
Assets:
Investments, at value (cost $348,124,153, $204,478,010 and $156,973,480, respectively)	$434,521,407	$221,994,761	$161,135,310
Interest and dividend receivable	373,131	105,268	1,455,944
Receivable for capital shares issued	64,940	27,483	—
Prepaid expenses and other assets	73,416	45,157	48,316
Total assets	435,032,894	222,172,669	162,639,570
Liabilities:
Payable for investments purchased	—	—	244,045
Payable for capital shares redeemed	290,799	117,574	67,771
Accrued expenses and other payables:
Investment advisory fees	78,311	39,854	43,109
Administration fees	31,106	17,690	14,051
Distribution fees - Class A	14,699	21,933	1,719
Sub-accounting service fees - Class A	—	13,921	—
Sub-accounting service fees - Institutional Class	92,878	41,500	42,080
Fund accounting and sub-administration fees	16,826	8,520	6,088
Transfer agent fees	13,631	13,631	13,631
Directors fees	—	4,978	9,345
Printing fees	—	—	452
Professional fees	37,050	24,932	19,605
Other accrued liabilities	—	1,399	4,087
Total liabilities	575,300	305,932	465,983
Net Assets	$434,457,594	$221,866,737	$162,173,587
Composition of Net Assets:
Capital (par value and paid-in surplus)	335,245,337	198,454,121	159,751,443
Total distributable earnings	99,212,257	23,412,616	2,422,144
Net Assets	$434,457,594	$221,866,737	$162,173,587
Class A
Net Assets	$45,079,604	$65,595,141	$10,087,233
Shares authorized	16,000,000	16,000,000	16,000,000
Shares issued and outstanding ($0.001 par value)	1,016,430	4,821,471	403,374
Net asset value, offering and redemption price per share	$44.35	$13.60	$25.01
Class C
Net Assets	$11	$10	$10
Shares authorized	15,000,000	15,000,000	15,000,000
Shares issued and outstanding ($0.001 par value)	1	1	1
Net asset value, offering and redemption price per share(a)	$8.70	$6.61	$9.68
Class R6
Net Assets	$54,886,097	$83,915	$10
Shares authorized	16,000,000	16,000,000	16,000,000
Shares issued and outstanding ($0.001 par value)	6,379,772	12,719	1
Net asset value, offering and redemption price per share(a)	$8.60	$6.60	$9.65
Institutional Class
Net Assets	$334,491,882	$156,187,671	$152,086,334
Shares authorized	20,000,000	20,000,000	20,000,000
Shares issued and outstanding ($0.001 par value)	7,563,407	11,275,404	6,109,852
Net asset value, offering and redemption price per share	$44.23	$13.85	$24.89

Amounts designated as “—” are $0 or have been rounded to $0.

(a) Per share amounts may not recalculate due to rounding of net assets and shares outstanding.

See notes to financial statements.

53

STEWARD FUNDS

STATEMENTS OF OPERATIONS — For the Six Months Ended October 31, 2019 (Unaudited)

		Steward	Steward
	Steward	Global	International
	Covered Call	Equity	Enhanced
	Income Fund	Income Fund	Index Fund
Investment Income:
Dividends (net of foreign witholding tax of $0, $347,651 and $360,095, respectively)	$313,198	$5,617,471	$2,720,349
Interest	6,410	34,371	21,251
Total investment income	319,608	5,651,842	2,741,600
Expenses:
Investment advisory fees	79,796	729,840	243,907
Consulting service fees	3,911	41,685	21,301
Compliance service fees	1,491	16,104	7,800
Administration fees	13,580	100,245	50,302
Distribution fees - Class A	31	84,785	40,999
Distribution fees - Class C	1,165	1,907	—
Sub-accounting services fees - Class A	12	33,914	16,400
Sub-accounting services fees - Class C	117	191	—
Sub-accounting services fees - Institutional Class	14,672	123,194	56,997
Fund accounting and sub-administration fees	6,217	66,075	30,838
Transfer agent fees	16,131	16,131	16,131
Custodian fees	1,222	14,343	6,365
Registration fees	3,535	38,465	17,826
Directors fees	21,677	21,677	21,677
Professional fees	14,331	69,600	36,943
Printing fees	447	4,869	2,257
Miscellaneous fees	15,976	28,048	25,629
Total expenses before contractual fee reductions	194,311	1,391,073	595,372
Fees contractually waived/reimbursed by the Adviser	(45,086)	—	—
Net expenses	149,225	1,391,073	595,372
Net investment income	170,383	4,260,769	2,146,228
Realized and Unrealized Gain/(Loss):
Net realized gains/(losses) from investment transactions and foreign currency transactions	189,801	13,897,114	(192,089)
Net realized gains on options transactions	456,873	—	—
Change in unrealized depreciation on investment transactions and foreign currency transactions	(139,909)	(4,010,080)	(3,262,971)
Change in unrealized appreciation on options transactions	251,316	—	—
Net realized and unrealized gains/(losses) from investment transactions, foreign currency translations and options transactions	758,081	9,887,034	(3,455,060)
Change in net assets resulting from operations	$928,464	$14,147,803	$(1,308,832)

Amounts designated as “—” are $0 or have been rounded to $0.

See notes to financial statements.

54

STEWARD FUNDS

STATEMENTS OF OPERATIONS — For the Six Months Ended October 31, 2019 (Unaudited)

		Steward
	Steward	Small-Mid
	Large Cap	Cap	Steward
	Enhanced	Enhanced	Select
	Index Fund	Index Fund	Bond Fund
Investment Income:
Dividends (net of foreign witholding tax of $0, $255 and $0, respectively)	$4,397,416	$1,739,761	$73,313
Interest	38,334	29,713	2,343,519
Total investment income	4,435,750	1,769,474	2,416,832
Expenses:
Investment advisory fees	393,448	200,020	230,252
Consulting service fees	57,851	29,138	21,591
Compliance service fees	22,127	11,342	8,415
Administration fees	131,996	66,370	53,731
Distribution fees - Class A	56,265	84,682	12,589
Sub-accounting services fees - Class A	22,506	33,872	5,036
Sub-accounting services fees - Institutional Class	165,502	75,792	76,501
Fund accounting and sub-administration fees	90,417	46,065	34,246
Transfer agent fees	16,131	16,131	16,131
Custodian fees	16,578	10,442	7,091
Registration fees	51,982	27,653	19,837
Directors fees	21,677	21,677	21,677
Professional fees	90,988	52,494	40,126
Printing fees	6,580	3,501	2,512
Miscellaneous fees	35,215	31,648	28,098
Total expenses before contractual fee reductions	1,179,263	710,827	577,833
Net investment income	3,256,487	1,058,647	1,838,999
Realized and Unrealized Gain/(Loss):
Net realized gains/(losses) from investment transactions and foreign currency transactions	5,640,120	(1,368,539)	83,144
Change in unrealized appreciation/(depreciation) on investment transactions and foreign currency transactions	3,449,097	(4,064,952)	4,096,300
Net realized and unrealized gains/(losses) from investment transactions, foreign currency translations and options transactions	9,089,217	(5,433,491)	4,179,444
Change in net assets resulting from operations	$12,345,704	$(4,374,844)	$6,018,443

Amounts designated as “—” are $0 or have been rounded to $0.

See notes to financial statements.

55

STEWARD FUNDS

STATEMENTS OF CHANGES IN NET ASSETS

STEWARD COVERED CALL INCOME FUND

	For the Six Months
	Ended October 31, 2019	For the Year Ended
	(Unaudited)	April 30, 2019
Change in net assets from operations:
Net investment income	$170,383	$290,981
Net realized gain from investment transactions, foreign currency transactions and option transactions	646,674	992,974
Net change in unrealized appreciation on investment transactions, foreign currency transactions and option transactions	111,407	1,106,608
Change in net assets resulting from operations	928,464	2,390,563
Distributions to shareholders from:
Class A	(122)	(1,313)
Class C	(838)	(82)
Class R6	—	(1)
Institutional Class	(160,502)	(2,373,826)
Change in net assets from shareholder distributions	(161,462)	(2,375,222)
Capital Transactions:
Class A
Proceeds from shares issued	25,773	54,311
Dividends reinvested	122	1,313
Cost of shares redeemed	(25,729)	(28,103)
Change in Class A from capital transactions	166	27,521
Class C
Proceeds from shares issued	295,900	75,000
Dividends reinvested	613	1
Cost of shares redeemed	(53,317)	—
Change in Class C from capital transactions	243,196	75,001
Class R6
Dividends reinvested	—	1
Change in Class R6 from capital transactions	—	1
Institutional Class
Proceeds from shares issued	2,318,680	5,410,121
Dividends reinvested	160,502	2,373,826
Cost of shares redeemed	(1,869,768)	(4,406,934)
Change in Institutional Class from capital transactions	609,414	3,377,013
Change in net assets from capital transactions	852,776	3,479,536
Change in net assets	1,619,778	3,494,877
Net Assets:
Beginning of period	28,915,398	25,420,521
End of period	$30,535,176	$28,915,398
Shares Transactions:
Class A
Issued	2,606	5,512
Reinvested	13	153
Redeemed	(2,693)	(2,828)
Change in Class A	(74)	2,837
Class C
Issued	30,273	8,017
Reinvested	62	—
Redeemed	(5,496)	—
Change in Class C	24,839	8,017
Class R6
Reinvested	—	—
Change in Class R6	—	—
Institutional Class
Issued	239,911	565,316
Reinvested	16,539	277,710
Redeemed	(192,733)	(453,432)
Change in Institutional Class	63,717	389,594

Amounts designated as “—” are $0 or have been rounded to $0.

See notes to financial statements.

56

STEWARD FUNDS

STATEMENTS OF CHANGES IN NET ASSETS

STEWARD GLOBAL EQUITY INCOME FUND

	For the Six Months
	Ended October 31, 2019	For the Year Ended
	(Unaudited)	April 30, 2019
Change in net assets from operations:
Net investment income	$4,260,769	$7,368,982
Net realized gain from investment transactions and foreign currency transactions	13,897,114	8,648,160
Net change in unrealized depreciation on investments and foreign currency transactions	(4,010,080)	(2,681,619)
Change in net assets resulting from operations	14,147,803	13,335,523
Distributions to shareholders from:
Class A	(731,511)	(6,378,338)
Class C	(26,683)	(107,534)
Class R6	(1,529)	(30,885)
Institutional Class	(3,010,202)	(21,200,600)
Change in net assets from shareholder distributions	(3,769,925)	(27,717,357)
Capital Transactions:
Class A
Proceeds from shares issued	8,402,356	37,450,498
Dividends reinvested	721,265	6,319,136
Cost of shares redeemed	(17,818,579)	(34,477,167)
Change in Class A from capital transactions	(8,694,958)	9,292,467
Class C
Proceeds from shares issued	18,300	374,091
Dividends reinvested	26,033	106,893
Cost of shares redeemed	(869)	(18,374)
Change in Class C from capital transactions	43,464	462,610
Class R6
Proceeds from shares issued	203,632	532,778
Dividends reinvested	1,529	30,885
Cost of shares redeemed	(3,735)	(482,382)
Change in Class R6 from capital transactions	201,426	81,281
Institutional Class
Proceeds from shares issued	26,098,513	72,171,525
Dividends reinvested	2,968,554	21,117,291
Cost of shares redeemed	(23,322,055)	(60,348,392)
Change in Institutional Class from capital transactions	5,745,012	32,940,424
Change in net assets from capital transactions	(2,705,056)	42,776,782
Change in net assets	7,672,822	28,394,948
Net Assets:
Beginning of period	315,759,261	287,364,313
End of period	$323,432,083	$315,759,261
Shares Transactions:
Class A
Issued	268,517	1,148,364
Reinvested	23,053	225,889
Redeemed	(570,743)	(1,099,933)
Change in Class A	(279,173)	274,320
Class C
Issued	3,501	51,032
Reinvested	5,112	22,492
Redeemed	(169)	(3,876)
Change in Class C	8,444	69,648
Class R6
Issued	42,213	66,649
Reinvested	316	3,982
Redeemed	(766)	(69,392)
Change in Class R6	41,763	1,239
Institutional Class
Issued	833,120	2,269,313
Reinvested	94,586	753,068
Redeemed	(741,600)	(1,936,300)
Change in Institutional Class	186,106	1,086,081

Amounts designated as “—” are $0 or have been rounded to $0.

See notes to financial statements.

57

STEWARD FUNDS

STATEMENTS OF CHANGES IN NET ASSETS

STEWARD INTERNATIONAL ENHANCED INDEX FUND

	For the Six Months
	Ended October 31, 2019	For the Year Ended
	(Unaudited)	April 30, 2019
Change in net assets from operations:
Net investment income	$2,146,228	$3,721,419
Net realized gain/(loss) from investment transactions and foreign currency transactions	(192,089)	1,742,848
Net change in unrealized depreciation on investments and foreign currency transactions	(3,262,971)	(7,704,352)
Change in net assets resulting from operations	(1,308,832)	(2,240,085)
Distributions to shareholders from:
Class A	(442,661)	(664,893)
Class C	—	—
Class R6	(1)	—
Institutional Class	(1,656,814)	(2,981,081)
Change in net assets from shareholder distributions	(2,099,476)	(3,645,974)
Capital Transactions:
Class A
Proceeds from shares issued	6,573,645	7,555,284
Dividends reinvested	428,870	641,544
Cost of shares redeemed	(3,227,838)	(4,405,021)
Change in Class A from capital transactions	3,774,677	3,791,807
Class C
Dividends reinvested	—	—
Change in Class C from capital transactions	—	—
Class R6
Proceeds from shares issued	644,776	—
Dividends reinvested	—	—
Cost of shares redeemed	(14,566)	—
Change in Class R6 from capital transactions	630,210	—
Institutional Class
Proceeds from shares issued	7,792,537	19,515,477
Dividends reinvested	1,581,660	2,859,249
Cost of shares redeemed	(8,204,932)	(13,462,006)
Change in Institutional Class from capital transactions	1,169,265	8,912,720
Change in net assets from capital transactions	5,574,152	12,704,527
Change in net assets	2,165,844	6,818,468
Net Assets:
Beginning of period	146,427,763	139,609,295
End of period	$148,593,607	$146,427,763
Shares Transactions:
Class A
Issued	311,466	348,489
Reinvested	20,324	29,948
Redeemed	(152,753)	(204,302)
Change in Class A	179,037	174,135
Class C
Reinvested	—	—
Change in Class C	—	—
Class R6
Issued	70,695	—
Reinvested	—	—
Redeemed	(1,576)	—
Change in Class R6	69,119	—
Institutional Class
Issued	368,528	906,073
Reinvested	74,725	133,295
Redeemed	(388,586)	(628,952)
Change in Institutional Class	54,667	410,416

Amounts designated as “—” are $0 or have been rounded to $0.

See notes to financial statements.

58

STEWARD FUNDS

STATEMENTS OF CHANGES IN NET ASSETS

STEWARD LARGE CAP ENHANCED INDEX FUND

	For the Six Months
	Ended October 31, 2019	For the Year Ended
	(Unaudited)	April 30, 2019
Change in net assets from operations:
Net investment income	$3,256,487	$5,531,658
Net realized gain from investment transactions and foreign currency transactions	5,640,120	13,263,367
Net change in unrealized appreciation on investments and foreign currency transactions	3,449,097	20,743,984
Change in net assets resulting from operations	12,345,704	39,539,009
Distributions to shareholders from:
Class A	(118,212)	(2,014,273)
Class C	—	(1)
Class R6	(1,188,450)	(9,586,866)
Institutional Class	(1,307,020)	(15,279,233)
Change in net assets from shareholder distributions	(2,613,682)	(26,880,373)
Capital Transactions:
Class A
Proceeds from shares issued	7,972,541	7,754,531
Dividends reinvested	113,723	1,982,781
Cost of shares redeemed	(5,660,400)	(18,263,079)
Change in Class A from capital transactions	2,425,864	(8,525,767)
Class C
Dividends reinvested	—	1
Change in Class C from capital transactions	—	1
Class R6
Proceeds from shares issued	2,276,013	53,577,121
Dividends reinvested	1,188,451	9,586,866
Cost of shares redeemed	(4,824,510)	(4,480,083)
Change in Class R6 from capital transactions	(1,360,046)	58,683,904
Institutional Class
Proceeds from shares issued	39,977,034	71,969,137
Dividends reinvested	1,263,772	14,990,805
Cost of shares redeemed	(43,308,754)	(117,568,644)
Change in Institutional Class from capital transactions	(2,067,948)	(30,608,702)
Change in net assets from capital transactions	(1,002,130)	19,549,436
Change in net assets	8,729,892	32,208,072
Net Assets:
Beginning of period	425,727,702	393,519,630
End of period	$434,457,594	$425,727,702
Shares Transactions:
Class A
Issued	188,607	184,630
Reinvested	2,617	53,674
Redeemed	(131,325)	(438,391)
Change in Class A	59,899	(200,087)
Class C
Reinvested	—	—
Change in Class C	—	—
Class R6
Issued	270,523	5,789,916
Reinvested	140,758	1,320,420
Redeemed	(575,640)	(566,206)
Change in Class R6	(164,359)	6,544,130
Institutional Class
Issued	931,592	1,735,250
Reinvested	29,236	403,576
Redeemed	(1,006,213)	(2,887,564)
Change in Institutional Class	(45,385)	(748,738)

Amounts designated as “—” are $0 or have been rounded to $0.

See notes to financial statements.

59

STEWARD FUNDS

STATEMENTS OF CHANGES IN NET ASSETS

STEWARD SMALL-MID CAP ENHANCED INDEX FUND

	For the Six Months
	Ended October 31, 2019	For the Year Ended
	(Unaudited)	April 30, 2019
Change in net assets from operations:
Net investment income	$1,058,647	$1,796,567
Net realized gain/(loss) from investment transactions and foreign currency transactions	(1,368,539)	16,065,934
Net change in unrealized depreciation on investments and foreign currency transactions	(4,064,952)	(9,759,239)
Change in net assets resulting from operations	(4,374,844)	8,103,262
Distributions to shareholders from:
Class A	(170,408)	(8,799,268)
Class C	—	(2)
Class R6	(144)	(2)
Institutional Class	(588,337)	(18,759,267)
Change in net assets from shareholder distributions	(758,889)	(27,558,539)
Capital Transactions:
Class A
Proceeds from shares issued	5,721,042	19,564,483
Dividends reinvested	164,478	8,419,050
Cost of shares redeemed	(10,262,107)	(26,586,844)
Change in Class A from capital transactions	(4,376,587)	1,396,689
Class C
Dividends reinvested	—	2
Change in Class C from capital transactions	—	2
Class R6
Proceeds from shares issued	80,835	2,590
Dividends reinvested	144	2
Cost of shares redeemed	(1,554)	(3)
Change in Class R6 from capital transactions	79,425	2,589
Institutional Class
Proceeds from shares issued	19,602,925	49,462,162
Dividends reinvested	551,144	17,195,877
Cost of shares redeemed	(14,153,788)	(55,507,119)
Change in Institutional Class from capital transactions	6,000,281	11,150,920
Change in net assets from capital transactions	1,703,119	12,550,200
Change in net assets	(3,430,614)	(6,905,077)
Net Assets:
Beginning of period	225,297,351	232,202,428
End of period	$221,866,737	$225,297,351
Shares Transactions:
Class A
Issued	429,241	1,237,165
Reinvested	12,167	725,090
Redeemed	(765,898)	(1,735,066)
Change in Class A	(324,490)	227,189
Class C
Reinvested	—	—
Change in Class C	—	—
Class R6
Issued	12,548	383
Reinvested	22	—
Redeemed	(235)	—
Change in Class R6	12,335	383
Institutional Class
Issued	1,459,719	3,259,054
Reinvested	40,155	1,451,150
Redeemed	(1,046,742)	(3,615,271)
Change in Institutional Class	453,132	1,094,933

Amounts designated as “—” are $0 or have been rounded to $0.

See notes to financial statements.

60

STEWARD FUNDS

STATEMENTS OF CHANGES IN NET ASSETS

STEWARD SELECT BOND FUND

	For the Six Months
	Ended October 31, 2019	For the Year Ended
	(Unaudited)	April 30, 2019
Change in net assets from operations:
Net investment income	$1,838,999	$3,659,748
Net realized gain/(loss) from investment transactions and foreign currency transactions	83,144	(430,387)
Net change in unrealized appreciation on investments and foreign currency transactions	4,096,300	3,072,357
Change in net assets resulting from operations	6,018,443	6,301,718
Distributions to shareholders from:
Class A	(96,776)	(212,204)
Class C	—	—
Class R6	—	—
Institutional Class	(1,666,186)	(3,461,119)
Change in net assets from shareholder distributions	(1,762,962)	(3,673,323)
Capital Transactions:
Class A
Proceeds from shares issued	300,478	1,035,977
Dividends reinvested	96,684	211,109
Cost of shares redeemed	(685,900)	(2,434,466)
Change in Class A from capital transactions	(288,738)	(1,187,380)
Class C
Dividends reinvested	—	—
Change in Class C from capital transactions	—	—
Class R6
Dividends reinvested	—	—
Change in Class R6 from capital transactions	—	—
Institutional Class
Proceeds from shares issued	8,556,158	18,710,976
Dividends reinvested	1,666,186	3,419,141
Cost of shares redeemed	(14,486,399)	(23,826,562)
Change in Institutional Class from capital transactions	(4,264,055)	(1,696,445)
Change in net assets from capital transactions	(4,552,793)	(2,883,825)
Change in net assets	(297,312)	(255,430)
Net Assets:
Beginning of period	162,470,899	162,726,329
End of period	$162,173,587	$162,470,899
Shares Transactions:
Class A
Issued	12,090	43,207
Reinvested	3,926	8,832
Redeemed	(27,825)	(101,513)
Change in Class A	(11,809)	(49,474)
Class C
Reinvested	—	—
Change in Class C	—	—
Class R6
Reinvested	—	—
Change in Class R6	—	—
Institutional Class
Issued	346,258	782,568
Reinvested	68,006	143,749
Redeemed	(586,082)	(999,925)
Change in Institutional Class	(171,818)	(73,608)

Amounts designated as “—” are $0 or have been rounded to $0.

See notes to financial statements.

61

(This page has been intentionally left blank)

62

STEWARD FUNDS

FINANCIAL HIGHLIGHTS

The following table sets forth the per share operating performance data for a share of capital stock outstanding, total return, ratios to average net assets and other supplemental data for the period indicated.

		Investment Operations:
	Net Asset			Net Realized and
	Value,	Net		Unrealized Gain/		Total from
	Beginning	Investment		(Loss) from		Investment
	of Period	Income		Investments		Operations
Steward Covered Call Income Fund
Class A
Six months ended October 31, 2019 (Unaudited)	$9.77	$0.05		$0.24		$0.29
Year ended April 30, 2019	9.92	0.04		0.71		0.75
Period ended April 30, 2018(d)	10.00	0.03		(0.09)		(0.06)
Class C
Six months ended October 31, 2019 (Unaudited)	$9.84	$0.01		$0.25		$0.26
Year ended April 30, 2019	9.95	0.01		0.71		0.72
Period ended April 30, 2018(d)	10.00	—	(e)	(0.05)		(0.05)
Class R6
Six months ended October 31, 2019 (Unaudited)	$9.80	$—	(e)	$0.25		$0.25
Year ended April 30, 2019	9.92	—	(e)	0.69		0.69
Period ended April 30, 2018(d)	10.00	—	(e)	(0.05)		(0.05)
Institutional Class
Six months ended October 31, 2019 (Unaudited)	$9.75	$0.05		$0.25		$0.30
Year ended April 30, 2019	9.92	0.11		0.65		0.76
Period ended April 30, 2018(d)	10.00	0.03		(0.08)		(0.05)
Steward Global Equity Income Fund
Class A
Six months ended October 31, 2019 (Unaudited)	$31.36	$0.40	(f)	$0.98		$1.38
Year ended April 30, 2019	33.06	0.70	(f)	0.43		1.13
Year ended April 30, 2018	31.00	0.60		3.87		4.47
Year ended April 30, 2017	28.72	0.51		3.72		4.23
Year ended April 30, 2016	30.11	0.60		0.18		0.78
Year ended April 30, 2015	29.82	0.63		1.32		1.95
Class C
Six months ended October 31, 2019 (Unaudited)	$5.34	$0.05	(f)	$0.16		$0.21
Year ended April 30, 2019	8.02	0.07	(f)	(0.09	)(g)	(0.02)
Period ended April 30, 2018(d)	10.00	—	(e)	0.07		0.07
Class R6
Six months ended October 31, 2019 (Unaudited)	$5.05	$0.05	(f)	$0.17		$0.22
Year ended April 30, 2019	7.99	0.21	(f)	(0.21	)(g)	—
Period ended April 30, 2018(d)	10.00	—	(e)	0.08		0.08
Institutional Class
Six months ended October 31, 2019 (Unaudited)	$31.45	$0.44	(f)	$0.99		$1.43
Year ended April 30, 2019	33.15	0.79	(f)	0.44		1.23
Year ended April 30, 2018	31.06	0.71		3.88		4.59
Year ended April 30, 2017	28.77	0.63		3.70		4.33
Year ended April 30, 2016	30.16	0.71		0.16		0.87
Year ended April 30, 2015	29.86	0.75		1.32		2.07

Amounts designated as “—” are $0 or have been rounded to $0.

(a)	Not annualized for periods less than one year.
(b)	Annualized for periods less than one year.
(c)	Portfolio turnover is calculated on the basis of the Fund, as a whole, without distinguishing between the classes of shares issued.
(d)	For the period December 14, 2017 (commencement of operations) through April 30, 2018.
(e)	Expressed as “—” as the income and/or expenses accrued for the class were considered immaterial for presentation purposes relative to the size of the class.
(f)	Calculated based on average shares outstanding.
(g)	Realized and unrealized gains and losses per share in this caption are balancing amounts necessary to reconcile the change in net asset value per share for the period, and may not reconcile with the aggregate gains and losses in the Statement of Operations due to share transactions for the period.

See notes to financial statements.

63

	Distributions:						Supplemental data and ratios:
							Ratio of		Ratio of
							Expenses to		Expenses to		Ratio of Net
	Net			Net Asset		Net Assets,	Average Net		Average Net		Investment Income		Portfolio
	Investment	Capital	Total	Value, End	Total	End of Period	Assets Prior to		Assets Net of		to Average		Turnover
	Income	Gains	Distributions	of Period	Return(a)	(000’s)	Waivers(b)		Waivers(b)		Net Assets(b)		Rate(a)(c)
Steward Covered Call Income Fund
Class A
Six months ended October 31, 2019 (Unaudited)	$(0.05)	$—	$(0.05)	$10.01	2.88%	$31	1.57%		1.25%		0.98%		46%
Year ended April 30, 2019	(0.09)	(0.81)	(0.90)	9.77	8.91	31	1.44		1.25		0.79		117
Period ended April 30, 2018(d)	(0.02)	—	(0.02)	9.92	(0.56)	3	1.42		1.25		0.81		29
Class C
Six months ended October 31, 2019 (Unaudited)	$(0.03)	$—	$(0.03)	$10.07	2.63%	$331	2.33%		2.00%		(0.01)%		46%
Year ended April 30, 2019	(0.02)	(0.81)	(0.83)	9.84	8.52	79	2.23		2.00		0.05		117
Period ended April 30, 2018(d)	—	—	—	9.95	(0.50)	—	—	(e)	—	(e)	—	(e)	29
Class R6
Six months ended October 31, 2019 (Unaudited)	$—	$—	$—	$10.05	3.06%	$—	—	%(e)	—	%(e)	—	%(e)	46%
Year ended April 30, 2019	—	(0.81)	(0.81)	9.80	8.27	—	—	(e)	—	(e)	—	(e)	117
Period ended April 30, 2018(d)	(0.03)	—	(0.03)	9.92	(0.55)	—	—	(e)	—	(e)	—	(e)	29
Institutional Class
Six months ended October 31, 2019 (Unaudited)	$(0.05)	$—	$(0.05)	$10.00	3.13%	$30,173	1.30%		1.00%		1.16%		46%
Year ended April 30, 2019	(0.12)	(0.81)	(0.93)	9.75	9.06	28,806	1.14		1.00		1.10		117
Period ended April 30, 2018(d)	(0.03)	—	(0.03)	9.92	(0.54)	25,417	1.16		1.00		0.84		29
Steward Global Equity Income Fund
Class A
Six months ended October 31, 2019 (Unaudited)	$(0.34)	$—	$(0.34)	$32.40	4.45%	$65,705	1.08%		1.08%		2.52%		22%
Year ended April 30, 2019	(0.67)	(2.16)	(2.83)	31.36	4.61	72,351	0.97		0.97		2.18		28
Year ended April 30, 2018	(0.59)	(1.82)	(2.41)	33.06	14.58	67,213	0.99		0.99		1.80		59
Year ended April 30, 2017	(0.56)	(1.39)	(1.95)	31.00	15.22	60,865	0.99		0.99		1.78		48
Year ended April 30, 2016	(0.62)	(1.55)	(2.17)	28.72	2.94	40,254	0.98		0.98		2.12		54
Year ended April 30, 2015	(0.62)	(1.04)	(1.66)	30.11	6.57	27,689	1.01		1.01		2.11		48
Class C
Six months ended October 31, 2019 (Unaudited)	$(0.37)	$—	$(0.37)	$5.18	4.20%	$404	1.83%		1.83%		1.76%		22%
Year ended April 30, 2019	(0.50)	(2.16)	(2.66)	5.34	4.52	372	1.64		1.64		1.24		28
Period ended April 30, 2018(d)	(0.23)	(1.82)	(2.05)	8.02	0.83	—	—	(e)	—	(e)	—	(e)	59
Class R6
Six months ended October 31, 2019 (Unaudited)	$(0.40)	$—	$(0.40)	$4.87	4.63%	$209	0.82%		0.82%		2.16%		22%
Year ended April 30, 2019	(0.78)	(2.16)	(2.94)	5.05	5.04	6	0.61		0.61		2.75		28
Period ended April 30, 2018(d)	(0.27)	(1.82)	(2.09)	7.99	0.86	—	—	(e)	—	(e)	—	(e)	59
Institutional Class
Six months ended October 31, 2019 (Unaudited)	$(0.39)	$—	$(0.39)	$32.49	4.58%	$257,114	0.83%		0.83%		2.76%		22%
Year ended April 30, 2019	(0.77)	(2.16)	(2.93)	31.45	4.90	243,030	0.67		0.67		2.47		28
Year ended April 30, 2018	(0.68)	(1.82)	(2.50)	33.15	14.96	220,152	0.68		0.68		2.12		59
Year ended April 30, 2017	(0.65)	(1.39)	(2.04)	31.06	15.58	181,716	0.66		0.66		2.11		48
Year ended April 30, 2016	(0.71)	(1.55)	(2.26)	28.77	3.26	134,080	0.64		0.64		2.47		54
Year ended April 30, 2015	(0.73)	(1.04)	(1.77)	30.16	6.97	140,285	0.66		0.66		2.46		48

Amounts designated as “—” are $0 or have been rounded to $0.

(a)	Not annualized for periods less than one year.
(b)	Annualized for periods less than one year.
(c)	Portfolio turnover is calculated on the basis of the Fund, as a whole, without distinguishing between the classes of shares issued.
(d)	For the period December 14, 2017 (commencement of operations) through April 30, 2018.
(e)	Expressed as “—” as the income and/or expenses accrued for the class were considered immaterial for presentation purposes relative to the size of the class.
(f)	Calculated based on average shares outstanding.
(g)	Realized and unrealized gains and losses per share in this caption are balancing amounts necessary to reconcile the change in net asset value per share for the period, and may not reconcile with the aggregate gains and losses in the Statement of Operations due to share transactions for the period.

See notes to financial statements.

64

STEWARD FUNDS

FINANCIAL HIGHLIGHTS

		Investment Operations:
	Net Asset			Net Realized and
	Value,	Net		Unrealized Gain/		Total from
	Beginning	Investment		(Loss) from		Investment
	of Period	Income		Investments		Operations
Steward International Enhanced Index Fund
Class A
Six months ended October 31, 2019 (Unaudited)	$22.01	$0.29	(d)	$(0.54)		$(0.25)
Year ended April 30, 2019	23.01	0.53		(1.01)		(0.48)
Year ended April 30, 2018	20.45	0.43		2.59		3.02
Year ended April 30, 2017	18.65	0.36		1.81		2.17
Year ended April 30, 2016	22.22	0.40	(d)	(3.27)		(2.87)
Year ended April 30, 2015	23.06	0.41		(0.71)		(0.30)
Class C
Six months ended October 31, 2019 (Unaudited)	$9.73	$—	(d)(f)	$(0.52)		$(0.52)
Year ended April 30, 2019	10.08	—	(f)	(0.35)		(0.35)
Period ended April 30, 2018(g)	10.00	—	(f)	0.23		0.23
Class R6
Six months ended October 31, 2019 (Unaudited)	$9.71	$0.09	(d)	$(0.26)		$(0.17)
Year ended April 30, 2019	10.05	—	(f)	(0.34)		(0.34)
Period ended April 30, 2018(g)	10.00	—	(f)	0.23		0.23
Institutional Class
Six months ended October 31, 2019 (Unaudited)	$22.08	$0.32	(d)	$(0.54)		$(0.22)
Year ended April 30, 2019	23.09	0.59		(1.01)		(0.42)
Year ended April 30, 2018	20.51	0.51		2.59		3.10
Year ended April 30, 2017	18.70	0.43		1.81		2.24
Year ended April 30, 2016	22.28	0.57	(d)	(3.38)		(2.81)
Year ended April 30, 2015	23.11	0.44		(0.65)		(0.21)
Steward Large Cap Enhanced Index Fund
Class A
Six months ended October 31, 2019 (Unaudited)	$43.28	$0.27		$0.91		$1.18
Year ended April 30, 2019	41.50	0.47		3.24		3.71
Year ended April 30, 2018	36.89	0.41		4.60		5.01
Year ended April 30, 2017	32.25	0.39		4.63		5.02
Year ended April 30, 2016	38.89	0.46		(1.31)		(0.85)
Year ended April 30, 2015	37.46	0.36		3.86		4.22
Class C
Six months ended October 31, 2019 (Unaudited)	$8.74	$—	(f)	$(0.04	)(h)	$(0.04)
Year ended April 30, 2019	9.79	—	(f)	0.46		0.46
Period ended April 30, 2018(g)	10.00	—	(f)	(0.02)		(0.02)
Class R6
Six months ended October 31, 2019 (Unaudited)	$8.55	$0.07		$0.17		$0.24
Year ended April 30, 2019	9.76	0.04		0.46		0.50
Period ended April 30, 2018(g)	10.00	—	(f)	0.01		0.01
Institutional Class
Six months ended October 31, 2019 (Unaudited)	$43.16	$0.33		$0.91		$1.24
Year ended April 30, 2019	41.34	0.60		3.23		3.83
Year ended April 30, 2018	36.72	0.53		4.57		5.10
Year ended April 30, 2017	32.07	0.48		4.63		5.11
Year ended April 30, 2016	38.70	0.62		(1.34)		(0.72)
Year ended April 30, 2015	37.30	0.47		3.86		4.33

Amounts designated as “—” are $0 or have been rounded to $0.

(a)	Not annualized for periods less than one year.
(b)	Annualized for periods less than one year.
(c)	Portfolio turnover is calculated on the basis of the Fund, as a whole, without distinguishing between the classes of shares issued.
(d)	Calculated based on average shares outstanding.
(e)	Excludes the value of portfolio securities delivered as a result of a redemption in-kind.
(f)	Expressed as “—” as the income and/or expenses accrued for the class were considered immaterial for presentation purposes relative to the size of the class.
(g)	For the period December 14, 2017 (commencement of operations) through April 30, 2018.
(h)	Realized and unrealized gains and losses per share in this caption are balancing amounts necessary to reconcile the change in net asset value per share for the period, and may not reconcile with the aggregate gains and losses in the Statement of Operations due to share transactions for the period.

See notes to financial statements.

	Distributions:							Supplemental data and ratios:
			In Excess					Ratio of		Ratio of Net
	Net		of Net		Net Asset		Net Assets,	Expenses to		Investment Income		Portfolio
	Investment	Capital	Investment	Total	Value, End	Total	End of Period	Average		to Average		Turnover
	Income	Gains	Income	Distributions	of Period	Return(a)	(000’s)	Net Assets		Net Assets(b)		Rate(a)(c)
Steward International Enhanced Index Fund
Class A
Six months ended October 31, 2019 (Unaudited)	$(0.28)	$—	$—	$(0.28)	$21.48	(1.09)%	$32,869	1.01%		2.70%		3%
Year ended April 30, 2019	(0.52)	—	—	(0.52)	22.01	(1.99)	29,734	1.01		2.43		10
Year ended April 30, 2018	(0.46)	—	—	(0.46)	23.01	14.92	27,085	1.02		1.88		10
Year ended April 30, 2017	(0.37)	—	—	(0.37)	20.45	11.85	17,922	1.01		1.88		16
Year ended April 30, 2016	(0.70)	—	—	(0.70)	18.65	(13.10)	16,268	1.00		2.14		11 (e)
Year ended April 30, 2015	(0.54)	—	—	(0.54)	22.22	(1.41)	15,520	1.02		1.84		12
Class C
Six months ended October 31, 2019 (Unaudited)	$—	$—	$—	$—	$9.21	(2.41)%	$—	—	%(f)	—	%(f)	3%
Year ended April 30, 2019	—	—	—	—	9.73	(3.47)	—	—	(f)	—	(f)	10
Period ended April 30, 2018(g)	(0.15)	—	—	(0.15)	10.08	2.32	—	—	(f)	—	(f)	10
Class R6
Six months ended October 31, 2019 (Unaudited)	$(0.32)	$—	$—	$(0.32)	$9.22	(1.69)%	$637	0.70%		2.06%		3%
Year ended April 30, 2019	—	—	—	—	9.71	(3.38)	—	—	(f)	—	(f)	10
Period ended April 30, 2018(g)	(0.18)	—	—	(0.18)	10.05	2.32	—	—	(f)	—	(f)	10
Institutional Class
Six months ended October 31, 2019 (Unaudited)	$(0.31)	$—	$—	$(0.31)	$21.55	(0.96)%	$115,087	0.75%		2.99%		3%
Year ended April 30, 2019	(0.59)	—	—	(0.59)	22.08	(1.74)	116,694	0.71		2.73		10
Year ended April 30, 2018	(0.52)	—	—	(0.52)	23.09	15.29	112,524	0.71		2.28		10
Year ended April 30, 2017	(0.43)	—	—	(0.43)	20.51	12.24	114,580	0.67		2.22		16
Year ended April 30, 2016	(0.77)	—	—	(0.77)	18.70	(12.82)	104,190	0.65		2.93		11 (e)
Year ended April 30, 2015	(0.62)	—	—	(0.62)	22.28	(1.01)	286,947	0.64		1.95		12
Steward Large Cap Enhanced Index Fund
Class A
Six months ended October 31, 2019 (Unaudited)	$(0.11)	$—	$—	$(0.11)	$44.35	2.74%	$45,080	0.78%		1.27%		5%
Year ended April 30, 2019	(0.42)	(1.51)	—	(1.93)	43.28	9.78	41,401	0.80		1.09		27
Year ended April 30, 2018	(0.40)	—	—	(0.40)	41.50	13.61	47,998	0.84		1.02		23
Year ended April 30, 2017	(0.38)	—	—	(0.38)	36.89	15.63	47,052	0.82		1.10		25
Year ended April 30, 2016	(0.49)	(4.26)	(1.04)	(5.79)	32.25	(2.01)	52,151	0.82		1.30		91 (e)
Year ended April 30, 2015	(0.34)	(2.45)	—	(2.79)	38.89	11.35	50,747	0.86		0.97		33
Class C
Six months ended October 31, 2019 (Unaudited)	$—	$—	$—	$—	$8.70	1.36%	$—	—	%(f)	—	%(f)	5%
Year ended April 30, 2019	—	(1.51)	—	(1.51)	8.74	8.13	—	—	(f)	—	(f)	27
Period ended April 30, 2018(g)	(0.19)	—	—	(0.19)	9.79	(0.27)	—	—	(f)	—	(f)	23
Class R6
Six months ended October 31, 2019 (Unaudited)	$(0.19)	$—	$—	$(0.19)	$8.60	2.83%	$54,886	0.43%		1.63%		5%
Year ended April 30, 2019	(0.20)	(1.51)	—	(1.71)	8.55	8.70	55,924	0.46		1.20		27
Period ended April 30, 2018(g)	(0.25)	—	—	(0.25)	9.76	0.02	—	—	(f)	—	(f)	23
Institutional Class
Six months ended October 31, 2019 (Unaudited)	$(0.17)	$—	$—	$(0.17)	$44.23	2.88%	$334,492	0.53%		1.53%		5%
Year ended April 30, 2019	(0.50)	(1.51)	—	(2.01)	43.16	10.13	328,404	0.50		1.39		27
Year ended April 30, 2018	(0.48)	—	—	(0.48)	41.34	13.93	345,522	0.54		1.32		23
Year ended April 30, 2017	(0.46)	—	—	(0.46)	36.72	16.02	319,230	0.50		1.40		25
Year ended April 30, 2016	(0.61)	(4.26)	(1.04)	(5.91)	32.07	(1.67)	253,302	0.48		1.66		91 (e)
Year ended April 30, 2015	(0.48)	(2.45)	—	(2.93)	38.70	11.71	292,898	0.50		1.30		33

Amounts designated as “—” are $0 or have been rounded to $0.

(a)	Not annualized for periods less than one year.
(b)	Annualized for periods less than one year.
(c)	Portfolio turnover is calculated on the basis of the Fund, as a whole, without distinguishing between the classes of shares issued.
(d)	Calculated based on average shares outstanding.
(e)	Excludes the value of portfolio securities delivered as a result of a redemption in-kind.
(f)	Expressed as “—” as the income and/or expenses accrued for the class were considered immaterial for presentation purposes relative to the size of the class.
(g)	For the period December 14, 2017 (commencement of operations) through April 30, 2018.
(h)	Realized and unrealized gains and losses per share in this caption are balancing amounts necessary to reconcile the change in net asset value per share for the period, and may not reconcile with the aggregate gains and losses in the Statement of Operations due to share transactions for the period.

See notes to financial statements.

STEWARD FUNDS

FINANCIAL HIGHLIGHTS

		Investment Operations:
	Net Asset			Net Realized and
	Value,	Net		Unrealized Gain/		Total from
	Beginning	Investment		(Loss) from		Investment
	of Period	Income		Investments		Operations
Steward Small-Mid Cap Enhanced Index Fund
Class A
Six months ended October 31, 2019 (Unaudited)	$13.94	$0.05	(d)	$(0.36)		$(0.31)
Year ended April 30, 2019	15.70	0.09		0.03	(e)	0.12
Year ended April 30, 2018	15.44	0.11		1.37		1.48
Year ended April 30, 2017	13.26	0.06		2.64		2.70
Year ended April 30, 2016	15.33	0.08		(0.51)		(0.43)
Year ended April 30, 2015	16.04	0.08		1.41		1.49
Class C
Six months ended October 31, 2019 (Unaudited)	$6.82	$—	(d)(f)	$(0.21)		$(0.21)
Year ended April 30, 2019	8.76	—	(f)	(0.16)		(0.16)
Period ended April 30, 2018(g)	10.00	—	(f)	(0.04)		(0.04)
Class R6
Six months ended October 31, 2019 (Unaudited)	$6.78	$0.03	(d)	$(0.15)		$(0.12)
Year ended April 30, 2019	8.74	—	(f)	(0.18)		(0.18)
Period ended April 30, 2018(g)	10.00	—	(f)	(0.04)		(0.04)
Institutional Class
Six months ended October 31, 2019 (Unaudited)	$14.19	$0.07	(d)	$(0.36)		$(0.29)
Year ended April 30, 2019	15.93	0.13		0.04	(e)	0.17
Year ended April 30, 2018	15.65	0.15		1.39		1.54
Year ended April 30, 2017	13.43	0.11		2.67		2.78
Year ended April 30, 2016	15.51	0.12		(0.52)		(0.40)
Year ended April 30, 2015	16.20	0.12		1.43		1.55
Steward Select Bond Fund
Class A
Six months ended October 31, 2019 (Unaudited)	$24.36	$0.26	(d)	$0.63		$0.89
Year ended April 30, 2019	23.96	0.49		0.39		0.88
Year ended April 30, 2018	24.58	0.40		(0.60)		(0.20)
Year ended April 30, 2017	24.99	0.43		(0.40)		0.03
Year ended April 30, 2016	24.97	0.46		—		0.46
Year ended April 30, 2015	24.72	0.46		0.25		0.71
Class C
Six months ended October 31, 2019 (Unaudited)	$9.71	$—	(f)	$(0.03	)(e)	$(0.03)
Year ended April 30, 2019	9.57	—	(f)	0.14		0.14
Period ended April 30, 2018(g)	10.00	—	(f)	(0.22)		(0.22)
Class R6
Six months ended October 31, 2019 (Unaudited)	$9.66	$—	(f)	$(0.01	)(e)	$(0.01)
Year ended April 30, 2019	9.52	—	(f)	0.14		0.14
Period ended April 30, 2018(g)	10.00	—	(f)	(0.23)		(0.23)
Institutional Class
Six months ended October 31, 2019 (Unaudited)	$24.25	$0.29	(d)	$0.62		$0.91
Year ended April 30, 2019	23.85	0.55		0.40		0.95
Year ended April 30, 2018	24.47	0.48		(0.61)		(0.13)
Year ended April 30, 2017	24.87	0.51		(0.39)		0.12
Year ended April 30, 2016	24.85	0.53		0.01		0.54
Year ended April 30, 2015	24.61	0.54		0.25		0.79

Amounts designated as “—” are $0 or have been rounded to $0.

(a)	Not annualized for periods less than one year.
(b)	Annualized for periods less than one year.
(c)	Portfolio turnover is calculated on the basis of the Fund, as a whole, without distinguishing between the classes of shares issued.
(d)	Calculated based on average shares outstanding.
(e)	Realized and unrealized gains and losses per share in this caption are balancing amounts necessary to reconcile the change in net asset value per share for the period, and may not reconcile with the aggregate gains and losses in the Statement of Operations due to share transactions for the period.
(f)	Expressed as “—” as the income and/or expenses accrued for the class were considered immaterial for presentation purposes relative to the size of the class.
(g)	For the period December 14, 2017 (commencement of operations) through April 30, 2018.

See notes to financial statements.

67

	Distributions:						Supplemental data and ratios:
							Ratio of		Ratio of Net
	Net			Net Asset		Net Assets,	Expenses to		Investment Income		Portfolio
	Investment	Capital	Total	Value, End	Total	End of Period	Average		to Average		Turnover
	Income	Gains	Distributions	of Period	Return(a)	(000’s)	Net Assets(b)		Net Assets(b)		Rate(a)(c)
Steward Small-Mid Cap Enhanced Index Fund
Class A
Six months ended October 31, 2019 (Unaudited)	$(0.03)	$—	$(0.03)	$13.60	(2.19)%	$65,595	0.82%		0.79%		3%
Year ended April 30, 2019	(0.10)	(1.78)	(1.88)	13.94	3.18	71,719	0.81		0.56		33
Year ended April 30, 2018	(0.08)	(1.14)	(1.22)	15.70	9.59	77,227	0.83		0.69		29
Year ended April 30, 2017	(0.07)	(0.45)	(0.52)	15.44	20.44	69,001	0.87		0.43		36
Year ended April 30, 2016	(0.09)	(1.55)	(1.64)	13.26	(2.39)	55,445	0.85		0.59		33
Year ended April 30, 2015	(0.08)	(2.12)	(2.20)	15.33	9.85	60,408	0.84		0.50		37
Class C
Six months ended October 31, 2019 (Unaudited)	$—	$—	$—	$6.61	(2.60)%	$—	—	%(f)	—	%(f)	3%
Year ended April 30, 2019	—	(1.78)	(1.78)	6.82	2.55	—	—	(f)	—	(f)	33
Period ended April 30, 2018(g)	(0.06)	(1.14)	(1.20)	8.76	(0.48)	—	—	(f)	—	(f)	29
Class R6
Six months ended October 31, 2019 (Unaudited)	$(0.06)	$—	$(0.06)	$6.60	(1.78)%	$84	0.48%		0.98%		3%
Year ended April 30, 2019	—	(1.78)	(1.78)	6.78	2.27	3	—	(f)	—	(f)	33
Period ended April 30, 2018(g)	(0.08)	(1.14)	(1.22)	8.74	(0.56)	—	—	(f)	—	(f)	29
Institutional Class
Six months ended October 31, 2019 (Unaudited)	$(0.05)	$—	$(0.05)	$13.85	(2.02)%	$156,188	0.57%		1.04%		3%
Year ended April 30, 2019	(0.13)	(1.78)	(1.91)	14.19	3.51	153,576	0.53		0.84		33
Year ended April 30, 2018	(0.12)	(1.14)	(1.26)	15.93	9.87	154,975	0.57		0.95		29
Year ended April 30, 2017	(0.11)	(0.45)	(0.56)	15.65	20.80	130,717	0.58		0.72		36
Year ended April 30, 2016	(0.13)	(1.55)	(1.68)	13.43	(2.15)	101,597	0.57		0.87		33
Year ended April 30, 2015	(0.12)	(2.12)	(2.24)	15.51	10.19	93,821	0.56		0.78		37
Steward Select Bond Fund
Class A
Six months ended October 31, 2019 (Unaudited)	$(0.24)	$—	$(0.24)	$25.01	3.67%	$10,087	0.94%		2.02%		11%
Year ended April 30, 2019	(0.48)	—	(0.48)	24.36	3.72	10,115	0.95		1.97		25
Year ended April 30, 2018	(0.42)	—	(0.42)	23.96	(0.82)	11,134	0.96		1.67		5
Year ended April 30, 2017	(0.44)	—	(0.44)	24.58	0.11	10,664	0.95		1.71		18
Year ended April 30, 2016	(0.44)	—	(0.44)	24.99	1.87	11,719	0.95		1.80		11
Year ended April 30, 2015	(0.46)	—	(0.46)	24.97	2.92	15,208	0.96		1.83		13
Class C
Six months ended October 31, 2019 (Unaudited)	$—	$—	$—	$9.68	2.14%	$—	—	%(f)	—	%(f)	11%
Year ended April 30, 2019	—	—	—	9.71	1.46	—	—	(f)	—	(f)	25
Period ended April 30, 2018(g)	(0.21)	—	(0.21)	9.57	(2.27)	—	—	(f)	—	(f)	5
Class R6
Six months ended October 31, 2019 (Unaudited)	$—	$—	$—	$9.65	2.88%	$—	—	%(f)	—	%(f)	11%
Year ended April 30, 2019	—	—	—	9.66	1.47	—	—	(f)	—	(f)	25
Period ended April 30, 2018(g)	(0.25)	—	(0.25)	9.52	(2.30)	—	—	(f)	—	(f)	5
Institutional Class
Six months ended October 31, 2019 (Unaudited)	$(0.27)	$—	$(0.27)	$24.89	3.79%	$152,087	0.69%		2.27%		11%
Year ended April 30, 2019	(0.55)	—	(0.55)	24.25	4.05	152,356	0.66		2.28		25
Year ended April 30, 2018	(0.49)	—	(0.49)	23.85	(0.54)	151,593	0.66		1.98		5
Year ended April 30, 2017	(0.52)	—	(0.52)	24.47	0.50	147,953	0.61		2.05		18
Year ended April 30, 2016	(0.52)	—	(0.52)	24.87	2.22	138,503	0.60		2.16		11
Year ended April 30, 2015	(0.55)	—	(0.55)	24.85	3.26	138,956	0.62		2.19		13

Amounts designated as “—” are $0 or have been rounded to $0.

(a)	Not annualized for periods less than one year.
(b)	Annualized for periods less than one year.
(c)	Portfolio turnover is calculated on the basis of the Fund, as a whole, without distinguishing between the classes of shares issued.
(d)	Calculated based on average shares outstanding.
(e)	Realized and unrealized gains and losses per share in this caption are balancing amounts necessary to reconcile the change in net asset value per share for the period, and may not reconcile with the aggregate gains and losses in the Statement of Operations due to share transactions for the period.
(f)	Expressed as “—” as the income and/or expenses accrued for the class were considered immaterial for presentation purposes relative to the size of the class.
(g)	For the period December 14, 2017 (commencement of operations) through April 30, 2018.

See notes to financial statements.

68

STEWARD FUNDS

NOTES TO FINANCIAL STATEMENTS — October 31, 2019 (Unaudited)

Note 1 — Organization:

Steward Funds, Inc. (“SFI”), a Maryland corporation, is registered under the Investment Company Act of 1940, as amended, (the “1940 Act”), as a diversified open-end management investment company and follows the investment company accounting and reporting guidance under Financial Accounting Standards Board (“FASB”) Accounting Standards Codification (“ASC”) Topic 946 “Financial Services — Investment Companies.” As of October 31, 2019, SFI is composed of six separate operational funds, each a series of SFI (each a “Fund” and collectively the “Funds”). The accompanying financial statements are presented for the following six Funds:

Steward Covered Call Income Fund

Steward Global Equity Income Fund

Steward International Enhanced Index Fund

Steward Large Cap Enhanced Index Fund

Steward Small-Mid Cap Enhanced Index Fund

Steward Select Bond Fund

Each Fund currently offers four classes of shares: “Class A”, “Class C”, “Class R6” (formerly, Class K), and “Institutional Class” (each a “Class” and collectively the “Classes”). Each Class of shares has equal rights as to earnings, assets and voting privileges, except that each Class has a different expense structure. Each Class of shares has exclusive voting rights with respect to matters that affect just that Class or on which the interests of the Class differ from the interests of the other Classes. Income and realized and unrealized gains and losses on investments are allocated to each Class of shares based on its relative net assets.

Note 2 — Investment Objectives:

Steward Covered Call Income Fund seeks to provide dividend income and options premium income, with the potential for capital appreciation and less volatility than the broad equity market. The Fund invests primarily in common stocks of large capitalization U.S. companies, most of which pay dividends, with sufficient liquidity and option market interest to suggest that call options can readily be written on those securities. The Fund writes (sells) covered call options on those securities with the overall goal of providing options premium income and lowering volatility of the Fund’s portfolio when compared to the broader uncovered large capitalization securities market.

Steward Global Equity Income Fund seeks to provide current income along with growth of capital. The Fund invests primarily in dividend-paying common stocks of large, medium and small capitalization companies that represent a broad spectrum of the global economy. The Fund’s non-U.S. investments will be primarily in the form of Depositary Receipts (“DRs”) or dual listed securities, or U.S. dollar-denominated instruments representing securities of non-U.S. issuers that are traded in the U.S. or in non-U.S. markets.

Steward International Enhanced Index Fund seeks to provide long-term capital appreciation. The Fund invests primarily in DRs or dual listed securities representing securities of companies located or domiciled outside of the United States and allocates selectively between securities of developed market companies and emerging market companies.

Steward Large Cap Enhanced Index Fund seeks to provide long-term capital appreciation. The Fund invests primarily in common stocks of large capitalization companies that represent a broad spectrum of the United States economy and allocates selectively between growth and value securities.

Steward Small-Mid Cap Enhanced Index Fund seeks to provide long-term capital appreciation. The Fund invests primarily in common stocks of small and medium capitalization companies that represent a broad spectrum of the United States economy and allocates selectively between growth and value securities.

Steward Select Bond Fund seeks to provide high current income with capital appreciation. The Fund invests primarily in fixed income securities, such as corporate bonds, mortgage-backed securities and government and agency bonds and notes.

In pursuing their investment objectives, the Funds apply a comprehensive set of values-based screens to all of their portfolio investments.

Note 3 — Significant Accounting Policies:

The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America (“GAAP”) requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of income and expenses during the reporting period. Actual results could differ from those estimates. The following summarizes the significant accounting policies of the Funds.

Portfolio Valuation: Fund investments are recorded at fair value. In determining fair value, the Funds use various valuation approaches. Equity securities listed on a domestic or foreign exchange are valued at the last sale price on the day of valuation or, if there was no sale that day, at the mean between the last reported bid and asked prices as of the close of trading. Equity securities traded on The NASDAQ Stock Market LLC (“NASDAQ”) use the official closing price, if available, and otherwise, use the last reported sale price, or the mean between the last reported bid and asked prices if there was no sale on that day. Equity securities that are traded in the over-the-counter market only, but that are not included on NASDAQ, are valued at the last sale price on the day of valuation. These prices will be obtained by the Funds’ accounting services agent from an approved pricing source. Debt securities (other than short-term obligations), including listed issues, are valued at the bid price as obtained from an approved pricing source. Short-term obligations (those with remaining maturities of 60 days or less) are valued at amortized cost. Open-end money market mutual funds are valued at net asset value per share. Exchange-traded options are valued (i) at the last reported sale price, or, (ii) if there is no last sale price, at the most recent bid for long options and the most recent ask for short options. Each of these methods has been determined in good faith by the Funds’ Board of Directors (the “Board”) to represent fair value for the affected securities. If securities or other assets held by the Funds cannot be valued as set forth above or if a market price or quotation for a security or other asset is not readily available, or cannot be determined, or if any market price or quotation is deemed to be unreliable or inaccurate by the Funds’ investment adviser, the security will be priced at its fair value in accordance with procedures approved by the Board.

GAAP establishes a fair value hierarchy for inputs used in measuring fair value that maximizes the use of observable inputs and minimizes the use of unobservable inputs by requiring that the most observable inputs be used when available. Observable inputs are those that market participants would use in pricing the asset or liability based on market data obtained from sources independent of the Funds. Unobservable inputs reflect the Funds’ assumptions about the inputs market participants would use in pricing the asset or liability developed based on the best information available in the circumstances.

The fair value hierarchy is categorized into three levels based on the inputs as follows:

Level 1 — Quoted prices in active markets for identical securities and net asset values for money market funds.

Level 2 — Other significant observable inputs other than Level 1 quoted prices (including, but not limited to, quoted prices for similar securities, interest rates, prepayment speeds and credit risks).

Level 3 — Significant unobservable inputs (including the Funds’ own assumptions in determining the fair value of investments).

Pursuant to these valuation policies, equity securities and written options contracts are generally categorized as Level 1 securities in the fair value hierarchy (unless there is a fair valuation event, in which case affected securities are generally categorized as Level 2). Debt securities are generally categorized as Level 2 securities in the fair value hierarchy, except that U.S. Treasury debt securities may be categorized as Level 1. Money market funds are generally categorized as Level 1 securities in the fair value hierarchy. Changes in valuation techniques may result in transfers in or out of an assigned level within the fair value hierarcy.

The following table presents a summary of inputs used to value the Funds’ investments as of October 31, 2019:

	Investments in Securities
Fund	LEVEL 1	LEVEL 2	LEVEL 3		Total
Steward Covered Call Income Fund
Security Type
Common Stocks*	$31,191,730	$—	$—		$31,191,730
Money Market Fund	128,657	—	—		128,657
Total Investment Securities	$31,320,387	$—	$—		$31,320,387
Other Financial Instruments:^
Written Call Options	$(779,861)	$—	$—		$(779,861)
Total Investments	$30,540,526	$—	$—		$30,540,526
Steward Global Equity Income Fund
Security Type
Common Stocks*	$313,833,539	$—	$—		$313,833,539
Money Market Fund	4,070,819	—	—		4,070,819
Preferred Stocks*	4,819,981	—	—		4,819,981
Total Investments	$322,724,339	$—	$—		$322,724,339
Steward International Enhanced Index Fund
Security Type
Common Stocks*	$140,836,474	$461,033	$—		$141,297,507
Money Market Fund	2,156,564	—	—		2,156,564
Preferred Stocks*	4,920,795	—	—		4,920,795
Total Investments	$147,913,833	$461,033	$—		$148,374,866
Steward Large Cap Enhanced Index Fund
Security Type
Common Stocks*	$431,316,728	$—	$—		$431,316,728
Money Market Fund	3,204,679	—	—		3,204,679
Total Investments	$434,521,407	$—	$—		$434,521,407
Steward Small-Mid Cap Enhanced Index Fund
Security Type
Common Stocks*	$220,326,275	$289	$—		$220,326,564
Money Market Fund	1,668,197	—	—		1,668,197
Right*	—	—	—	**	—
Total Investments	$221,994,472	$289	$—		$221,994,761
Steward Select Bond Fund
Security Type
Corporate Bonds*	$—	$102,661,866	$—		$102,661,866
Money Market Fund	4,339,006	—	—		4,339,006
Municipal Bonds	—	3,382,693	—		3,382,693
U.S. Government Agencies	—	20,259,295	—		20,259,295
U.S. Government Agency Mortgage-Backed Obligations	—	10,857,572	—		10,857,572
U.S. Treasury Obligations	—	17,361,253	—		17,361,253
Preferred Stocks*	1,875,450	398,175	—		2,273,625
Total Investments	$6,214,456	$154,920,854	$—		$161,135,310

*	Please refer to the Schedule of Portfolio Investments to view common stocks, corporate bonds, preferred stocks and rights segregated by industry type.

**	Level 3 security has zero value.

^	Other Financial Instruments would include any derivative instruments, such as written options contracts. These investments are generally recorded in the financial statements at fair value.

Securities Transactions and Investment Income: Portfolio security transactions are recorded on trade date. Net realized gains or losses on sales of securities are determined by the identified cost method. Interest income, adjusted for accretion of discounts and amortization of premiums, is recorded on the accrual basis. Debt obligations may be placed in non-accrual status and related interest income may be reduced by ceasing current accruals and writing off interest receivables when the collection of all or a portion of interest has become doubtful as identified by the Funds’ investment adviser as part of the valuation process. The treatment of such interest income may be different for federal income tax purposes. Discounts and premiums on securities purchased are amortized or accreted using the effective interest method. Dividend income is recorded on the ex-dividend date, or as soon as practical after a Fund determines the existence of a dividend declaration after exercising reasonable due diligence. Income and capital gains on some foreign securities may be subject to foreign withholdings taxes, which are accrued as applicable, and have been provided for in accordance with the Funds’ understanding of the applicable country’s tax rules and regulations.

Dividends and Distributions to Shareholders: Dividends from net investment income, if any, from the Funds are declared and paid quarterly. All net realized long-term or short-term capital gains, if any, are declared and distributed at least annually.

Income dividends and capital gains distributions are recorded on the ex-dividend date and are determined in accordance with income tax regulations, which may differ from GAAP. These differences are primarily due to differing treatments of income, gains and losses on various investment securities held by the Funds, timing differences in the recognition of income, gains and losses and differing characterizations of distributions made by the Funds. Distributions which exceed net investment income and net realized capital gains for financial reporting purposes but not for tax purposes are reported as distributions in excess of net investment income or net realized gains. To the extent they exceed net investment income and net realized capital gains for tax purposes, they are reported as distribution of capital.

Written Options Contracts: Steward Covered Call Income Fund may write (sell) covered call options. Premiums received from written options contracts are recorded as liabilities and are marked-to-market to reflect the current value of the options written. When writing an option, the Fund bears the market risk of unfavorable changes in the price of the underlying instrument.

The notional amount of written options outstanding at October 31, 2019 and the month-end average notional amount was $28,095,900. The monthly average notional amount for written options contracts for the period May 1, 2019 through October 31, 2019 was $26,396,493.

Transactions in derivative instruments reflected on the Statements of Assets and Liabilities and Statements of Operations, categorized by risk exposure, as of October 31, 2019, are:

		Liability Derivatives
Fund	Primary Risk Exposure	Statements of Asset and Liabilities Location	Total Fair Value
Steward Covered Call Income Fund	Equity Risk Options Contracts	Written options at fair value	$(779,861)

		Realized Gain/(Loss) on	Change in Unrealized
		Derivatives Recognized	Appreciation/(Depreciation) on
		as a Result from	Derivatives Recognized as
		Operations	a Result from Operations
Change in unrealized
	Primary Risk	Net realized gains on	appreciation on options
Fund	Exposure	options transactions	transactions
Steward Covered Call Income Fund	Equity Risk	$456,873	$251,316

Federal Income Taxes: The Funds intend to qualify as regulated investment companies under Sub-Chapter M of the Internal Revenue Code and accordingly, will generally not be subject to federal and state income taxes or federal excise taxes to the extent that they intend to make sufficient distributions of net investment income and net realized capital gains.

As of and during the period ended October 31, 2019, the Funds did not have a liability for any unrecognized tax benefits. The Funds recognize interest and penalties, if any, related to unrecognized tax benefits as income tax expense in the Statements of Operations. During the period, the Funds did not incur any interest or penalties. For all open tax years, management of the Funds has concluded that there are no significant uncertain tax positions that would require recognition in the financial statements. Further, management of the Funds is not aware of any tax positions for which it is reasonably possible that the total amounts of any unrecognized tax benefits will significantly change over the next fiscal year.

Allocation of Expenses: Expenses directly attributable to a Fund or Class are charged directly to that Fund or Class, while expenses that are attributable to more than one Fund or Class are allocated among the respective Funds and their Classes based upon relative net assets or some other reasonable method as determined by the Board.

Foreign Securities: Investments in securities of issuers in foreign countries involves risks not associated with domestic investments. These risks include, but are not limited to: (1) political and financial instability; (2) currency exchange rate fluctuations; (3) greater price volatility and less liquidity in particular securities and in certain foreign markets; (4) lack of uniform accounting, auditing and financial reporting standards; (5) less government regulation and supervision of some foreign stock exchanges, brokers and listed companies; (6) delays in transaction settlement in certain foreign markets; and (7) less availability of information. Securities of issuers in emerging and developing countries raise additional risks relative to investments in developed country issuers, including exposure to less mature and diversified economies and to less stable market and political systems, as well as to possible currency transfer restrictions, delays and disruptions in settlement of transactions, and higher volatility than found in developed countries.

Affiliated Securities Transactions: Pursuant to Rule 17a-7 under the 1940 Act, the Funds may engage in securities transactions with affiliated investment companies and advisory accounts managed by Crossmark Global Investments, Inc. (“Crossmark Global Investments” or the “Adviser”). Any such purchase or sale transaction must be effected without a brokerage commission or other remuneration, except for customary transfer fees. The transaction must be effected at the current market price, which is either the security’s last sale price on an exchange or, if there are no transactions in the security that day, at the average of the highest bid and lowest asked price. During the period ended October 31, 2019, the Funds did not engage in any Rule 17a-7 transactions.

Recent Accounting Pronouncements: In March 2017, FASB issued Accounting Standards Update No. 2017-08 “Premium Amortization on Purchased Callable Debt Securities” (“ASU 2017-08”), which shortens the premium amortization period for purchased non-contingently callable debt securities. ASU 2017-08 specifies that the premium amortization period ends at the earliest call date for purchased non-contingently callable debt securities. For public business entities, ASU 2017-08 is effective for fiscal years, and interim periods within those fiscal years, beginning after December 15, 2018. Management has adopted ASU 2017-08 in the current period and it does not materially impact the Funds’ financial statements.

In August 2018, FASB issued Accounting Standards Update No. 2018-13, “Disclosure Framework — Changes to the Disclosure Requirements for Fair Value Measurement” (“ASU 2018-13”). This update makes certain removals from, changes to and additions to existing disclosure requirements for fair value measurement. In addition, the amendments clarify that materiality is an appropriate consideration when evaluating disclosure requirements. ASU 2018-13 is effective for financial statements issued for fiscal years beginning after December 15, 2019, and interim periods within those fiscal years. Early adoption is permitted for any eliminated or modified disclosures upon issuance of ASU 2018-13. The Funds have early adopted certain provisions of ASU 2018-13 as permitted and eliminated or modified disclosures within the financial statements. Management does not believe that final adoption of all provisions of ASU 2018-13 will materially impact the Funds’ financial statements.

Note 4 — Investment Advisory and Other Agreements:

Crossmark Global Investments, a wholly-owned subsidiary of Crossmark Global Holdings, Inc. (“Crossmark Global Holdings”), serves as investment adviser to the Funds. Crossmark Global Investments provides investment advisory services to investment companies, pension and profit sharing accounts, corporations and individuals. Subject to the authority of the Board, the Adviser provides the Funds with continuous investment advisory services in accordance with an investment advisory agreement between the Adviser and SFI, on behalf of the Funds. Crossmark Global Investments receives compensation for its services as investment adviser. The fee is accrued daily and paid monthly based on each Fund’s average daily net assets. Pursuant to the terms of the investment advisory agreement, Crossmark Global Investments has full discretion to manage the assets of the Funds in accordance with their investment objectives.

On May 16, 2019, in connection with a proposal by Crossmark Global Investments, the Board approved a new investment advisory agreement (the “New Advisory Agreement”), subject to shareholder approval, which was approved by shareholders of each Fund on July 29, 2019. The new investment advisory agreement took effect on August 1, 2019 and the prior investment advisory agreement was terminated. Crossmark provides the same advisory services under the New Advisory Agreement that it provided under the prior investment advisory agreement, but also provides the values-based screening services that were provided by Crossmark Consulting, LLC (“Crossmark Consulting”), an affiliate of Crossmark Global Investments and a wholly-owned subsidiary of Crossmark Global Holdings, prior to August 1, 2019. The changes to the fees each Fund pays to Crossmark Global Investments for advisory services, and the values-based screening services described below, under the New Advisory Agreement are set forth in the table below. The annual fee rates are applied to the average daily net assets of the applicable Fund.

Advisory Agreement Fee Schedule	New Advisory Agreement Fee Schedule
(prior to August 1, 2019)	(effective August 1, 2019)
Steward Covered Call Income Fund	Steward Covered Call Income Fund

— 0.45% for all assets	— 0.625% of the first $1 billion

— 0.5625% of assets over $1 billion

Steward Global Equity Income Fund	Steward Global Equity Income Fund

— 0.30% of the first $500 million	— 0.625% of the first $1 billion

— 0.25% of the next $500 million	— 0.5625% of assets over $1 billion

— 0.20% of assets over $1 billion

Steward International Enhanced Index Fund	Steward International Enhanced Index Fund

— 0.30% of the first $500 million	— 0.365% of the first $1 billion

— 0.25% of the next $500 million	— 0.3285% of assets over $1 billion

— 0.20% of the assets over $1 billion

Steward Large Cap Enhanced Index Fund	Steward Large Cap Enhanced Index Fund

— 0.15% of the first $500 million	— 0.215% of the first $1 billion

— 0.125% of the next $500 million	— 0.1935% of assets over $1 billion

— 0.10% of assets over $1 billion

Steward Small-Mid Cap Enhanced Index Fund	Steward Small-Mid Cap Enhanced Index Fund

— 0.15% of the first $500 million	— 0.215% of the first $1 billion

— 0.125% of the next $500 million	— 0.1935% of assets over $1 billion

— 0.10% of assets over $1 billion

Steward Select Bond Fund	Steward Select Bond Fund

— 0.25% of the first $500 million	— 0.315% of the first $1 billion

— 0.20% of the next $500 million	— 0.2835% of assets over $1 billion

— 0.175% of assets over $1 billion

Crossmark Global Investments has entered into an expense limitation agreement with Steward Covered Call Income Fund. Under the terms of the agreement, to the extent that ordinary operating expenses incurred by each Class of Steward Covered Call Income Fund in any fiscal year exceed the expense limit for such Class of the Fund, such excess amount will be the liability of the Adviser. Brokerage costs, interest, taxes, dividend expense on short positions, litigation and indemnification expenses, expenses associated with the investments in underlying investment companies, and extraordinary expenses are excluded from the expense limitation agreement. The expense limitation agreement may be terminated by the Board at any time and will terminate automatically upon the termination of the Advisory Agreement. As of October 31, 2019, the expense limitations were as follows:

	In effect through August 30, 2020
				Institutional
Fund	Class A	Class C	Class R6	Class
Steward Covered Call Income Fund	1.25%	2.00%	0.90%	1.00%

Steward Covered Call Income Fund has agreed to repay fees and expenses that were contractually waived or reimbursed by the Adviser for a period up to three fiscal years after the fiscal year in which such waiver or reimbursement was made to the extent such repayments would not cause the ordinary operating expenses of a Class to exceed the expense limitation in place at time of the waiver or reimbursement or any expense limitation agreement in place at the time of repayment, whichever is lower. Any amounts repaid by the Fund and recouped by the Adviser during the year are reflected on the Statements of Operations as “Recoupment of prior expenses reimbursed by the Adviser.”

As of October 31, 2019, the amounts subject to repayment by the Fund in subsequent years under the expense limitation agreement were as follows:

	Expires	Expires	Expires
Fund	April 30, 2021	April 30, 2022	April 30, 2023
Steward Covered Call Income Fund	$15,048	$37,844	$45,086

Prior to August 1, 2019, Crossmark Consulting served as administrator for the Funds. For its services as administrator, Crossmark Consulting received a monthly fee from the Funds calculated at the annual rate of 0.075% on the first $500 million of the Funds’ aggregate average daily net assets. The rate declined to 0.03% of the Funds’ aggregate average daily net assets in excess of $500 million. Effective August 1, 2019, these administration services, as well as the compliance services described below, are provided to the Funds by Crossmark Global Investments pursuant to a new administration agreement (the “New Administration Agreement”) and the agreement with Crossmark Consulting for these administration services was terminated. For its administration and compliance services under the New Administration Agreement, Crossmark receives a monthly fee from each Fund calculated at the annual rate of 0.075% on the first $1 billion of the average daily net assets of that Fund and 0.0675% of assets over $1 billion.

Prior to August 1, 2019, Crossmark Consulting also served as a consultant to the Funds with respect to values-based investing. Crossmark Consulting received its consulting fee monthly, based on the annual average aggregate daily net assets of the Funds as set forth in the table below. The annual rates were applied to the average daily net assets of all Funds in the aggregate.

First	$500 million	0.08%
Next	$500 million	0.05%
Over	$1 billion	0.02%

Effective August 1, 2019, these values-based screening services are provided to the Funds by Crossmark Global Investments pursuant to the New Advisory Agreement and the agreement with Crossmark Consulting for these services was terminated.

Prior to August 1, 2019, Crossmark Consulting, pursuant to a Compliance Services Agreement, provided certain compliance services for the Funds. Each Fund paid Crossmark Consulting a monthly fee based on the annual average daily net assets of the Fund as follows for compliance services:

First	$500 million	0.025%
Next	$500 million	0.020%
Over	$1 billion	0.015%

Effective August 1, 2019, these compliance services are provided to the Funds by Crossmark Global Investments pursuant to the New Administration Agreement and the agreement with Crossmark Consulting for these services was terminated.

Pursuant to the Class Action and Fair Fund Services Agreement, Crossmark Consulting receives fees totaling 6% of amounts received by the Funds from Fair Funds, as defined in the agreement.

Crossmark Distributors, Inc. (“Crossmark Distributors”) serves as the distributor of the Funds’ shares. Crossmark Distributors is an affiliate of Crossmark Global Investments, and both are wholly-owned subsidiaries of Crossmark Global Holdings.

Each of the Funds has adopted a Service and Distribution Plan (the “Plan”) pursuant to Rule 12b-1 under the 1940 Act, which permits each Fund, out of the assets of the Fund attributable to its Class A and Class C shares, to compensate Crossmark Distributors for its services in connection with the distribution of the Fund’s Class A and Class C shares and for the provision of certain services to Class A and Class C shareholders. Under the Plan, each Fund pays Crossmark Distributors an amount computed monthly at the annual rates of 0.25% and 1.00% of the Fund’s Class A and Class C average daily net assets (including reinvested dividends paid with respect to those assets), respectively. Of this amount, Crossmark Distributors may allocate to securities dealers (which may include Crossmark Distributors itself) and other financial institutions and organizations (collectively “Service Organizations”) amounts based on the average net assets of the particular class of the Fund owned by shareholders for whom the Service Organizations provide services. Institutional Class and Class R6 shares are not subject to the Service and Distribution Plan.

Each of the Funds has also adopted a Sub-Accounting Services Plan with respect to its Class A, Class C and Institutional Class shares, which provides that each Fund shall reimburse Crossmark Distributors out of the assets of the Fund attributable to its Class A, Class C, and Institutional Class shares for payments by Crossmark Distributors to certain third party providers that assist in the servicing of certain group accounts in which Fund shareholders of each Class participate. For asset-based fee arrangements between Crossmark Distributors and third party providers, the amounts payable to Crossmark Distributors may not exceed, on an annual basis, 0.20% of the average daily net assets of the applicable Class of each Fund. For per-account arrangements between Crossmark Distributors and third party providers, the amounts payable to Crossmark Distributors may not exceed, on an annual basis, $20 per account. These fees are in addition to fees payable under the Service and Distribution Plan. Class R6 shares are not subject to the Sub-Accounting Services Plan. Prior to April 1, 2019, the amounts payable to Crossmark Distributors could not exceed, on an annual basis, 0.10% of the average daily net assets of the applicable Class of each Fund.

Certain officers and directors of the Funds are also officers and/or directors of Crossmark Global Investments, Crossmark Distributors and/or Crossmark Consulting.

Prior to May 1, 2019, Citi Fund Services Ohio, Inc. (“Citi Ohio”) served as the Funds’ fund accountant and sub-administrator. Effective May 1, 2019, The Northern Trust Company (“Northern Trust”) acts as fund accounting and sub-administration services provider for each Fund. Under the terms of the Fund Administration and Accounting Services Agreement, Northern Trust is paid annual class fees which shall apply to each additional class of shares of each Fund that has more than a single share class, and is entitled to receive a monthly fee from each Fund calculated at the annual rate of 0.05% on the first $500 million of the Funds’ aggregate average daily net assets. The rate then declines to 0.04% on the next $500 million of aggregate average daily net assets, and to 0.03% on the next $1 billion of aggregate average daily assets, and to 0.02% on aggregate average daily net assets over $2 billion thereafter subject to certain minimums and additional fees. Northern Trust receives additional fees for sub-administration services and reimbursement of certain expenses. Prior to April 29, 2019, under a transfer agency agreement assigned from Citi Ohio, FIS Investor Services, LLC served as the Funds’ transfer agent and was paid annual class and per account fees. These fees were allocated among the Funds based on their relative daily net assets. Effective April 29, 2019, Northern Trust serves as the Funds’ transfer agent and is paid annual class and per account fees.

Note 5 — Purchases and Sales of Securities:

Purchases and sales of portfolio securities (excluding short-term securities and U.S. government securities) for the period ended October 31, 2019, were as follows:

Fund	Purchases	Sales
Steward Covered Call Income Fund	$15,226,265	$13,747,085
Steward Global Equity Income Fund	67,750,057	72,176,278
Steward International Enhanced Index Fund	10,262,157	4,591,004
Steward Large Cap Enhanced Index Fund	21,623,521	21,241,459
Steward Small-Mid Cap Enhanced Index Fund	8,816,442	7,152,417
Steward Select Bond Fund	6,550,135	7,704,276

Purchases and sales of U.S. government securities for the period ended October 31, 2019, were as follows:

Fund	Purchases	Sales
Steward Select Bond Fund	$10,240,433	$11,393,936

Note 6 — Federal Income Tax Information:

As of October 31, 2019, the cost, gross unrealized appreciation, gross unrealized depreciation and net unrealized appreciation/(depreciation) on investments, for federal income tax purposes, were as follows:

				Net
				Unrealized
	Tax Cost of	Unrealized	Unrealized	Appreciation/
Fund	Securities	Appreciation	Depreciation	(Depreciation)
Steward Covered Call Income Fund	$31,719,219	$495,093	$(1,673,786)	$(1,178,693)
Steward Global Equity Income Fund	288,661,649	43,612,201	(9,549,511)	34,062,690
Steward International Enhanced Index Fund	144,763,434	19,910,923	(16,299,491)	3,611,432
Steward Large Cap Enhanced Index Fund	351,340,505	98,960,252	(15,779,350)	83,180,902
Steward Small-Mid Cap Enhanced Index Fund	204,937,655	44,888,510	(27,831,404)	17,057,106
Steward Select Bond Fund	156,973,480	4,480,101	(318,271)	4,161,830

The differences between book-basis and tax-basis unrealized appreciation/(depreciation) are primarily attributable to tax deferral of losses on wash sales, adjustments to income on certain securities and other temporary differences.

The tax character of distributions paid during the fiscal year ended April 30, 2019, were as follows:

	Distributions Paid From
		Net
		Long-Term	Total
	Ordinary	Capital	Distribution
Fund	Income	Gains	Paid
Steward Covered Call Income Fund	$2,375,222	$—	$2,375,222
Steward Global Equity Income Fund	10,280,699	17,436,658	27,717,357
Steward International Enhanced Index Fund	3,645,974	—	3,645,974
Steward Large Cap Enhanced Index Fund	5,748,102	21,132,271	26,880,373
Steward Small-Mid Cap Enhanced Index Fund	3,329,833	24,228,706	27,558,539
Steward Select Bond Fund	3,673,323	—	3,673,323

As of the end of the fiscal year ended April 30, 2019, the components of accumulated earnings/(deficit) on a tax basis were as follows:

						Total
						Distributable
	Undistributed	Undistributed		Accumulated	Unrealized	Earnings/
	Ordinary	Long-Term	Accumulated	Capital and	Appreciation/	(Accumulated
Fund	Income	Capital Gains	Earnings	Other Losses	(Depreciation)	Deficit)
Steward Covered Call Income Fund	$935,336	$—	$935,336	$—	$(1,125,087)	$(189,751)
Steward Global Equity Income Fund	673,022	5,046,319	5,719,341	—	38,699,435	44,418,776
Steward International Enhanced Index Fund	405,422	—	405,422	(204,953)	6,780,533	6,981,002
Steward Large Cap Enhanced Index Fund	—	9,836,643	9,836,643	—	79,643,591	89,480,234
Steward Small-Mid Cap Enhanced Index Fund	—	7,241,156	7,241,156	—	21,305,193	28,546,349
Steward Select Bond Fund	456,318	—	456,318	(2,355,185)	65,530	(1,833,337)

As of the end of the fiscal year ended April 30, 2019, the following Funds have capital loss carry forwards (“CLCFs”) as summarized in the tables below. CLCFs subject to expiration are applied as short-term capital loss regardless of whether the originating capital loss was short term or long term. CLCFs that are not subject to expiration must be utilized before those that are subject to expiration. The Board does not intend to authorize a distribution of any realized gain for the Funds until any applicable CLCF is offset or expires.

CLCFs not subject to expiration:

	Short-Term	Long-Term
Fund	Amount	Amount	Total
Steward Covered Call Income Fund	$—	$—	$—
Steward Global Equity Income Fund	—	—	—
Steward International Enhanced Index Fund	—	—	—
Steward Large Cap Enhanced Index Fund	—	—	—
Steward Small-Mid Cap Enhanced Index Fund	—	—	—
Steward Select Bond Fund	84,995	2,089,045	2,174,040

Under the current tax law, capital losses realized after October 31 and December 31, respectively, of a Fund’s fiscal year may be deferred and treated as occurring on the first business day of the following fiscal year tax purposes. The following Funds’ deferred losses are as follows:

Post-October
Loss
Fund	Deferred
Steward International Enhanced Index Fund	$204,953
Steward Select Bond Fund	181,145

For the fiscal year ended April 30, 2019, Steward International Enhanced Index Fund and Steward Select Bond Fund had expiring CLCFs of $4,553,057 and $760,671, respectively, and Steward International Enhanced Index Fund utilized capital loss carryforward of $1,787,926.

Note 7 — Control Ownership:

The beneficial ownership, either directly or indirectly, of more than 25% of the voting securities of a Fund creates a presumption of control of the Fund, under Section 2(a)(9) of the 1940 Act. As of October 31, 2019, AG Financial Solutions, the parent company of Crossmark Global Holdings, through its subsidiary, Steward Financial Holdings, Inc., has effective voting control over each of the Funds and SFI. In addition, as of October 31, 2019, the following were record owners of the approximate amounts of each Fund listed below. Record ownership is not necessarily the same as beneficial ownership.

		Percent
		Owned
Steward Covered Call Income Fund	TD Ameritrade Trust Co.	88%
Steward Global Equity Income Fund	National Financial Services LLC	32%
Steward Global Equity Income Fund	TD Ameritrade Trust Co.	37%
Steward International Enhanced Index Fund	National Financial Services LLC	50%
Steward International Enhanced Index Fund	TD Ameritrade Trust Co.	44%
Steward Large Cap Enhanced Index Fund	National Financial Services LLC	43%
Steward Large Cap Enhanced Index Fund	TD Ameritrade Trust Co.	41%
Steward Small-Mid Cap Enhanced Index Fund	National Financial Services LLC	26%
Steward Small-Mid Cap Enhanced Index Fund	TD Ameritrade Trust Co.	33%
Steward Select Bond Fund	National Financial Services LLC	44%
Steward Select Bond Fund	TD Ameritrade Trust Co.	54%

Note 8 — Subsequent Events:

Management has evaluated subsequent events through the date these financial statements were issued.

There were no events that require adjustment or disclosure for the period subsequent to October 31, 2019 through the date of issuance of these financial statements.

General Information (Unaudited)

Proxy Voting Policy and Voting Records

A description of the policies and procedures that the Steward Funds use to determine how to vote proxies and information regarding how each Fund voted proxies during the most recent 12 month-period ended June 30, is available without charge, (i) by calling 1-800-262-6631, or (ii) on the SEC’s website at http://www.sec.gov.

Availability of Quarterly Portfolio Schedule

Each Fund files its complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year as an exhibit to its reports on Form N-PORT. Portfolio holdings information included with Form N-PORT for the third month of each relevant fiscal quarter will be publicly available on the SEC’s website at www.sec.gov. Each Fund’s complete schedule of portfolio holdings for the second and fourth quarters of each fiscal year is included in the semi-annual and annual reports to shareholders, respectively, and is filed with the SEC on Form N-CSR. The semi-annual and annual report for each Fund is available to investors within 60 days after the period to which it relates. Each Fund’s Forms N-PORT and Forms N-CSR are available on the SEC’s website listed above.

Board Considerations Regarding Approval of New Advisory Agreement

The Board of Directors (the “Board”) of Steward Funds, Inc. (the “Company”), including the Independent Directors, approved a new Investment Advisory Agreement (the “New Advisory Agreement”) between the Company, on behalf of each of Steward Large Cap Enhanced Index Fund, Steward Small-Mid Cap Enhanced Index Fund, Steward International Enhanced Index Fund, Steward Select Bond Fund, Steward Global Equity Income Fund and Steward Covered Call Income Fund, each a series of the Company (each a “Fund” and collectively, the “Funds”), and the Funds’ investment adviser, Crossmark Global Investments, Inc. (the “Adviser” and together with its affiliates, “Crossmark”), at an in-person meeting on May 16, 2019 (the “May Meeting”). The Board determined that the approval of the New Advisory Agreement is appropriate for each Fund in light of the nature, quality and extent of the services currently provided and expected to continue to be provided by the Adviser and such other matters as the Board considered to be relevant in the exercise of its reasonable business judgment.

The Board considered the approval of the New Advisory Agreement as part of a broader proposal by Crossmark to restructure and consolidate the Funds’ current agreements with the Adviser and its affiliate, Crossmark Consulting, LLC (“Crossmark Consulting”), and to reset the fees thereunder, in connection with Crossmark’s efforts to reorient the Funds’ business for the broader retail and institutional markets and to ensure the continued provision of high quality services to the Funds, among other considerations (the “Proposal”). The Board considered that, under the Proposal, Crossmark recommended that the Funds’ four current agreements with the Adviser and Crossmark Consulting for investment advisory, values-based investment screening, administration and compliance services (the “Current Agreements”) be replaced with two new agreements with the Adviser, the New Advisory Agreement and a new Administration Agreement (the “New Administration Agreement” and together with the New Advisory Agreement, the “New Agreements”), that would cover the same services currently provided to the Funds under the Current Agreements. Furthermore, in connection with the New Agreements, the Board considered Crossmark’s proposal to reset the fees for its services, including (1) materially increasing the advisory fee rates charged to Steward Global Equity Income Fund and Steward Covered Call Income Fund and (2) revising the fee breakpoint schedules for all Funds under the New Agreements.

The Board reviewed the Proposal over the course of several meetings in December 2018, February 2019 and May 2019 and took into account the background and rationale for the Proposal. The Board noted that, following an extensive review of its businesses starting in 2015, Crossmark has been engaged in reorienting the Funds’ business to take advantage of the prevailing distribution and service models in the broader retail and institutional markets in order to expand the shareholder base and grow the Funds. The Board considered that, in connection with these efforts, Crossmark undertook a review of all aspects of the Funds’ business, including a comprehensive review of the Funds’ agreements with all service providers, in light of current industry practices, fees charged to peer funds and the needs of the Funds both at current asset levels and as assets grow. The Board noted that, based upon Crossmark’s review, and in light of the reorientation of the Funds’ business for the broader retail and institutional markets and the ongoing expansion and diversification of the shareholder base, Crossmark believes the structure of the New Agreements, and the proposed resetting of the fees thereunder, would better align the Funds with peer funds in the broader retail and institutional markets and would help to ensure the continued provision of high quality services by Crossmark. In addition, the Board considered that Crossmark believes the proposed advisory fee rate increases under the New Advisory Agreement for Steward Global Equity Income Fund and Steward Covered Call Income Fund would better align these Funds with actively-managed peer funds in the broader retail and institutional markets, better reflect the extent of services provided to the Funds and the performance that has been achieved for the Funds, and allow Crossmark to retain and attract talented investment, legal and compliance personnel in order to continue to provide high quality services to the Funds while maintaining a competitive total net expense ratio for shareholders.

To reach its determination in approving the New Advisory Agreement, the Board considered its duties under the Investment Company Act of 1940, as amended (the “1940 Act”), as well as under the general principles of state law, in reviewing and approving investment advisory contracts; the requirements of the 1940 Act in such matters; the fiduciary duty of investment advisers with respect to investment advisory agreements and their compensation under such agreements; the standards used by courts in determining whether investment company boards have fulfilled their duties; and the factors to be considered by the Board in voting on such agreements.

In connection with meetings of the Board held on December 4, 2018, and February 27, 2019 (the “February Meeting”) and the May Meeting, Crossmark provided, and reviewed with the Independent Directors, materials that described the details, background and rationale of the Proposal, including, for the May Meeting, a substantially final draft of the proxy statement to be submitted to shareholders of the Funds for approval of the New Advisory Agreement; reports prepared by Broadridge Financial Solutions, Inc. (“Broadridge”), an independent provider, outlining the proposed investment advisory fee rates to be charged to each Fund by the Adviser under the New Agreements and pro forma expense ratios of each Fund under the New Agreements as compared to a peer group of funds provided by Broadridge (the “Expense Group”); and information regarding the estimated profitability to Crossmark for each Fund under the New Agreements (collectively, the “Proposal Diligence”).

In determining whether to approve the New Advisory Agreement for each of the Funds, the Independent Directors also considered that, in connection with the 2019 annual contract review process conducted at the February Meeting, they received extensive information from Crossmark responding to requests for information from Company counsel that supported the Board’s decision to renew the Funds’ current Investment Advisory Agreement with the Adviser (the “Current Advisory Agreement”) at the February Meeting (collectively, the “Contract Review Materials”), which information outlined the investment advisory, values-based investment screening, administration, compliance and other services provided by Crossmark to the Funds (including the relevant personnel responsible for these services and their experience); the investment performance of each Fund as compared to a peer universe of funds provided by Broadridge (the “Performance Universe”), and as compared to the performance of relevant market benchmark indices; the investment advisory fee rates charged to each Fund by the Adviser under the Current Advisory Agreement as compared to the Expense Group, and as compared to fee rates charged to other clients of the Adviser with similar investment objectives and policies as the Funds; actual expenses of each Fund under the Current Agreements as compared to the Expense Group; the nature of expenses incurred in providing services to the Funds and the potential for economies of scale, if any; financial data on Crossmark; and any other incidental or “fall-out” benefits to Crossmark. The Independent Directors noted the Contract Review Materials in connection with their review of the Proposal and the New Advisory Agreement.

In considering the approval of the New Advisory Agreement for each Fund, the Independent Directors met with Company counsel, independent of management and of the interested directors, to review and discuss the materials received from Crossmark. The Board asked questions and applied its business judgment to determine whether the arrangement between the Company and the Adviser would be a reasonable business arrangement from each Fund’s perspective. The Board determined that, given the totality of the information provided with respect to the New Advisory Agreement, including the Proposal Diligence, as well as the Contract Review Materials, the Board, in its judgment, had received sufficient information to approve the New Advisory Agreement. In determining to approve the New Advisory Agreement for each Fund, the Board did not identify any single factor or group of factors as all important or controlling and considered all factors together, including the factors set forth below.

Nature, Quality and Extent of Services. The Board considered the nature, quality and extent of services expected to be provided by the Adviser to each Fund under the New Advisory Agreement. The Board considered that, under the New Advisory Agreement, the Adviser would provide the same advisory services that it currently provides under the Current Advisory Agreement, but would also provide the values-based investment screening services that are currently provided under a separate agreement by Crossmark Consulting. The Board also noted that, under the New Administration Agreement, the Adviser would provide the same administration and compliance services that are currently provided under two separate agreements by Crossmark Consulting. In this regard, the Board considered Crossmark’s explanation that it believes the new agreement structure is better aligned with that of peer funds and would better facilitate investors’ ability to compare the fees charged to the Funds with those charged to peer funds as well as the Board’s ability to evaluate the agreements and determine the competitiveness of the fees. The Board also noted that Crossmark expected that the new agreement structure would modestly improve overall operational efficiency for the Funds and the effective fulfillment of duties and responsibilities under the agreements.

The Board considered that the Adviser would continue to be responsible for investment advice, portfolio management and brokerage allocation, among other services, under the New Advisory Agreement, and would continue to manage each Fund’s investments while also incorporating a customized values-based approach to investing. The Board noted that the Adviser, in place of Crossmark Consulting, would continue to develop and maintain the values-based approach that produces a restricted list of securities that are not eligible for investment by the Funds. The Board also noted that the Adviser, in place of Crossmark Consulting, would continue to provide administration and compliance services, including maintaining the Funds’ compliance program, to the Funds. The Board also considered the background and experience of the Crossmark employees responsible for providing the investment advisory, values-based investment screening, administration, legal, compliance and other services to the Funds.

At the February Meeting and the May Meeting, the Board met with the portfolio managers responsible for the day-to-day management of each Fund’s investments and discussed each Fund’s performance with the portfolio managers. The Board noted that it meets with the portfolio managers to discuss investment performance at each quarterly Board meeting. The Board considered each Fund’s (other than Steward Covered Call Income Fund which commenced operations on December 14, 2017) investment performance (Institutional Class shares) over the one-, three-, five- and ten-year periods ended December 31, 2018 and Steward Covered Call Income Fund’s investment performance (Institutional Class shares) over the one-year period ended December 31, 2018, and compared each Fund’s performance to the performance of relevant market benchmarks and its Performance Universe. The Board took into account that the Funds utilize customized criteria for a values-based approach to investing and discussed with the portfolio managers the impact of the values-based approach to investing on the Funds’ performance.

With respect to Steward Global Equity Income Fund and Steward Covered Call Income Fund, for which the advisory fee rates would be materially increased under the New Advisory Agreement, the Board noted that Steward Global Equity Income Fund’s investment performance (Institutional Class shares) outperformed its Performance Universe median and the S&P Global 1200 Index for the one-, three-, five- and ten-year periods ended December 31, 2018, but underperformed the S&P 500 Index for the same periods. The Board also noted that Steward Global Equity Income Fund’s investment performance (Institutional Class shares) outperformed the MSCI World High Dividend Yield Index for the three-, five- and ten-year periods ended December 31, 2018, but underperformed the Index for the one-year period ended December 31, 2018. The Board also considered that Steward Global Equity Income Fund received the 2019 Refinitiv Lipper Fund Awards for Best Global Equity Income Fund for the three-, five- and ten-year performance categories for the period ended November 30, 2018, which marked the fifth consecutive year in which the Fund received a Lipper Fund Award and the first time the Fund received the award for the ten-year performance category. Crossmark also reported that Steward Covered Call Income Fund’s investment performance (Institutional Class shares) outperformed its Performance Universe median, the S&P 500 Index and the CBOE S&P 500 BuyWrite Index for the one-year period ended December 31, 2018.

In light of the information presented and the considerations made, the Board concluded that the nature, quality and extent of the services expected to be provided to each Fund by the Adviser under the New Advisory Agreement are expected to be satisfactory.

Fees and Expenses. The Board considered that, as a result of the proposed fee changes under the New Agreements, shareholders of Steward Large Cap Enhanced Index Fund, Steward Small-Mid Cap Enhanced Index Fund, Steward International Enhanced Index Fund and Steward Select Bond Fund would pay a slightly higher fee rate for aggregate advisory and values-based investment screening services under the New Advisory Agreement at asset levels as of April 30, 2019 and would not benefit from the same level of fee reductions provided under the fee breakpoint schedules of the Current Agreements. The Board considered that shareholders of each of these Funds would also pay higher fee rates, as compared to the current fee rates, for aggregate advisory and values-based investment screening services on assets above $500 million if and when assets of a Fund grow to that size, noting that all Funds are currently under $500 million in assets. The Board also considered that shareholders of Steward Global Equity Income Fund and Steward Covered Call Income Fund would pay materially higher fee rates at all asset levels for aggregate advisory and values-based investment screening services under the New Advisory Agreement and would not benefit from the same level of fee reductions provided under the fee breakpoint schedules of the Current Agreements. The Board further considered, however, that the Adviser intends to maintain the expense limitation currently in place for Steward Covered Call Income Fund through August 30, 2020 and to continue to maintain such expense limitation thereafter until the Fund’s assets substantially increase. The Board considered that, as a result, the total net expense ratio currently paid by such Fund’s shareholders would not increase while the expense limitation is in place.

The Board took into account Crossmark’s explanation that the proposed changes to the Funds’ fee breakpoint schedules are expected to provide adequate resources for Crossmark’s continued provision of high quality services to the Funds. The Board also considered Crossmark’s explanation that the proposed advisory fee rate increases for Steward Global Equity Income Fund and Steward Covered Call Income Fund would result in advisory fee rates that are more consistent with those charged to peer funds in light of their active management and the nature of their investment strategies, better reflect the extent of services provided to the Funds and the strong relative performance achieved, and allow Crossmark to retain and attract talented investment, legal and compliance personnel while maintaining a competitive total net expense ratio for shareholders, including, for Steward Covered Call Income Fund, through continued application of the current expense limitation.

The Board considered the proposed investment advisory fee rates for each Fund under the New Advisory Agreement as compared to the investment advisory fee rates for the Expense Group. The Board also reviewed the pro forma expense ratio of each Fund under the New Advisory Agreement as compared to the expense ratios of the Expense Group. The Board considered information provided by Broadridge on how it selected the peer funds included in the Expense Group for each Fund and considered certain limitations on the data provided. The Board noted that, with respect to comparing the Funds’ investment advisory fee rates under the New Advisory Agreement to the Expense Group, Broadridge included the fee rates for administration and compliance services to be provided under the New Administration Agreement in the investment advisory fee rates for the Funds. Based upon the information provided by Broadridge, the Board noted that the investment advisory fee rates proposed to be charged to each Fund under the New Advisory Agreement and the New Administration Agreement, except for Steward International Enhanced Index Fund and Steward Small-Mid Cap Enhanced Index Fund, would be below the median investment advisory fee rate of its Expense Group and that, although the investment advisory fee rates proposed to be charged to Steward International Enhanced Index Fund and Steward Small-Mid Cap Enhanced Index Fund would be above the median investment advisory fee rate of the applicable Expense Group, such fee rates would be within a reasonable range of the applicable median. The Board took into account that, even though the investment advisory fee rates charged to Steward Global Equity Income Fund and Steward Covered Call Income Fund would be materially increased under the New Advisory Agreement, the investment advisory fee rates proposed to be charged to each Fund under the New Advisory Agreement and the New Administration Agreement would remain below the median and average investment advisory fee rates of the applicable Expense Group. For Steward Covered Call Income Fund, the Board considered that the Adviser had contractually agreed to waive fees and/or reimburse expenses through at least August 30, 2020 to limit total annual operating expenses for the Fund, subject to the ability to recapture previously waived fees and/or reimbursed expenses under certain circumstances for a three-year period. On the basis of the information provided, the Board concluded that the investment advisory fee rates proposed to be charged for each Fund are reasonable and appropriate in light of the nature, quality and extent of the services expected to be provided by the Adviser to the Funds under the New Advisory Agreement.

Profitability. The Board received the financial statements of Crossmark and information regarding the estimated profitability to Crossmark for each Fund under the New Agreements and, at the February Meeting and the May Meeting, discussed such information with management. Based upon the information provided, the Board concluded that the profits estimated to be realized by Crossmark in connection with the Funds under the New Agreements were not unreasonable.

Economies of Scale. The Board considered whether there are any potential economies of scale with respect to the management of each Fund under the New Advisory Agreement and whether each Fund may benefit from any economies of scale under the New Advisory Agreement. The Board reviewed the net assets of each Fund in addition to the above noted Fees and Expenses and Profitability of Crossmark when considering the level of each Fund’s proposed investment advisory fee rates under the New Advisory Agreement. The Board noted that the proposed investment advisory fee rate schedule for each Fund under the New Advisory Agreement includes breakpoints that offer reasonable economies of scale, accounting for the resources needed by Crossmark in managing the Funds if and as assets grow in light of the reorientation of the Funds’ business, among other factors, and that such economies of scale may benefit each Fund as assets grow. Based upon the information considered, the Board concluded that the proposed investment advisory fee rate schedule for each Fund under the New Advisory Agreement reflects an appropriate level of sharing of any economies of scale that may exist in the management of the Funds.

Other Benefits to the Adviser and Its Affiliates. The Board considered the character and amount of other benefits, incidental or otherwise, expected to be received by the Adviser and its affiliates as a result of the Adviser’s relationship to the Funds. The Board noted that Crossmark Distributors, Inc. (“Crossmark Distributors”), an affiliate of the Adviser, serves as the Company’s distributor. The Board also noted that, under the New Agreements, the Adviser would provide the values-based investment screening, administration and compliance services to the Funds that are currently provided by Crossmark Consulting under the Current Agreements. The Board considered payments under the Funds’ Rule 12b-1 Plan to Crossmark Distributors for distribution services as well as the fee rates to be charged by the Adviser for administration and compliance services under the New Administration Agreement. The Board also noted that Crossmark Distributors does not execute portfolio transactions on behalf of the Funds. Additionally, the Board considered benefits to the Adviser related to brokerage and soft-dollar allocations, including allocating brokerage to pay for research generated by parties other than the executing broker-dealers. The Board considered these direct and indirect benefits in reaching its conclusion that each Fund’s proposed investment advisory fee rates under the New Advisory Agreement are reasonable.

Conclusion. Based upon all the information considered and the conclusions reached, the Board unanimously determined that the terms of the New Advisory Agreement are fair and reasonable and that approval of the New Advisory Agreement for each Fund is appropriate.

EXPENSE EXAMPLES (Unaudited)

As a shareholder of the Funds, you may incur transaction costs, including contingent deferred sales charges on the lesser of the purchase price or redemption proceeds of Class C shares. You will also incur ongoing costs, including management fees; 12b-1 fees; and other Fund expenses. The following examples are intended to help you understand your ongoing costs (in dollars) of investing in the Funds and to compare these costs with the ongoing costs of investing in other mutual funds.

The Example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period from May 1, 2019 through October 31, 2019.

Actual Expenses

The table below provides information about actual account values and actual expenses. You may use the information below, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the table under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

			Expenses Paid	Expense Ratio
	Beginning	Ending	During Period*	During Period
	Account Value	Account Value	5/1/19 –	5/1/19 –
Fund	5/1/19	10/31/19	10/31/19	10/31/19**
Steward Covered Call Income Fund
Class A	$1,000.00	$1,028.80	$6.39	1.25%
Class C	1,000.00	1,026.30	10.21	2.00%
Class R6(1)	1,000.00	1,030.60	—	—%
Institutional Class	1,000.00	1,031.30	5.12	1.00%
Steward Global Equity Income Fund
Class A	1,000.00	1,044.50	5.57	1.08%
Class C	1,000.00	1,042.00	9.42	1.83%
Class R6	1,000.00	1,046.30	4.23	0.82%
Institutional Class	1,000.00	1,045.80	4.28	0.83%
Steward International Enhanced Index Fund
Class A	1,000.00	989.10	5.06	1.01%
Class C(1)	1,000.00	975.90	—	—%
Class R6	1,000.00	983.10	3.50	0.70%
Institutional Class	1,000.00	990.40	3.76	0.75%
Steward Large Cap Enhanced Index Fund
Class A	1,000.00	1,027.40	3.99	0.78%
Class C(1)	1,000.00	1,013.60	—	—%
Class R6	1,000.00	1,028.30	2.20	0.43%
Institutional Class	1,000.00	1,028.80	2.71	0.53%
Steward Small-Mid Cap Enhanced Index Fund
Class A	1,000.00	978.10	4.09	0.82%
Class C(1)	1,000.00	974.00	—	—%
Class R6	1,000.00	982.20	2.40	0.48%
Institutional Class	1,000.00	979.80	2.84	0.57%
Steward Select Bond Fund
Class A	1,000.00	1,036.70	4.83	0.94%
Class C(1)	1,000.00	1,021.40	—	—%
Class R6(1)	1,000.00	1,028.80	—	—%
Institutional Class	1,000.00	1,037.90	3.54	0.69%

*	Expenses are equal to the annualized expense ratio multiplied by the average account value over the period multiplied by 184/365 (to reflect the one-half year period).
**	The Expense Ratio for each class of Steward Covered Call Income Fund (other than Class R6) reflects an expense limitation. See Note 4 in the Notes to Financial Statements.
(1)	Expense Paid and Expense Ratio are expressed as — and —%, respectively, because the class is too small to accrue income and expenses during the period ended October 31, 2019.

Hypothetical Example for Comparison Purposes (Unaudited)

The table below provides information about hypothetical account values and hypothetical expenses based on each Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not each Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only. The Funds do not charge transactional costs, such as sales charges (front or back end loads) or exchange fees, although other funds might. Therefore, this table is useful only in comparing ongoing costs and will not help you determine the relative costs of owning different funds.

			Expenses Paid	Expense Ratio
	Beginning	Ending	During Period*	During Period
	Account Value	Account Value	5/1/19 –	5/1/19–
Fund	5/1/19	10/31/19	10/31/19	10/31/19**
Steward Covered Call Income Fund
Class A	$1,000.00	$1,018.90	$6.36	1.25%
Class C	1,000.00	1,015.12	10.16	2.00%
Class R6(1)	1,000.00	1,020.16	—	—%
Institutional Class	1,000.00	1,020.16	5.09	1.00%
Steward Global Equity Income Fund
Class A	1,000.00	1,019.76	5.50	1.08%
Class C	1,000.00	1,015.98	9.30	1.83%
Class R6	1,000.00	1,021.07	4.18	0.82%
Institutional Class	1,000.00	1,021.02	4.23	0.83%
Steward International Enhanced Index Fund
Class A	1,000.00	1,020.11	5.14	1.01%
Class C(1)	1,000.00	1,018.90	—	—%
Class R6	1,000.00	1,021.68	3.57	0.70%
Institutional Class	1,000.00	1,021.42	3.82	0.75%
Steward Large Cap Enhanced Index Fund
Class A	1,000.00	1,021.27	3.97	0.78%
Class C(1)	1,000.00	1,019.56	—	—%
Class R6	1,000.00	1,023.04	2.19	0.43%
Institutional Class	1,000.00	1,022.53	2.70	0.53%
Steward Small-Mid Cap Enhanced Index Fund
Class A	1,000.00	1,021.07	4.18	0.82%
Class C(1)	1,000.00	1,019.00	—	—%
Class R6	1,000.00	1,022.79	2.45	0.48%
Institutional Class	1,000.00	1,022.33	2.91	0.57%
Steward Select Bond Fund
Class A	1,000.00	1,020.47	4.79	0.94%
Class C(1)	1,000.00	1,018.25	—	—%
Class R6(1)	1,000.00	1,021.73	—	—%
Institutional Class	1,000.00	1,021.73	3.52	0.69%

*	Expenses are equal to the annualized expense ratio multiplied by the average account value over the period multiplied by 184/365 (to reflect the one-half year period).
**	The Expense Ratio for each class of Steward Covered Call Income Fund (other than Class R6) reflects an expense limitation. See Note 4 in the Notes to Financial Statements.
(1)	Expense Paid and Expense Ratio are expressed as — and —%, respectively, because the class is too small to accrue income and expenses during the period ended October 31, 2019.

Visit us online at:

crossmarkglobal.com

CROSSMARK STEWARD FUNDS

SEMI-ANNUAL REPORT

Steward Covered Call Income Fund

Steward Global Equity Income Fund

Steward International Enhanced Index Fund

Steward Large Cap Enhanced Index Fund

Steward Small-Mid Cap Enhanced Index Fund

Steward Select Bond Fund

Distributed by: Crossmark Distributors, Inc. 15375 Memorial Dr, Suite 200 Houston, TX 77079 1-800-262-6631 info@crossmarkglobal.com
For more complete information about the Steward Funds, including charges and expenses, contact the Distributor to receive a prospectus. Please read it carefully before you invest or send money.

Item 2. Code of Ethics.

Not applicable for the reporting period.

Item 3. Audit Committee Financial Expert.

Not applicable for the reporting period.

Item 4. Principal Accountant Fees and Services.

Not applicable for the reporting period.

Item 5. Audit Committee of Listed Registrants.

Not applicable.

Item 6. Schedule of Investments.

(a)	The schedules of investments are included as part of the report to shareholders filed under Item 1 of this Form.

(b)	Not applicable.

Item 7. Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

Not applicable.

Item 8. Portfolio Managers of Closed-End Management Investment Companies.

Not applicable.

Item 9. Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers.

Not applicable.

Item 10. Submission of Matters to a Vote of Security Holders.

There have been no changes to the procedures by which shareholders may recommend nominees to the registrant’s Board of Trustees.

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Item 11. Controls and Procedures.

(a)	The registrant’s principal executive officer and principal financial officer have concluded, based on their evaluation of the registrant’s disclosure controls and procedures as conducted within 90 days of the filing date of this report, that these disclosure controls and procedures are adequately designed and are operating effectively to ensure that information required to be disclosed by the registrant on Form N-CSR is recorded, processed, summarized and reported within the time periods specified in the Securities and Exchange Commission’s rules and forms.

(b)	There were no changes in the registrant’s internal control over financial reporting (as defined in Rule 30a-3(d) under the Act (17 CFR 270.30a-2(d)) that occurred during the second fiscal quarter of the period covered by this report that have materially affected or are reasonably likely to materially affect, the registrant’s internal control over financial reporting.

Item 12. Disclosure of Securities Lending Activities for Closed-End Management Investment Companies.

Not applicable.

Item 13. Exhibits.

(a)	(1)	Code of Ethics – Not applicable for the reporting period.

(a)	(2)	Certification for each principal executive and principal financial officer of the registrant as required by Rule 30a-2 under the Act (17 CFR 270.30a-2(a)) – Filed as an attachment to this filing.

(a)	(3)	Written solicitation to purchase securities under Rule 23c-1 – Not applicable.

(a)	(4)	There has been no change to the registrant’s independent public accountant.

(b)	Certifications required by Rule 30a-2(b) under the Act (17 CFR 270.30a-2(b)), Rule 13a-14(b) or Rule 15d-14(b) under the Exchange Act (17 CFR 240.13a-14(b) or 240.15d-14(b)), and Section 1350 of Chapter 63 of Title 18 of the United States Code (18 U.S.C. 1350). A certification furnished pursuant to this paragraph will not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended, or otherwise subject to the liability of that section. Such certification will not be deemed to be incorporated by reference into any filing under the Securities Act of 1933 or the Exchange Act, except to the extent that the registrant specifically incorporates it by reference – Filed as an attachment to this filing.

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SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

Steward Funds, Inc.

By:	/s/ Michael L. Kern, III
Michael L. Kern, III
President and Treasurer

Date: December 23, 2019

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By:	/s/ Michael L. Kern, III
Michael L. Kern, III
President and Treasurer

Date: December 23, 2019

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